SYNTAX ETF TRUST

Syntax Stratified LargeCap ETF (SSPY)
Syntax Stratified MidCap ETF (SMDY)
Syntax Stratified SmallCap ETF (SSLY)
Syntax Stratified U.S. Total Market ETF (SYUS)
Syntax Stratified U.S. Total Market Hedged ETF (SHUS)
Syntax Stratified Total Market II ETF (SYII)

One Liberty Plaza, 46th Floor, New York, NY 10006
(212) 880-0200

July 31, 2024

Dear Shareholder,

We are sending this material to you because you are a shareholder of one or more of the Syntax Stratified LargeCap ETF (SSPY), Syntax Stratified MidCap ETF (SMDY), Syntax Stratified SmallCap ETF (SSLY), Syntax Stratified U.S. Total Market ETF (SYUS), Syntax Stratified U.S. Total Market Hedged ETF (SHUS), or Syntax Stratified Total Market II ETF (SYII) (each, an “Acquired Fund” and collectively, the “Acquired Funds” or the “Syntax Funds”), each of which is a series of Syntax ETF Trust (the “Trust”). After careful consideration, Syntax Advisors, LLC (the “Adviser”), the investment adviser to each Acquired Fund, has recommended, and the Board of Trustees (the “Board”) of the Trust has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of each Acquired Fund with and into newly created series (each, an “Acquiring Fund” and together, the “Acquiring Funds”) of Exchange Listed Funds Trust (“ELFT”), each of which is managed by Exchange Traded Concepts, LLC (“ETC”). In connection with such approval, the Board has called a Joint Special Meeting of Shareholders for the Acquired Funds to consider the approval of the Plan (the “proposal”). Accordingly, you are cordially invited to a Joint Special Meeting of Shareholders (together with any postponements or continuations thereof, the “Special Meeting”) of each Acquired Fund, which will be held at 10:30 a.m., Eastern Time, at the offices of Exchange Traded Concepts, LLC, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120 on August 21, 2024.

The Plan provides for the transfer of all of the assets of the applicable Acquired Fund to the corresponding Acquiring Fund in exchange for shares of that Acquiring Fund and the assumption of all of the liabilities of such Acquired Fund by the corresponding Acquiring Fund, and the distribution of the Acquiring Fund’s shares (and cash in lieu of any fractional shares) received by such Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”). Each Acquired Fund and its corresponding Acquiring Fund are set forth in the table below.

Acquired Fund (Ticker Symbol)	Acquiring Fund (Ticker Symbol)
Syntax Stratified LargeCap ETF (SSPY)	Stratified LargeCap Index ETF (SSPY)
Syntax Stratified MidCap ETF (SMDY)
Syntax Stratified SmallCap ETF (SSLY)
Syntax Stratified U.S. Total Market ETF (SYUS)
Syntax Stratified Total Market II ETF (SYII)

Syntax Stratified U.S. Total Market Hedged ETF (SHUS)	Stratified LargeCap Hedged ETF (SHUS)

If shareholders of an Acquired Fund approve the Plan, and certain other closing conditions are satisfied or waived:

•        Acquired Fund shareholders will receive after the closing of the Reorganization (in accordance with the terms of the Plan) a number of shares of beneficial interest of the corresponding Acquiring Fund (and cash in lieu of any fractional shares) equal in value to the value of the shares of your Acquiring Fund held immediately prior to the Reorganization and become shareholders of that Acquiring Fund. As described in greater detail in the enclosed Joint Proxy Statement and Prospectus, certain of the Acquired Funds’ investment objectives, investment strategies, and investment policies differ from those of their corresponding Acquiring Fund.

•        The assets of each Acquired Fund will no longer be managed by the Adviser, the investment adviser to each Acquired Fund, but by ETC, the investment adviser to each Acquiring Fund. While the Adviser will not be involved in the management of the Acquiring Funds, Syntax LLC (“Syntax” or the “Index Provider”), the index provider for each index used by an Acquired Fund, will continue to serve as the Index Provider for the Syntax Stratified LargeCap Index (the “Index”), the index the performance of which the Stratified LargeCap Index ETF seeks to track and which also serves as a critical component of the principal investment strategy of the Stratified LargeCap Hedged ETF.

•        Vantage Consulting Group Inc., which serves as an investment sub-adviser to each Acquired Fund, and Swan Global Investments, LLC, which serves as an investment sub-adviser to the Syntax Stratified U.S. Total Market Hedged ETF, will not be involved in the management of the Acquiring Funds.

The Adviser and the Board believe the Reorganization of the Acquired Funds is in the best interests of each Acquired Fund and its shareholders. The Reorganization of each Acquired Fund will provide its shareholders with the option to maintain investment methodology exposure to Syntax’s Stratified-Weight™ weighting methodology while access to ETC’s operating and distribution platforms will better position shareholders to benefit from the future growth of the Acquired Fund’s corresponding Acquiring Fund. Specifically, the Adviser and the Board believe becoming a part of the ETC operating platform, which currently offers and supports the operation of 58 ETFs, will increase operating efficiencies and decrease operating expenses for each Acquired Fund’s corresponding Acquiring Fund thereby creating the potential for improved Fund performance. The Adviser and the Board also expect that access to ETC’s well-established distribution platform should increase the opportunities for each Acquired Fund’s corresponding Acquiring Fund to attract additional investment, which also should position shareholders to potentially benefit from improved Fund performance and lower Fund fees and expenses. For those shareholders of the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, Syntax Stratified SmallCap ETF, Syntax Stratified U.S. Total Market ETF, and Syntax Stratified Total Market II ETF, the consolidation of the assets of each of those Acquired Funds into and with the ELFT’s Stratified LargeCap Index ETF is also expected to create more attractive investment and distribution opportunities for those investors and distribution platforms that require increased assets under management prior to investment and distribution, respectively.

If the Reorganizations are approved, each of Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF will be reorganized into the Stratified LargeCap Index ETF, which has the same contractual unitary management fee as the Acquired Funds, but does not have an expense limitation or fee waiver agreement in place, and is not expected to adopt such an arrangement. Syntax Stratified U.S. Total Market ETF and Syntax Stratified Total Market II ETF will also be reorganized into the Stratified LargeCap Index ETF, which has a lower contractual unitary management fee than the Acquired Funds, but, as stated above, does not have an expense limitation or fee waiver agreement in place, and is not expected to adopt such an arrangement. Syntax Stratified U.S. Total Market Hedged ETF will be reorganized into the Stratified LargeCap Hedged ETF, which has a lower contractual unitary management fee than the Acquired Fund, but does not have an expense limitation or fee waiver agreement in place, and is not expected to adopt such an arrangement. The proposed fees on a gross and net basis, before and after the Reorganization, are described in the following table.

Acquired Fund (Ticker Symbol)	Acquired Fund Management Fee (as a percent of a fund’s daily net assets)	Acquired Fund Total Operating Expenses After Waivers	Acquiring Fund (Ticker Symbol)	Acquiring Fund Management Fee (as a percent of a fund’s daily net assets)
Syntax Stratified LargeCap ETF (SSPY)	0.45%	0.30%	Stratified LargeCap Index ETF (SSPY)	0.45%
Syntax Stratified MidCap ETF (SMDY)	0.45%	0.35%
Syntax Stratified SmallCap ETF (SSLY)	0.45%	0.40%
Syntax Stratified U.S. Total Market ETF (SYUS)	0.75%	0.35%
Syntax Stratified Total Market II ETF (SYII)	0.75%	0.35%

Syntax Stratified U.S. Total Market Hedged ETF (SHUS)	1.00%	0.65%	Stratified LargeCap Hedged ETF (SHUS)	0.95%

As further explained in the enclosed Proxy Statement/Prospectus, the Reorganizations will be effected pursuant to the Plan. Pursuant to the Plan, each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for the assumption of all liabilities of the Acquired Fund by the Acquiring Fund and shares of the Acquiring Fund having an aggregate net asset value (plus cash in lieu of fractional shares, if any) equal to the aggregate net asset value of the shares of the Acquired Fund on the closing date for the Reorganization. The shares of the corresponding Acquiring Fund will be distributed pro rata to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Holders of shares of an Acquired Fund will receive the number of shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) equal in value to the aggregate net asset value of the shares of the Acquired Fund that the shareholder held immediately prior to the Reorganization.

The following Reorganizations are not expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Acquired Fund (Ticker Symbol)	Acquiring Fund (Ticker Symbol)
Syntax Stratified MidCap ETF (SMDY)	Stratified LargeCap Index ETF (SSPY)
Syntax Stratified SmallCap ETF (SSLY)	Stratified LargeCap Index ETF (SSPY)

Accordingly, it is anticipated that the Reorganizations noted above will be taxable transactions, and that the Acquired Funds will recognize gain or loss, if any, in connection with the transfer of its assets to the Acquiring Fund, which may require the Acquired Fund to make taxable distributions to its shareholders. Further, a shareholder’s exchange of Acquired Fund shares for Acquiring Fund shares is expected to be a taxable event, unless the shareholders hold shares in a tax deferred account. Each other Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, and an Acquired Fund’s shareholders are not expected to recognize any gain or loss upon receipt of Acquiring Fund shares in the Reorganization.

The enclosed Joint Proxy Statement and Prospectus describes the proposal in detail and compares each Acquired Fund to its corresponding Acquiring Fund. You should review these materials carefully and retain them for future reference.

After careful consideration of the proposed Reorganizations and the Plan, the Board, on behalf of each Acquired Fund, has unanimously approved and recommends that you vote “FOR” the proposal.

If you were a shareholder of record of an Acquired Fund as of the close of business on July 29, 2024, the record date for the Special Meeting, you are entitled to notice of, and to vote on, the proposal applicable to that Acquired Fund at the Special Meeting and at any adjournment thereof. The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting. Shareholders of each Acquired Fund will vote separately on the proposed Reorganization of their respective Acquired Fund, and a Reorganization will be effected as to a particular Acquired Fund only if that Fund’s shareholders approve the Reorganization and certain closing conditions are satisfied or waived. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card. If you have any questions regarding the proposal to be voted on, please do not hesitate to call 1-800-814-4284.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Joint Proxy Statement and Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Syntax Funds.

Sincerely,

/s/ Rory Riggs
Rory Riggs
Principal Executive Officer
Syntax ETF Trust

SYNTAX ETF TRUST

Syntax Stratified LargeCap ETF (SSPY)
Syntax Stratified MidCap ETF (SMDY)
Syntax Stratified SmallCap ETF (SSLY)
Syntax Stratified U.S. Total Market ETF (SYUS)
Syntax Stratified U.S. Total Market Hedged ETF (SHUS)
Syntax Stratified Total Market II ETF (SYII)

One Liberty Plaza, 46th Floor, New York, NY 10006
(212) 880-0200

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 21, 2024

Syntax ETF Trust, a Delaware statutory trust (the “Trust”), will hold a Joint Special Meeting of Shareholders (the “Special Meeting”) of each of Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, Syntax Stratified SmallCap ETF, Syntax Stratified U.S. Total Market ETF, Syntax Stratified U.S. Total Market Hedged ETF, and Syntax Stratified Total Market II ETF, each a series of the Trust (each, an “Acquired Fund” and collectively, the “Acquired Funds”), at 10:30 a.m., Eastern Time, at the offices of Exchange Traded Concepts, LLC, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120 on August 21, 2024.

At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote on the following proposal:

To approve an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of each Acquired Fund with and into a corresponding, newly established series of Exchange Listed Funds Trust (each, an “Acquiring Fund” and together, the “Acquiring Funds”) as set forth in the table below, with each reorganization consisting of: (i) the transfer of all of the assets of an Acquired Fund to its corresponding Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund and (ii) the distribution of Acquiring Fund shares (and cash in lieu of any fractional shares) to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

Acquired Fund (Ticker Symbol)	Acquiring Fund (Ticker Symbol)
Syntax Stratified LargeCap ETF (SSPY)	Stratified LargeCap Index ETF (SSPY)
Syntax Stratified MidCap ETF (SMDY)
Syntax Stratified SmallCap ETF (SSLY)
Syntax Stratified U.S. Total Market ETF (SYUS)
Syntax Stratified Total Market II ETF (SYII)
Syntax Stratified U.S. Total Market Hedged ETF (SHUS)	Stratified LargeCap Hedged ETF (SHUS)

If shareholders of an Acquired Fund approve the Plan, and certain other closing conditions are satisfied or waived, you will receive after the closing of the Reorganization (in accordance with the terms of the Plan) a number of shares of beneficial interest of the corresponding Acquiring Fund (and cash in lieu of any fractional shares) equal in value to the value of the shares of your Acquiring Fund held immediately prior to the Reorganization and become a shareholder of that Acquiring Fund. As described in greater detail in the enclosed Joint Proxy Statement and Prospectus, certain of the Acquired Funds’ investment objectives, investment strategies, and investment policies differ from those of their corresponding Acquiring Fund. You should read the Joint Proxy Statement and Prospectus, including the comparative information about the Acquired Funds and their corresponding Acquiring Fund, carefully.

The Board of Trustees of the Trust has unanimously approved and recommends that you cast your vote “FOR” the Plan and the Reorganization of your Acquired Fund as described in the Joint Proxy Statement and Prospectus.

Only shareholders of record of the Acquired Funds at the close of business on July 29, 2024, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any continuation thereof. Shareholders of each Acquired Fund will vote separately on the proposal of their respective Acquired Fund, and a Reorganization will be effected as to a particular Acquired Fund only if that Acquired Fund’s shareholders approve the Reorganization and certain closing conditions are satisfied or waived.

As a shareholder, you are asked to complete, date, and sign the enclosed proxy card(s) and return it (them) promptly in the envelope provided for that purpose. Your proxy card(s) also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. You may also elect to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. Your prompt voting by proxy will help assure a quorum at the Special Meeting.

Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Joint Proxy Statement and Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card. We encourage you to review all of the important information contained in the Joint Proxy Statement and Prospectus before voting.

By Order of the Board of Trustees of Syntax ETF Trust

/s/ Rory Riggs
Rory Riggs
Principal Executive Officer
Syntax ETF Trust

SYNTAX ETF TRUST

Syntax Stratified LargeCap ETF (SSPY)
Syntax Stratified MidCap ETF (SMDY)
Syntax Stratified SmallCap ETF (SSLY)
Syntax Stratified U.S. Total Market ETF (SYUS)
Syntax Stratified U.S. Total Market Hedged ETF (SHUS)
Syntax Stratified Total Market II ETF (SYII)

One Liberty Plaza, 46th Floor, New York, NY 10006
(212) 880-0200

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

For your convenience, we have provided you with a brief overview of the proposal to be voted on. We recommend that you read the entire Joint Proxy Statement and Prospectus, which contains additional information about the proposal, and retain it for future reference.

Q.     What is happening?

A.     Syntax Advisors, LLC (the “Adviser”), the investment adviser to each Acquired Fund, has recommended, and the Board of Trustees (the “Board”) of the Syntax ETF Trust (the “Trust”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of each of Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, Syntax Stratified SmallCap ETF, Syntax Stratified U.S. Total Market ETF, Syntax Stratified U.S. Total Market Hedged ETF, and Syntax Stratified Total Market II ETF, each a series of the Trust (each, an “Acquired Fund” and collectively, the “Acquired Funds”) with and into newly created series (each, an “Acquiring Fund” and together, the “Acquiring Funds”) of Exchange Listed Funds Trust (“ELFT”), each of which is managed by Exchange Traded Concepts, LLC (“ETC”). As a shareholder of one or more Acquired Funds, you are being asked to vote on the proposal below for your Acquired Fund(s) to be considered at a Joint Special Meeting of Shareholders (the “Special Meeting”) of the Acquired Fund(s) to be held at 10:30 a.m., Eastern Time, at the offices of Exchange Traded Concepts, LLC, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120 on August 21, 2024.

Proposal: To approve an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of each Acquired Fund with and into the corresponding, newly established series of Exchange Listed Funds Trust (each, an “Acquiring Fund” and together, the “Acquiring Funds”) as set forth in the table below, with each reorganization consisting of: (i) the transfer of all of the assets of an Acquired Fund to its corresponding Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund and (ii) the distribution of Acquiring Fund shares (and cash in lieu of any fractional shares) to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

Acquired Fund (Ticker Symbol)	Acquiring Fund (Ticker Symbol)
Syntax Stratified LargeCap ETF (SSPY)	Stratified LargeCap Index ETF (SSPY)
Syntax Stratified MidCap ETF (SMDY)
Syntax Stratified SmallCap ETF (SSLY)
Syntax Stratified U.S. Total Market ETF (SYUS)
Syntax Stratified Total Market II ETF (SYII)

Syntax Stratified U.S. Total Market Hedged ETF (SHUS)	Stratified LargeCap Hedged ETF (SHUS)

The Board has unanimously approved and recommends that you cast your vote “FOR” the Plan and the Reorganization of your Acquired Fund as described in the Joint Proxy Statement and Prospectus.

Q.     How will the Reorganizations be effected?

A.     If an Acquired Fund’s shareholders approve the Plan, the Acquired Fund will transfer all of its assets to its corresponding Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities. The Acquired Fund will then distribute to its shareholders the Acquiring Fund shares it received and cash in lieu of any fractional shares thereby accomplishing the complete liquidation of the Acquired Fund’s assets. Each Acquired Fund shareholder will receive shares of its Acquired Fund’s corresponding Acquiring Fund (and cash in lieu of any fractional shares) equal in value to the aggregate net asset value of the shares of your Acquired Fund held immediately prior to its Reorganization, computed as of the close of regular trading on the New York Stock Exchange on the date of the closing of the Reorganization (the “Valuation Time”). In connection with the Acquired Fund’s distribution and liquidation, the Acquired Fund will cancel its outstanding shares and thereafter be dissolved under applicable law.

Q.     Why are the Reorganizations being recommended?

A.     On January 16, 2024, the Adviser and ETC entered into an agreement pursuant to which the Adviser agreed to transition its ETF business to ETC, a well-established ETF management and solutions platform. In connection with such agreement, the Adviser recommended, and the Trust’s Board approved, the Plan, which provides for the Reorganization of each Acquired Fund with and into a corresponding Acquiring Fund to be managed by ETC. The Adviser and the Board conducted a thorough review of ETC and its ETF experience and current operations, as well as of ELFT, the other ETF series of ELFT, and its Board of Trustees. Based on their findings from the review and for the reasons summarized below and discussed in greater detail in the enclosed Joint Proxy Statement and Prospectus, the Adviser and the Board believe that the proposed Reorganizations are in the best interests of each Acquired Fund and their shareholders.

Among the reasons considered were:

•        Continuity of Investment Methodology. The Adviser and the Board believe the Reorganization of each Acquired Fund will provide its shareholders with the option to maintain exposure to Syntax’s Stratified-Weight™ weighting methodology by which Syntax LLC (“Syntax” or the “Index Provider”) diversifies its indices by hierarchically grouping and distributing the weight of an index’s constituent companies that share “Related Business Risks” or the risks shared by two or more companies provide similar products and/or services or share economic relationships such as having common suppliers, customers or competitors.

•        Greater Potential for Future Growth. The Adviser and the Board believe each Acquired Fund’s access to ETC’s operating and distribution platforms will better position shareholders to benefit from the future asset growth of the Acquired Fund’s corresponding Acquiring Fund. As part of its agreement with the Adviser, ETC has committed to providing its marketing support services and bringing the full extent of its distribution capabilities to bear with respect to the assets to be reorganized into and with the Acquiring Funds. The Adviser and the Board believe becoming a part of the ETC operating platform will increase operating efficiencies for each Acquired Fund’s corresponding Acquiring Fund thereby creating the potential for improved Fund performance. The Adviser and the Board also expect that access to ETC’s well-established distribution platform should increase the opportunities for each Acquired Fund’s corresponding Acquiring Fund to attract additional investment, which also should position shareholders to potentially benefit from improved Fund performance and lower Fund fees and expenses. For those shareholders of the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, Syntax Stratified SmallCap ETF, Syntax Stratified U.S. Total Market ETF, and Syntax Stratified Total Market II ETF, the consolidation of the assets of each of those Acquired Funds into and with the ELFT’s Stratified LargeCap Index ETF is also expected to create more attractive investment and distribution opportunities for those investors and distribution platforms that require increased assets under management prior to investment and distribution, respectively.

•        Service Providers to the Fund. Following the Reorganizations, the Acquired Fund assets would continue to be serviced by highly experienced and competent service providers thereby preserving the high quality and nature of the services received by the Acquired Funds currently. ETC has arranged for a seasoned group of companies to provide services to the Acquiring Funds to ensure the provision of services comparable to those provided by the Acquired Funds’ current service providers, and in no event would the Acquired Funds or their shareholders experience any diminution in the level or quality of services provided by those service providers.

•        Other Alternatives. In addition to the proposed Reorganizations, the Board also inquired about other potential alternatives and considered the information received in response to those requests and inquiries. Alternatives considered included a further consolidation and/or restructuring of the Acquired Funds, replacing existing service providers in an effort to lower the Acquired Funds’ overall costs, and other potential reorganization partners. Each alternative considered was ultimately determined to not be a viable solution because, for example, it could not generate cost savings sufficient to support and grow the Funds going forward, or it did not afford the Acquired Funds and their shareholders benefits comparable to those to be provided in connection with the proposed Reorganizations. In contemplating simply liquidating the Acquired Funds, it was noted that, with the exception of Syntax Stratified SmallCap Index ETF and Syntax Stratified MidCap Index ETF, such liquidations would generally would result in a taxable events for shareholders, whereas participating in the proposed Reorganizations may enable those shareholders who wish to redeem their interests flexibility to plan the timing of such redemptions and thus, timing of any resulting tax event. The Board did not identify any particular piece of information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

Q.     Who will manage the Acquiring Funds?

A.     ETC serves as the investment adviser to each Acquiring Fund and will be solely responsible for the management of the Acquiring Funds’ assets following the Reorganizations. If shareholders of an Acquired Fund approve the Plan, upon the close of the Reorganization of the Acquired Fund, its assets will no longer be managed by the Adviser, but by ETC. More specifically, a four-person ETC portfolio management team led by Andrew Serowik and including of Todd Alberico, Gabriel Tan, and Brian Cooper will be primarily responsible for managing each Acquiring Fund’s portfolio on a day-to-day basis. Information about the Acquiring Funds’ portfolio management team is available in the Acquiring Funds’ Prospectus and Statement of Additional Information. Each Acquiring Fund and ETC’s management thereof will also be subject to the oversight of the board of trustees and officers ELFT.

While the Adviser will not be involved in the management of the Acquiring Funds, Syntax, the index provider for each index used by an Acquired Fund, will continue to serve as the Index Provider for the Syntax Stratified LargeCap Index (the “Index”), the index the performance of which the Stratified LargeCap Index ETF seeks to track and which also serves as a critical component of the principal investment strategy of the Stratified LargeCap Hedged ETF. Vantage Consulting Group Inc., which serves as an investment sub-adviser to each Acquired Fund, and Swan Global Investments, LLC, which serves as an investment sub-adviser to the Syntax Stratified U.S. Total Market Hedged ETF, will not be involved in the management of the Acquiring Funds.

ETC has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) which permits ETC to operate each Acquiring Fund under a “manager of managers” structure (the “Order”). The Order enables ETC, subject to the oversight of the ELFT Board of Trustees, to hire new sub-advisers and modify sub-advisory agreements with any existing or new sub-adviser without the approval of fund shareholders. Although ETC does not expect to engage a sub-adviser for either Acquiring Fund, the Order would permit ETC to engage one or more sub-advisers for the Acquiring Funds in the future without obtaining the approval of Acquiring Fund shareholders. The Order does not permit ETC to increase an Acquiring Fund’s overall management fee in connection with the hiring of a new sub-adviser, nor does it permit replacing ETC with another investment adviser without first obtaining shareholder approval.

Q.     Will shareholders of the Acquired Funds have to pay any fees or expenses in connection with the Reorganization?

A.     No. The direct costs associated with each proposed Reorganization, including the costs associated with the Special Meeting and solicitation of shareholder approval of the proposal, will be borne by the Adviser regardless of whether the Reorganization is approved by shareholders and completed. Acquired Fund shareholders will indirectly bear the transaction costs and any other indirect expenses incurred by their Acquired Fund in connection with its Reorganization (e.g., brokerage commissions incurred in buying new or selling existing portfolio holdings in preparation for the Reorganization). Such indirect expenses and/or transaction costs are expected to be de minimis. The Joint Proxy Statement and Prospectus includes additional information about the anticipated indirect expenses and/or transaction costs of the Acquired Funds in connection with the Reorganizations. The estimated costs of the Reorganization are $195,923.

Q.     Do the Acquiring Funds have investment objectives, principal investment strategies, and principal investment risks similar to those of the Acquired Funds?

A.     The Acquiring Funds are similar to their corresponding Acquired Funds in that each Acquiring Fund will utilize Syntax’s Stratified-Weight™ weighting methodology prominently in its principal investment strategies to achieve its investment objective. Aside from the Stratified LargeCap Index ETF, which has an investment objective, principal investment strategies, and principal risks that are substantially similar to those of its corresponding Acquired Fund, the Syntax Stratified LargeCap ETF, each Acquiring Fund has investment objectives, principal investment strategies and principal investment risks that differ from those of its corresponding Acquired Fund(s). If the Plan is approved, shareholders of the Syntax Stratified MidCap ETF, Syntax Stratified SmallCap ETF, Syntax Stratified U.S. Total Market ETF, and Syntax Stratified Total Market II ETF will hold shares of the Stratified LargeCap Index ETF following the close of the Reorganization of their respective Acquired Fund and thus, hold an investment with an investment objective, principal investment strategies, and principal risks that differ from those of their current Acquired Fund investment. For example, if shareholders of each of the Syntax Stratified U.S. Total Market ETF and the Syntax Stratified Total Market II ETF approve the Plan, they would no longer invest in a fund that is actively managed and which invests primarily in other ETFs, but rather upon the close of the Reorganization of their Acquired Fund, would invest in a passively managed fund — the Stratified LargeCap Index ETF — that seeks to invest primarily in the constituent securities of the Syntax Stratified LargeCap Index if shareholders approve the Plan. However, each of the three Funds provides investment exposure, directly and/or indirectly, to securities included in the S&P 500 and S&P Composite 1500® Indices as modified by the Syntax’s Stratified-Weight™ weighting methodology and is subject to many of the same principal risks. Similarly, if shareholders of the Syntax Stratified U.S. Total Market Hedged ETF approve the Plan, upon the close of its Reorganization, they will hold shares of the Stratified LargeCap Hedged ETF. The two Funds have similar investment objectives, employ the Stratified-Weight™ weighting methodology prominently in the implementation of their principal investment strategies, and are subject to similar principal risks. The primary difference between the two Funds is that the Stratified LargeCap Hedged ETF is not structured as a fund-of-funds arrangement that invests in other Syntax ETFs and instead, intends to obtain its investment exposure through direct investments in the constituents of the Syntax Stratified LargeCap Index. The Joint Proxy Statement and Prospectus contains a detailed comparison of the investment objectives, principal investment strategies, and principal risks of each Acquired Fund and Acquiring Fund.

Q.     Do the Acquired Funds and Acquiring Funds have similar fees?

A.     The management fee of each Acquiring Fund is equal to or less than the management fee of its corresponding Acquired Fund(s) before the application of any Acquired Fund expense limitation or waiver. The Acquired Funds and the Acquiring Funds both utilize a unitary management fee structure. Under such an arrangement, the investment adviser to a fund has agreed to arrange for the services necessary to support the operations of the fund and to pay all but certain customary expenses of the fund’s operations in exchange for the management fee paid by the fund to the investment adviser. ETC does not expect to waive or otherwise limit any expenses borne by each Acquiring Fund. Therefore, absent an Acquiring Fund incurring expenses not covered under the unitary management fee arrangement, an Acquired Fund’s total expenses will equal its management fee, as disclosed in the table below. As a result, while each Acquiring Fund’s management fees will be equal to or less than that of its corresponding Acquired Fund(s), each Acquiring Fund’s total annual fund operating expenses will be greater than those of its corresponding Acquired Fund(s). The increase in each Acquiring Fund’s total annual fund operating expenses in comparison to that of its corresponding Acquired Fund(s) ranges from 0.05% with respect to the Syntax Stratified SmallCap ETF to 0.30% with respect to the Syntax Stratified U.S. Total Market Hedged ETF. The proposed fees on a gross and net basis, before and after each Reorganization, are described in the following table.

Acquired Fund (Ticker Symbol)	Acquired Fund Management Fee (as a percent of a fund’s daily net assets)	Acquired Fund Total Operating Expenses After Waivers	Acquiring Fund (Ticker Symbol)	Acquiring Fund Management Fee (as a percent of a fund’s daily net assets)
Syntax Stratified LargeCap ETF (SSPY)	0.45%	0.30%	Stratified LargeCap Index ETF (SSPY)	0.45%
Syntax Stratified MidCap ETF (SMDY)	0.45%	0.35%
Syntax Stratified SmallCap ETF (SSLY)	0.45%	0.40%
Syntax Stratified U.S. Total Market ETF (SYUS)	0.75%	0.35%
Syntax Stratified Total Market II ETF (SYII)	0.75%	0.35%

Syntax Stratified U.S. Total Market Hedged ETF (SHUS)	1.00%	0.65%	Stratified LargeCap Hedged ETF (SHUS)	0.95%

Q.     Will the Reorganization of an Acquired Fund constitute a taxable event for the Acquired Fund shareholders?

A.     Yes, certain of the Reorganizations are expected to result in a taxable event for certain of the Acquired Funds. The Reorganization of each of the Syntax Stratified MidCap ETF and the Syntax Stratified SmallCap ETF into and with the Stratified LargeCap Index ETF are not expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is anticipated that the Reorganization of each of the Syntax Stratified MidCap ETF and the Syntax Stratified SmallCap ETF will be a taxable transaction, and that each Acquired Fund will recognize gain or loss, if any, in connection with the transfer of its assets to the Stratified LargeCap Index ETF. As such, each of the Syntax Stratified MidCap ETF and the Syntax Stratified SmallCap ETF may be required to make a taxable distribution to its shareholders. Further, a shareholder’s exchange of their shares of the Syntax Stratified MidCap ETF and/or the Syntax Stratified SmallCap ETF for shares of the Stratified LargeCap Index ETF is expected to be a taxable event, unless they hold their shares in a tax deferred account.

The Reorganization of each other Acquired Fund (other than the Syntax Stratified MidCap ETF and the Syntax Stratified SmallCap ETF) is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code. Accordingly, none of the other Acquired Funds (other than the Syntax Stratified MidCap ETF and the Syntax Stratified SmallCap ETF) nor their shareholders are expected to recognize gain or loss for federal income tax purposes as a direct result of their respective Reorganization (except with respect to cash received by a shareholder in lieu of any fractional shares) and the aggregate tax basis of the Acquiring Fund shares that each shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares that the shareholder surrendered in the Reorganization. As a condition to each non-taxable Reorganization, each Acquiring Fund and its corresponding Acquired Fund(s) will receive an opinion of counsel regarding the federal income tax consequences of the Reorganization.

If a shareholder chooses to sell their Acquired Fund shares prior to the Reorganization, such sale is likely to be a taxable event that may require the shareholder to recognize gain or loss, if any, for federal income tax purposes. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization(s) to them, including foreign, state, and local tax consequences.

Q.     Will there be any portfolio repositioning or other costs in connection with the Reorganizations?

A.     Yes, each Acquired Fund, except for the Syntax Stratified LargeCap ETF, is expected to engage in portfolio repositioning before the closing of its Reorganization, if the Acquired Fund’s shareholders approve the Plan. The Reorganization of each of the Syntax Stratified MidCap ETF and Syntax Stratified SmallCap will be taxable transactions, and the Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF are expected to recognize gain or loss, if any, in connection with the transfer of its assets to the Acquiring Fund, which may require the Acquired Fund to make taxable distributions to its shareholders. Each of these Acquired Funds also has no portfolio overlap with the Acquiring Fund. Consequently, each of the Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF will convert its existing holdings to cash in advance of the Reorganization, and the Acquiring Funds will reinvest that cash following the Reorganization in accordance with the strategy of the Acquiring Fund.

Each other Acquired Fund, except the Syntax Stratified LargeCap ETF (the Syntax Stratified U.S. Total Market ETF, Syntax Stratified Total Market II ETF, and Syntax Stratified U.S. Total Market Hedged ETF), expects to convert its holdings to securities aligned with its corresponding Acquiring Fund by utilizing cash creation orders and then investing that cash in securities comprising the Acquired Fund’s portfolio in advance of the Reorganization. These transfers are not expected to result in significant transaction costs. To the extent that further alignment to the strategy of the Acquiring Funds is necessary, following each Reorganization, an Acquiring Fund will purchase securities that make up its corresponding index, consistent with the Acquiring Fund’s principal investment strategies, and the Stratified LargeCap Hedged ETF will employ its own hedging overlay strategy instead of a third-party sub-adviser’s. No net capital gains are expected to be realized in connection with the repositioning of each Acquired Fund’s current portfolio.

Q.     Will the value of my investment change as a result of the approval of the proposed Reorganization?

A.     No. Shareholders of each Acquired Fund will receive a number of corresponding Acquiring Fund shares equal in value to the aggregate net asset value of the Acquired Fund shares held as of the Valuation Time.

Q.     What vote is required to approve the proposed Reorganizations?

A.     The approval of each proposed Reorganization requires the affirmative vote of (i) 67% or more of Acquired Fund shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Acquired Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Acquired Fund, whichever is less.

Q.     How does the Board of Trustees recommend that shareholders vote on each Reorganization?

A.     After careful consideration, the Board has determined that each Reorganization is in the best interests of each applicable Acquired Fund and its shareholders, and that the interests of each Acquired Fund’s existing shareholders will not be diluted as a result of its Reorganization. Accordingly, the Board recommends that shareholders vote FOR the proposal to approve the Plan and the Reorganizations.

Q.     What will happen if the required shareholder approval is not obtained?

A.     The Reorganization of each Acquired Fund into its corresponding Acquiring Fund will be carried out on a fund-by-fund basis and is not conditioned upon or contingent on the receipt of shareholder approval of the Reorganization relating to any other Acquired Fund. If, for example, shareholders of the Syntax Stratified LargeCap ETF approve its Reorganization into and with the Stratified LargeCap Index ETF, but shareholders of the Syntax Stratified MidCap ETF do not approve its Reorganization into and with the Stratified LargeCap Index ETF, the Reorganization of Syntax Stratified LargeCap ETF would take place as described in this Joint Proxy Statement and Prospectus, so long as any other conditions of the agreement between the Adviser and ETC are met or waived by the applicable party.

In the event that shareholders of an Acquired Fund do not approve its Reorganization, the Acquired Fund would not be reorganized with and into its corresponding Acquiring Fund and the Board would consider potential courses of action and select the course of action it deems to be in the best interests of the affected Acquired Fund and its shareholders. Such courses of action may include (1) entering into an interim investment advisory agreement with ETC pursuant to which ETC may serve as the investment adviser to the Acquiring Fund for a period not to exceed 150 days following the termination of the current advisory agreement(s) in anticipation of receiving Acquired Fund shareholder approval during that period, or (2) the liquidation and dissolution of the Acquired Fund.

If a quorum of shareholders of an Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Joint Proxy Statement and Prospectus are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present.

Q.     When would each proposed Reorganization be effective?

A.     Each Acquired Fund’s Reorganization is expected to occur as soon as reasonably practicable after its shareholders approve the Plan. Shareholders of each Acquired Fund will vote separately on the proposal of their respective Acquired Fund(s), and a Reorganization will be effected as to a particular Acquired Fund only if that Acquired Fund’s shareholders approve the Reorganization and certain closing conditions are satisfied or waived. As noted above, the consummation of the Reorganization of an Acquired Fund is not contingent on the consummation of the Reorganization of any other Acquired Fund.

Q.     Will the Board and Fund Service Providers Change?

A.     Yes. In addition to different investment advisers, Boards of Trustees, and Trust officers, the Acquired Funds and the Acquiring Funds have different arrangements for custody, administration, accounting, and transfer agency services. Both the Acquired Funds and the Acquiring Funds have engaged Cohen & Company, Ltd. as their independent registered public accounting firm and Foreside Fund Services, LLC for the provision of distribution services. A comparison of the third-party service providers for the Acquired Funds and the Acquiring Funds is set forth in the table below.

Service Provider	Acquired Funds	Acquiring Funds
Administrator	State Street Bank and Trust Company	Ultimus Fund Services, LLC
Accounting Agent	State Street Bank and Trust Company	Ultimus Fund Services, LLC
Transfer Agent	State Street Bank and Trust Company	Brown Brothers Harriman & Co.
Custodian	State Street Bank and Trust Company	Brown Brothers Harriman & Co.
Distributor & Principal Underwriter	Foreside Fund Services, LLC	Foreside Fund Services, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.

Q.     Who will benefit from the Reorganizations?

A.     Each of ETC, the Adviser, and Syntax, an affiliate of the Adviser, may be deemed to have an interest in the consummation of the Reorganizations. If Acquired Fund shareholders approve the Plan, ETC is expected to benefit from the receipt of advisory fees paid by each Acquiring Fund. While the Adviser will no longer receive advisory fees paid by the Acquired Funds, it also will no longer incur expenses related to the operation of the Acquired Funds and will have no responsibility for the operating expenses of the Acquiring Funds. Syntax will continue to serve as the Index Provider for the Acquiring Funds and will receive compensation to be paid by ETC in exchange for its services as such.

Q.     How can I vote?

A.     You can vote in the following ways:

•        by mail, by sending the enclosed proxy card, signed and dated;

•        by phone, by calling one of the toll-free numbers listed on your proxy card for an automated touchtone voting line or to speak with a live operator; or

•        in person, by attending the Special Meeting or via telephonic or web-based conference if held as a virtual meeting due to public health and travel concerns associated with the COVID-19 pandemic. As of the date of the Joint Proxy Statement and Prospectus, we do not anticipate a need to provide for attendance at the Special Meeting via telephonic or web-based conference. If the need should arise, we will notify shareholders of the availability of this method of attendance.

Whichever method you choose, please take the time to carefully read the enclosed Joint Proxy Statement and Prospectus in full before you vote.

Q.     Whom should I call for additional information about the Joint Proxy Statement and Prospectus?

A.     Please call EQ Fund Solutions, the Acquired Funds’ proxy solicitor, at the number listed on the enclosed proxy card.

IMPORTANT INFORMATION FOR SHAREHOLDERS OF
Syntax Stratified LargeCap ETF (SSPY)

Syntax Stratified MidCap ETF (SMDY)

Syntax Stratified SmallCap ETF (SSLY)

Syntax Stratified U.S. Total Market ETF (SYUS)

Syntax Stratified U.S. Total Market Hedged ETF (SHUS)

Syntax Stratified Total Market II ETF (SYII)

This document contains a Joint Proxy Statement and Prospectus and is accompanied by a proxy card with the proposal to be voted upon. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by phone or via the Internet), we’ll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we’ll vote it in favor of the proposal with respect to your Fund.

We urge you to carefully review the Joint Proxy Statement and Prospectus and to vote the proposal by completing and signing your proxy card and returning it to us by mail, by phone, or via the Internet. Your prompt return of the enclosed proxy card (or vote by phone or via the Internet) may save the necessity and expense of further solicitations.

If you have any questions, please call EQ Fund Solutions, the proxy solicitor for the Syntax Funds, at the special toll-free number we have set up for you: 1-800-814-4284.

For the Reorganization of

SYNTAX ETF TRUST

Syntax Stratified LargeCap ETF

Syntax Stratified MidCap ETF

Syntax Stratified SmallCap ETF

Syntax Stratified U.S. Total Market ETF

Syntax Stratified U.S. Total Market Hedged ETF

Syntax Stratified Total Market II ETF

(each, a “Acquired Fund” and collectively, the “Acquired Funds”)

INTO

EXCHANGE LISTED FUNDS TRUST

Stratified LargeCap Index ETF

Stratified LargeCap Hedged ETF

(each, a “Acquiring Fund” and collectively, the “Acquiring Funds”)

JOINT PROXY STATEMENT AND PROSPECTUS

July 31, 2024

This Joint Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Syntax ETF Trust (the “Trust”) for use at a Joint Special Meeting of Shareholders (the “Special Meeting”) for each Acquired Fund listed above to be held at the offices of Exchange Traded Concepts, LLC, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, on August 21, 2024, at 10:30 a.m., Eastern Time. At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote upon the following proposal:

To approve an Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of each Acquired Fund with and into the corresponding, newly established series of Exchange Listed Funds Trust (each, an “Acquiring Fund” and together, the “Acquiring Funds”) as set forth in the table below, with each reorganization consisting of: (i) the transfer of all of the assets of an Acquired Fund to its corresponding Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund and (ii) the distribution of Acquiring Fund shares (and cash in lieu of any fractional shares) to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

Acquired Fund (Ticker Symbol)	Acquiring Fund (Ticker Symbol)
Syntax Stratified LargeCap ETF (SSPY)	Stratified LargeCap Index ETF (SSPY)
Syntax Stratified MidCap ETF (SMDY)
Syntax Stratified SmallCap ETF (SSLY)
Syntax Stratified U.S. Total Market ETF (SYUS)
Syntax Stratified Total Market II ETF (SYII)

Syntax Stratified U.S. Total Market Hedged ETF (SHUS)	Stratified LargeCap Hedged ETF (SHUS)

A form of the Plan is attached to this Proxy Statement in Appendix A.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

If approved and completed, each proposed Reorganization would result in shareholders of the applicable Acquired Fund receiving a number of Acquiring Fund shares representing an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund shares held immediately prior to the closing of the Reorganization, with cash being distributed in lieu of any fractional shares of the Acquiring Fund. In the event that shareholders of an Acquired Fund do not approve the applicable Reorganization, the Board of such Acquired Fund may take such actions as it deems in the best interests of the Acquired Fund, including conducting additional solicitations with respect to the Reorganization proposal, entering into an interim advisory agreement with ETC, or liquidating the Acquired Fund. The closing of one Reorganization is not contingent on the closing of any other Reorganization.

The Board has unanimously determined that the Reorganization of each Acquired Fund is in the best interests of the Acquired Fund and its shareholders, and the Board unanimously recommends that you vote FOR the Proposal applicable to your Fund.

This Proxy Statement explains concisely what you should know before voting on the Proposal or investing in the Acquiring Funds. Please read it carefully and keep it for future reference.

The enclosed proxy cards and this Proxy Statement are first being sent to shareholders of the Acquired Funds on or about August 3, 2024. Acquired Fund shareholders of record as of the close of business on July 29, 2024are entitled to notice of and to vote at the Special Meeting and any continuation or postponement thereof.

The securities offered by this Proxy Statement has not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

The Acquiring Funds will list and trade their shares on NYSE Arca, Inc. (“NYSE Arca”). Shares of the Acquiring Fund are not redeemable individually and therefore liquidity for individual shareholders of the Acquiring Fund will be realized only through a sale on any national securities exchange on which the shares are traded at market prices that may differ to some degree from the net asset value of the Acquiring Fund shares.

The following documents have been filed with the SEC and are incorporated by reference in this Proxy Statement:

a.      The Acquired Funds’ Prospectus and Statement of Additional Information dated April 29, 2024 (Accession No. 0001398344-24-008015);

b.      The Acquired Funds’ Annual Report on Form N-CSR for the fiscal year ended December 31, 2023 (Accession No. 0001104659-24-032173);

c.      The Acquiring Funds’ Prospectus and Statement of Additional Information, filed on February 14, 2024 (Accession No. 0001213900-24-013978); and

The Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Funds at this time.

Copies of these materials and other information about the Trust and the Acquired Funds are available upon request and without charge by writing to the address below or by calling the telephone number listed as follows:

Syntax ETF Trust

c/o Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

(212) 880-0200

www.syntaxadvisors.com

i

I.       THE PROPOSAL

A.     Overview

You are being asked to vote at the Special Meeting to approve the Reorganization of your Acquired Fund(s) into its corresponding Acquiring Fund. Specifically, you are being asked to consider and approve the Plan, pursuant to which the assets and liabilities of your Acquired Fund(s) will be transferred to its corresponding Acquiring Fund, and shareholders of each Acquired Fund will become shareholders of its corresponding Acquiring Fund. The Acquired Funds and Acquiring Funds are each sometimes referred to herein as a “Fund” and, collectively, as the “Funds.”

The Board of Syntax ETF Trust, on behalf of the Acquired Funds, including the trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved each proposed Reorganization, including the applicable Plan, at a meeting of the Board held on February 7, 2024. A form of the Plan is attached to this Proxy Statement as Exhibit A. If the shareholders of an Acquired Fund approve the Proposal, the Acquired Fund will reorganize into the corresponding Acquiring Fund, pursuant to which the Acquired Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to the Acquired Fund shareholders. In connection with the Reorganization, the Acquiring Fund will issue to the corresponding Acquired Fund’s shareholders book entry interests for the shares of the Acquiring Fund registered in a “street name” brokerage account held for the benefit of such shareholders. Shareholders of the Acquired Fund will receive a number of corresponding Acquiring Fund shares equal in value to the aggregate net asset value of the Acquired Fund shares held as of the Valuation Time. Like shares of the Acquired Funds, shares of the Acquiring Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

On January 15, 2024 the Adviser and Exchange Traded Concepts, LLC (“ETC”) the investment advisor of the Acquiring Funds, entered into a nonbinding agreement whereby the Adviser agreed for ETC to reorganize and consolidate the Acquired Funds to ETC and ELFT. The parent of the Adviser will receive payments from ETC, which will be made by ETC from its own resources and not by the Acquiring Funds or their shareholders, after the completion of the Reorganizations. ETC currently manages other exchange-traded funds that are investment portfolios of ELFT and under other trusts, and ETC wishes to reorganize the Acquired Funds into the ETC family of funds. To effectuate this, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization of each Acquired Fund, pursuant to the applicable Reorganization Agreement. In order to implement each Reorganization, ELFT has established the Acquiring Fund as newly organized funds that will commence operations upon the closing of the Reorganization of the corresponding Acquired Fund. Each Acquiring Fund will be managed by ETC. While the Syntax Stratified LargeCap ETF is expected to have substantially similar principal investment strategies, policies and risks as its corresponding Acquiring Fund, the principal investment strategies, policies and risks for each of the Syntax Stratified MidCap ETF, Syntax Stratified SmallCap ETF, Syntax Stratified U.S. Total Market ETF, Syntax Stratified U.S. Total Market Hedged ETF and Syntax Stratified Total Market II ETF are expected to change as a result of the Reorganizations.

Each Reorganization Agreement will provide for the transfer of all of the assets of the applicable Acquired Fund to the corresponding Acquiring Fund in exchange for shares of that Acquiring Fund and the assumption of all of the liabilities of such Acquired Fund by the corresponding Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by such Acquired Fund to its shareholders in complete liquidation of the Acquired Fund as follows:

Acquired Fund (Ticker Symbol)	Acquiring Fund (Ticker Symbol)
Syntax Stratified LargeCap ETF (SSPY)	Stratified LargeCap Index ETF (SSPY)
Syntax Stratified MidCap ETF (SMDY)	Stratified LargeCap Index ETF (SSPY)
Syntax Stratified SmallCap ETF (SSLY)	Stratified LargeCap Index ETF (SSPY)
Syntax Stratified U.S. Total Market ETF (SYUS)	Stratified LargeCap Index ETF (SSPY)
Syntax Stratified Total Market II ETF (SYII)	Stratified LargeCap Index ETF (SSPY)
Syntax Stratified U.S. Total Market Hedged ETF (SHUS)	Stratified LargeCap Hedged ETF (SHUS)

Each Acquired Fund’s current portfolio (except for the Syntax Stratified LargeCap ETF) will undergo repositioning in connection with the Reorganization, if approved by shareholders. These expected changes are described in the chart below:

Acquired Fund (Ticker Symbol)	Expected Portfolio Change
Syntax Stratified LargeCap ETF (SSPY)	No change is expected.
Syntax Stratified MidCap ETF (SMDY)

Prior to the Reorganization, the Fund is expected to reposition from an underlying portfolio of the Syntax Stratified MidCap ETF to cash for tax purposes. Following the Reorganization, the Acquiring Fund will invest in the components of the Stratified LargeCap Index, which is comprised of the components of the S&P 500 Index and weighted pursuant to the Stratified WeightTM methodology.

Syntax Stratified SmallCap ETF (SSLY)

Prior to the Reorganization, the Fund is expected to reposition from an underlying portfolio of the Syntax Stratified SmallCap ETF to cash for tax purposes. Following the Reorganization, the Acquiring Fund will invest in the components of the Stratified LargeCap Index, which is comprised of the components of the S&P 500 Index and weighted pursuant to the Stratified WeightTM methodology.

Syntax Stratified U.S. Total Market ETF (SYUS)

Prior to the Reorganization, the Fund is expected to reposition from an underlying portfolio of the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, and Syntax Stratified SmallCap ETF to the components of the Stratified LargeCap Index, which is comprised of the components of the S&P 500 Index and weighted pursuant to the Stratified WeightTM methodology.

Syntax Stratified Total Market II ETF (SYII)

Prior to the Reorganization, the Fund is expected to reposition from an underlying portfolio of the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, and Syntax Stratified SmallCap ETF to the components of the Stratified LargeCap Index, which is comprised of the components of the S&P 500 Index and weighted pursuant to the Stratified WeightTM methodology.

Syntax Stratified U.S. Total Market Hedged ETF (SHUS)

Prior to the Reorganization, the Fund is expected to reposition from an underlying portfolio of the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, and Syntax Stratified SmallCap ETF to the components of the Syntax Stratified LargeCap Index only. The derivatives held as part of the Fund’s hedging strategy will be closed and new derivative positions will be opened after the Reorganization.

Each Acquired Fund, except the Syntax Stratified LargeCap ETF, expects to convert its holdings to securities aligned with its corresponding Acquiring Fund by utilizing cash creation orders and then investing that cash in securities comprising the Acquired Fund’s portfolio in advance of the Reorganization. These transfers are not expected to result in significant transaction costs. To the extent that further alignment to the strategy of the Acquiring Funds is necessary, following each Reorganization, an Acquiring Fund will purchase securities that make up its corresponding index, consistent with the Acquiring Fund’s principal investment strategies, and the Stratified LargeCap Hedged ETF will employ its own hedging overlay strategy instead of a third-party sub-adviser’s. No net capital gains are expected to be realized in connection with the repositioning of each Acquired Fund’s current portfolio.

The Trust is a multiple series trust that offers six portfolios managed by the Adviser. As of May 30, 2024, the Trust had approximately $144 million in assets. ELFT is a multiple series trust that offers a number of portfolios managed by ETC and/or sub-advisors. As of May 30, 2024, ELFT consisted of 10 open-end funds representing approximately $797 million in assets. ELFT is not affiliated with the Trust or the Adviser. The Trust and ELFT have different Boards of Trustees. Custody, administration, accounting and distribution services (“Third Party Service Arrangements”) are provided to the Trust and ELFT by the following:

Service Provider	Trust	ELFT
Administrator	State Street Bank and Trust Company	Ultimus Fund Services, LLC
Accounting Agent	State Street Bank and Trust Company	Ultimus Fund Services, LLC
Transfer Agent	State Street Bank and Trust Company	Brown Brothers Harriman & Co.
Custodian	State Street Bank and Trust Company	Brown Brothers Harriman & Co.
Distributor & Principal Underwriter	Foreside Fund Services, LLC	Foreside Fund Services, LLC

Service Provider	Trust	ELFT
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.

Certain of the Reorganizations will be taxable events. The Reorganization of the Syntax Stratified MidCap ETF and the Syntax Stratified SmallCap ETF are not expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Accordingly, it is anticipated that the Reorganization of these Acquired Funds will be taxable transactions, and that the Acquired Funds are expected to recognize gain or loss, if any, in connection with the transfer of its assets to the Acquiring Fund, which may require the Acquired Fund to make taxable distributions to its shareholders. Further, a shareholder’s exchange of Acquired Fund shares for Acquiring Fund shares is expected to be a taxable event with the exception of shareholders who hold shares in a tax deferred account.

Each other Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code, and generally is not expected to result in recognition of gain or loss by the applicable Acquired Fund or its shareholders for federal income tax purposes. As a condition to each nontaxable Reorganization, the applicable Acquiring Fund and corresponding Acquired Fund will receive an opinion of counsel regarding the federal income tax consequences of the Reorganization. If a shareholder chooses to sell Acquired Fund shares prior to the Reorganization, the shareholder will likely recognize gain or loss for federal income tax purposes. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization(s) to them, including foreign, state and local tax consequences.

Furthermore, the Acquired Funds will not pay for the costs of the Reorganization and the Special Meeting. The Adviser will bear the costs associated with each Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, the Adviser may also solicit proxies, without special compensation, by telephone or otherwise.

B.    Comparison of each Acquired Fund and Corresponding Acquiring Fund

This section provides a comparison of each Acquired Fund’s and Acquiring Fund’s (1) fees and expenses (only pro forma information is provided for each Acquiring Fund because each Acquiring Fund will not commence operations until the applicable Reorganization is completed, and the pro forma information is based on the average net assets of the corresponding Acquired Fund as of December 31, 2023); (2) investment objectives; (3) principal investment strategies; and (4) principal risks.

As shown in more detail below, with the exception of the Syntax Stratified LargeCap ETF, the investment objectives, principal investment strategies, and principal risks of each Acquired Fund differ from those of its corresponding Acquiring Fund. Each of the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF (together, the “Syntax Index Funds”) are passively managed index funds. Each of the Syntax Stratified U.S. Total Market ETF, Syntax Stratified U.S. Total Market Hedged ETF, and Syntax Stratified Total Market II ETF are actively managed funds that operate as fund-of-funds and invest in the Syntax Index Funds (the “Syntax Fund-of-Funds”).

If the Reorganizations are approved, the Syntax Stratified LargeCap ETF is expected to be reorganized into the Stratified LargeCap Index ETF, will be the sole surviving passively managed fund and will utilize a substantially similar investment strategy to its Acquired Fund. The Syntax Stratified U.S. Total Market Hedged ETF is expected to be reorganized into the Stratified LargeCap Hedged ETF and will be the sole surviving actively managed fund, except that it will no longer operate in a similar manner to the Syntax Fund-of-Funds because not all of the Syntax Index Fund will exist as underlying investment options. To streamline the resulting product line post-Reorganization, it is proposed that Stratified LargeCap Hedged ETF, the Acquiring Fund proposed to acquire Syntax Stratified U.S. Total Market Hedged ETF, adopt an investment strategy that will result in the equity component of the fund being invested in large capitalization companies aligned with the Syntax Stratified LargeCap Index instead of a strategy that seeks to provide exposure to the entire U.S. equity market universe. This is proposed for two reasons. First, unlike the Syntax Index ETFs, each of which tracks an index composed of equity securities of a discreet capitalization segment (small, mid and large) of the U.S. equity universe, Syntax does not presently manage an ETF that tracks an index composed of equity securities comprising the entire U.S. equity market universe. Syntax Stratified Total Market Hedged ETF follows an index composed of constituents that are not equity securities, but are instead ETFs that themselves provide exposure to equity securities — the Syntax Index ETFs. Accordingly, such fund’s index would require substantial modification to be able to be utilized post-Reorganization.

Second, utilizing a similar approach — and seeking to provide exposure to the entire U.S. equity universe — would still result in 85% of Syntax Stratified U.S. Total Market Hedged ETF’s equity exposure being aligned with the constituents of the Syntax Stratified Large Cap Index, but would also require allocating the remaining 15% of the fund’s portfolio across the approximately 1000 equity positions comprising the underlying positions of Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF, based on the current weightings. The resulting simplified Acquiring Fund product line will reflect a Stratified LargeCap Index ETF as a substantially similar investment to the Syntax Stratified LargeCap ETF, and a hedged variant of the same in the Stratified LargeCap Hedged ETF.

If the Reorganizations are approved, each of Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF will be reorganized into the Stratified LargeCap Index ETF. Each of these Acquired Funds will remain passively managed funds as they will be reorganized into an Acquiring Fund that is also passively managed. Each of Syntax Stratified U.S. Total Market ETF and Syntax Stratified U.S. Total Market II ETF will be reorganized into the Stratified LargeCap Index ETF. Each of these Acquired Funds will be reorganized from actively managed funds to a passively managed fund. Syntax Stratified U.S. Total Market Hedged ETF, an actively managed fund, will be reorganized into another actively managed fund.

In comparing the risks of the Acquired Funds and the Acquiring Funds, due to the differences in investment strategies, the principal risks associated with investment in each Acquired Fund and Acquiring Fund may be different. Therefore, the risk profile of an Acquired Fund and its corresponding Acquiring Fund are different, as certain principal risks associated with one Fund may not be applicable to the other. In particular, three of the Acquired Funds, the Syntax Index Funds (Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF) are passively managed and track un underlying index of securities. The other three Acquired Funds are the Syntax Fund-of-Funds, which are actively managed funds that currently follow strategies that cause them to invest in the underlying Syntax Index Funds, with the Syntax Stratified U.S. Total Market Hedged ETF also employing the use of derivatives to hedge its portfolio against downside risk. As the Proposed Reorganizations will cause certain actively managed Syntax Fund-of-Funds to adopt a new passively managed strategy, the principal risks relating to those particular features will change as well.

1.      Syntax Stratified LargeCap ETF (Acquired Fund) and the Stratified LargeCap Index ETF (Acquiring Fund)

Fees and Expenses

The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Acquired Fund. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the “Other Expenses” shown for the Acquiring Fund are estimated. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Acquired Fund	Acquiring Fund (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%
Distribution and Service (12b-1) Fees[1]	None	None
Other Expenses	0.00%	0.00%[2]
Total Annual Fund Operating Expenses	0.45%	0.45%
Fee Waiver and Expense Reimbursement	(0.15)%[3]	None
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement, if applicable	0.30%	0.45%

____________

(1)      The Fund currently pays no 12b-1 fees.

(2)      “Other Expenses” for the Acquiring Fund have been estimated for the current fiscal year. Actual expenses may differ from estimates.

(3)      Pursuant to an Expense Limitation and Reimbursement Agreement (“Expense Agreement”), Syntax Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and absorb expenses of the Fund until at least May 1, 2025, thereafter subject to annual re-approval by the Fund’s Board of Trustees, to ensure that Total Annual Fund Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (x) extraordinary expenses of the Fund) do not exceed 0.30% (the “Expense Cap”). The Expense Agreement may be terminated by the Fund’s Board of Trustees. Any waiver and/or reimbursement by the Adviser under the Expense Agreement is subject to reimbursement by the Fund within 36 months following the date fees were waived or expenses reimbursed, so long as such reimbursement does not cause the Fund’s Total Annual Fund Operating Expenses (after the reimbursement is taken into account) to exceed both: (i) the expense cap in place at the time such amounts were waived or reimbursed; and (ii) the Fund’s current Expense Cap.

Example

The following example is intended to help you compare the costs of investing in the shares of the Acquiring Fund on a pro forma basis following the Reorganization with the costs of investing in the Acquired Fund. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return and that the Fund’s operating expenses remain the same. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$31	$129	$237	$552
Acquiring Fund (pro forma)	$46	$144	$252	$567

Comparison of Investment Objectives

The Acquired Fund’s investment objective is fundamental and may only be changed with shareholder approval. The Acquiring Fund’s investment objective is non-fundamental and may be changed by the ELFT Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Syntax Stratified LargeCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

The Syntax Stratified LargeCap ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies comprising the Syntax Stratified LargeCap Index (the “Index”).

The Stratified LargeCap Index ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies comprising the Syntax Stratified LargeCap Index (the “Index”).

Comparison of Principal Investment Strategies

Syntax Stratified LargeCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

The Fund seeks the performance of the Index. The Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. The Index, which was created by Syntax, LLC (“Syntax” or the “Index Provider”), an affiliate of the Adviser, is the Stratified WeightTM version, as described below, of the S&P 500 Index and consists of the same constituents as the S&P 500 Index. The Index may include some small, mid and large capitalization companies. Under normal market conditions, the Fund invests substantially all, and at least 95% of its total assets in the securities comprising the Index. From time to time the Fund may invest in and hold securities that are not included in the Index when the Adviser believes such securities will help the Fund to achieve its investment objective. The Adviser also may determine to not apply the Stratified-Weight™ weighting methodology to certain of the Fund’s holdings when it believes doing so is in the best interest of the Fund.

Syntax’s Stratified-Weight™ is the weighting methodology by which Syntax diversifies its indices by hierarchically grouping and distributing the weight of an index’s constituent companies that share “Related Business Risks.” Related Business Risk occurs when two or more companies provide similar products and/or services or share economic relationships such as having common suppliers, customers or competitors. The process of identifying, grouping, and diversifying holdings across Related Business Risk groups within an index is called stratification, and was designed to correct for business risk concentrations that regularly occur in capitalization-weighted indices and equal-weighted indices. Capitalization weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting is intended to permit an investor’s ownership to accumulate in the industries that have the most company representatives in the index. Instead of concentrating investment exposure in the largest companies or the most represented industries, Syntax diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to all of the business opportunities of an index. The Related Business Risk groups are: Consumer Products & Services; Energy; Financials; Food; Industrials; Information; Information Tools; and Healthcare.

Under normal market conditions, the Index rebalances quarterly, on the third Friday of each quarter-ending month, and will typically include 500 components allocated across the above-described Related Business Risk groups. The Index is reconstituted at the time the

The Fund seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies comprising the Index. Under normal market conditions, the Fund invests at least 80% of its total assets in the securities comprising the Index. The Index utilizes the same constituents as the S&P 500 Index, but weights them according to Syntax LLC’s (“Syntax” or the Index Provider”) proprietary Stratified WeightTM methodology. From time to time the Fund may invest in and hold securities that are not included in the Index when the Adviser believes such securities will help the Fund to achieve its investment objective.

Syntax’s Stratified-Weight™ is the weighting methodology by which Syntax diversifies the weight of an index’s constituent companies that share “Related Business Risks.” Related Business Risk occurs when two or more companies provide similar products and/or services or share economic relationships such as having common suppliers, customers or competitors. The process of identifying, grouping, and diversifying holdings across Related Business Risk groups within an index is called stratification, and was designed by Syntax to seek to correct for business risk concentrations that regularly occur in capitalization-weighted indices and equal-weighted indices. Capitalization weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting is intended to permit an investor’s ownership to accumulate in the industries that have the most company representatives in an index. Instead of concentrating investment exposure in the largest companies or the most represented industries, the Index diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to all of the business opportunities provided by the Index. The Related Business Risk groups are: Consumer Products & Services; Energy; Financials; Food; Industrials; Information; Information Tools; and Healthcare.

Exchange Traded Concepts, LLC (the “Adviser”) generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to their respective weightings in the Index. However, the Adviser may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. The Adviser expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Syntax Stratified LargeCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

S&P 500 Index does the same, which is conducted on an ongoing basis. The market capitalization of companies in the S&P 500 Index as of December 31, 2023 was between $4.9 billion and $2.9 trillion. The assets in the Fund are managed by Vantage Consulting Group (the “Sub-Adviser”).

The Fund may invest up to 20% of its assets in investments that are not included in the Index, but that the Adviser believes will help the Fund track the performance of the Index.

Under normal market conditions, the Index rebalances quarterly. The Index is reconstituted at the time the S&P 500 Index does the same, which is conducted on an ongoing basis. The market capitalization of companies in the S&P 500 Index as of December 31, 2023 was between $4.9 billion and $2.9 trillion.

The Fund will be concentrated (i.e., hold 25% or more of its total assets) in an industry or a group of industries to the extent that the Index is so concentrated.

Comparison of Principal Investment Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in each of the Acquired Fund and the Acquiring Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in a Fund, either directly or through its investments in an ETF, are set forth below in alphabetical order.

Syntax Stratified LargeCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

MARKET RISK: Overall securities market risks will affect the value of individual instruments in which the Fund invests, and the market price of a security may fluctuate, sometimes rapidly and unpredictably. Markets may additionally be impacted by negative external and or direct and indirect economic factors such as global trade policies, economic growth and market conditions, interest rates, war, terrorism, natural and environmental disasters, public health emergencies and political events affect the markets in which the Fund invests. The adverse impact of any one or more of these events on the market value of the Fund’s investments could be significant and cause losses.

MARKET DISRUPTION RISK: Geopolitical and other events, including but not limited to war, terrorism, economic uncertainty, trade disputes and public health crises have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which in turn may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Market disruptions could cause the Fund to lose money and encounter operational difficulties. In particular, the global COVID-19 pandemic has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The ongoing effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. On February 24, 2022, Russia launched an invasion of Ukraine which has resulted in increased volatility in various financial markets and across various sectors. The U.S. and other

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund’s shares and the Fund’s net asset value) and possibly face delisting and the bid/ask spread (the difference between the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic

Syntax Stratified LargeCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

countries, along with certain international organizations, have imposed economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to the invasion. The extent and duration of the military action, resulting sanctions, future market disruptions in the region and potential negative impact on other regional and global economic markets of the world are impossible to predict. Such major events have caused temporary market closures, supply chain disruptions, extreme volatility, severe losses, reduced liquidity and increased trading costs. Further, such events may have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV.

STRATEGY RISK: The performance of a Syntax stratified-weight version of a major benchmark index may vary significantly from its capitalization-weighted or equal-weighted counterpart due to their differing weighting methodologies. The Syntax indices diversify by adjusting stock weights every quarter to target sector weights grouped by Related Business Risks. Neither a capitalization-weighted benchmark index nor an equally weighted benchmark index with the same constituents has target sector weighting rules; individual security weights vary according to their weighted average market value or the total number of constituents, respectively. As a result, a benchmark index may, at any point in time, hold larger proportions of outperforming stocks and/or sectors. Conversely, a benchmark index may hold smaller proportions of underperforming stocks and/or sectors. Accordingly, a benchmark index may significantly outperform a stratified-weight version of the same index. There is no assurance that the performance of a fund tracking a Syntax stratified-weight benchmark index will be positive, avoid a loss of capital, or meet or exceed that of either a fund tracking a similarly constituted capitalization-weighted or equally weighted benchmark index over any period of time.

EQUITY SECURITIES RISK: The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.

LARGE-CAPITALIZATION SECURITIES RISK: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. Under certain market conditions the capitalization of a large-size company could decline to the extent that it exhibits the characteristics of a mid-capitalization company.

events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cybersecurity Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches

Syntax Stratified LargeCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

SMALL- AND MID-CAPITALIZATION SECURITIES RISK: Investing in securities of small and mid-sized companies may involve greater volatility than investing in larger and more established companies because small and mid-sized companies (i) can be subject to more abrupt or erratic share price changes than larger, more established companies, (ii) are more vulnerable to adverse business and economic developments, and (iii) are more thinly traded and less liquid relative to those of larger companies.

PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective.

MARKET TRADING RISK: The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. Such divergence is likely to be greater under stressed market conditions.

TRACKING ERROR RISK: The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Index Concentration Risk. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. To the extent that the Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. There may be instances in which the Index, for a variety of reasons including changes in the prices of individual securities held by the Fund, has a larger exposure to a small number of stocks or a single stock relative to the rest of the stocks in the Index. Under such circumstances, the Fund will not deviate from the Index except in rare circumstances or in an immaterial way and therefore the Fund’s returns would be more greatly influenced by the returns of the stock(s) with the larger exposure.

Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be

Syntax Stratified LargeCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

LIMITED AUTHORIZED PARTICIPANTS, MARKET MAKERS AND LIQUIDITY PROVIDERS RISK: Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during periods of market stress, shares of the Fund may trade at a material discount to their NAV per share and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Adviser’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Adviser relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions or issuer-specific events may cause the Index Provider to postpone a scheduled rebalance, exclude or substitute a security in the Index or undertake other measures which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents.

Syntax Stratified LargeCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

Large Capitalization Companies Risk. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Market Capitalization Deviation Risk. There can be no assurance that the securities held by the Fund will stay within the Fund’s intended market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.

Market Maker Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

Market Risk. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Syntax Stratified LargeCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index. Additionally, in order to comply with its investment strategies and policies, the Fund portfolio may deviate from the composition of the Index. Accordingly, the Fund’s return may underperform the return of the Index.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.

Premium/Discount Risk. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment adviser cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation

Syntax Stratified LargeCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment adviser believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.

Trading Issues Risk. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

2.      Syntax Stratified MidCap ETF (Acquired Fund) and the Stratified LargeCap Index ETF (Acquiring Fund)

Fees and Expenses

The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Acquired Fund. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the “Other Expenses” shown for the Acquiring Fund are estimated. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Acquired Fund	Acquiring Fund (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%
Distribution and Service (12b-1) Fees[1]	None	None
Other Expenses	0.00%	0.00%[2]
Total Annual Fund Operating Expenses	0.45%	0.45%
Fee Waiver and Expense Reimbursement	(0.10)%[3]	None
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement, if applicable	0.35%	0.45%

____________

(1)      The Fund currently pays no 12b-1 fees.

(2)      “Other Expenses” for the Acquiring Fund have been estimated for the current fiscal year. Actual expenses may differ from estimates.

(3)      Pursuant to an Expense Limitation and Reimbursement Agreement (“Expense Agreement”), Syntax Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and absorb expenses of the Fund until at least May 1, 2025, thereafter subject to annual re-approval by the Fund’s Board of Trustees, to ensure that Total Annual Fund Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (x) extraordinary expenses of the Fund) do not exceed 0.35% (the “Expense Cap”). The Expense Agreement may be terminated by the Fund’s Board of Trustees. Any waiver and/or reimbursement under the Expense Agreement is subject to repayment by the Fund within 36 months following the month in which fees are waived or reimbursed, if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the expense cap in place at the time such amounts were waived or reimbursed; and (ii) the Fund’s current Expense Cap.

Example

The following example is intended to help you compare the costs of investing in the shares of the Acquiring Fund on a pro forma basis following the Reorganization with the costs of investing in the Acquired Fund. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return and that the Fund’s operating expenses remain the same. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$36	$134	$242	$557
Acquiring Fund (pro forma)	$46	$144	$252	$567

Comparison of Investment Objectives

The Acquired Fund’s investment objective is — fundamental and may only be changed with shareholder approval. The Acquiring Fund’s investment objective is non-fundamental and may be changed by the ELFT Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Syntax Stratified MidCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

The Syntax Stratified MidCap ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies comprising the Syntax Stratified MidCap Index (the “Index”).

The Stratified LargeCap Index ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies comprising the Syntax Stratified LargeCap Index (the “Index”).

Comparison of Principal Investment Strategies

Syntax Stratified MidCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

The Fund seeks to track its performance to the Index. The Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. The Index, which was created by Syntax, LLC (“Syntax” or the “Index Provider”), an affiliate of the Adviser, is the Stratified-Weight™ version, as described below, of the broad-based S&P MidCap 400 Index and holds the same constituents as the S&P MidCap 400 Index. The S&P MidCap 400 Index may include some constituent stocks of companies that may be considered small, medium and large capitalization companies. Under normal market conditions, the Fund invests substantially all, and at least 95%, of its total assets in the securities comprising the Index. The Fund may from time to time own securities that are not included in the Index and may hold securities that are not in a stratified weight exposure if the Adviser deems it in the interest of the Fund.

Syntax’s Stratified-Weight™ is the weighting methodology by which Syntax diversifies its indices by hierarchically grouping and distributing the weight of an index’s constituent companies that share “Related Business Risks.” Related Business Risk occurs when two or more companies provide similar products and/or services or share economic relationships such as having common suppliers, customers or competitors. The process of identifying, grouping, and diversifying holdings across Related Business Risk groups within an index is called stratification, and was designed to correct for business risk concentrations that regularly occur in capitalization-weighted indices and equal-weighted indices. Capitalization weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting is intended to permit an investor’s ownership to accumulate in the industries that have the most company representatives in the index. Instead of concentrating in the largest companies or the most represented industries, Syntax diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to all of the business opportunities of an index. The Related Business Risk groups are: Consumer Products & Services; Energy; Financials; Food; Industrials; Information; Information Tools; and Healthcare.

Under normal market conditions, the Index rebalances quarterly on the third Friday of each quarter-ending month and will typically include 400 components allocated across the above-described Related Business Risk groups. The Index is reconstituted at the time the S&P MidCap 400 Index does the same, which is conducted on an ongoing basis. The market capitalization of companies

The Fund seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies comprising the Index. Under normal market conditions, the Fund invests at least 80% of its total assets in the securities comprising the Index. The Index utilizes the same constituents as the S&P 500 Index, but weights them according to Syntax LLC’s (“Syntax” or the Index Provider”) proprietary Stratified Weight™ methodology. From time to time the Fund may invest in and hold securities that are not included in the Index when the Adviser believes such securities will help the Fund to achieve its investment objective.

Syntax’s Stratified-Weight™ is the weighting methodology by which Syntax diversifies the weight of an index’s constituent companies that share “Related Business Risks.” Related Business Risk occurs when two or more companies provide similar products and/or services or share economic relationships such as having common suppliers, customers or competitors. The process of identifying, grouping, and diversifying holdings across Related Business Risk groups within an index is called stratification, and was designed by Syntax to seek to correct for business risk concentrations that regularly occur in capitalization-weighted indices and equal-weighted indices. Capitalization weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting is intended to permit an investor’s ownership to accumulate in the industries that have the most company representatives in an index. Instead of concentrating investment exposure in the largest companies or the most represented industries, the Index diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to all of the business opportunities provided by the Index. The Related Business Risk groups are: Consumer Products & Services; Energy; Financials; Food; Industrials; Information; Information Tools; and Healthcare.

Exchange Traded Concepts, LLC (the “Adviser”) generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to their respective weightings in the Index. However, the Adviser may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. The Adviser expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Syntax Stratified MidCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)
in the S&P MidCap 400 Index as of December 31, 2023 was between $1.6 billion and $17.9 billion. The assets in the Fund are managed by Vantage Consulting Group (the “Sub-Adviser”).

The Fund may invest up to 20% of its assets in investments that are not included in the Index, but that the Adviser believes will help the Fund track the performance of the Index.

Under normal market conditions, the Index rebalances quarterly. The Index is reconstituted at the time the S&P 500 Index does the same, which is conducted on an ongoing basis. The market capitalization of companies in the S&P 500 Index as of December 31, 2023 was between $4.9 billion and $2.9 trillion.

The Fund will be concentrated (i.e. hold 25% or more of its total assets) in an industry or a group of industries to the extent that the Index is so concentrated.

Comparison of Principal Investment Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in each of the Acquired Fund and the Acquiring Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in a Fund, either directly or through its investments in an ETF, are set forth below in alphabetical order.

Syntax Stratified MidCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

MARKET RISK: Overall securities market risks will affect the value of individual instruments in which the Fund invests and the market price of a security may fluctuate, sometimes rapidly and unpredictably. Markets may additionally be impacted by negative external and or direct and indirect economic factors such as global trade policies, economic growth and market conditions, interest rates, war, terrorism, natural and environmental disasters, public health emergencies and political events affect the markets in which the Fund invests. The adverse impact of any one or more of these events on the market value of the Fund’s investments could be significant and cause losses.

MARKET DISRUPTION RISK: Geopolitical and other events, including but not limited to war, terrorism, economic uncertainty, trade disputes and public health crises have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which in turn may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Market disruptions could cause the Fund to lose money and encounter operational difficulties. In particular, the global COVID-19 pandemic has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The ongoing effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. On February 24, 2022, Russia

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund’s shares and the Fund’s net asset value) and possibly face delisting and the bid/ask spread (the difference between the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which

Syntax Stratified MidCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

launched an invasion of Ukraine which has resulted in increased volatility in various financial markets and across various sectors. The U.S. and other countries, along with certain international organizations, have imposed economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to the invasion. The extent and duration of the military action, resulting sanctions, future market disruptions in the region and potential negative impact on other regional and global economic markets of the world are impossible to predict. Such major events have caused temporary market closures, supply chain disruptions, extreme volatility, severe losses, reduced liquidity and increased trading costs. Further, such events may have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV.

STRATEGY RISK: The performance of a Syntax stratified-weight version of a major benchmark index may vary significantly from its capitalization-weighted or equal-weighted counterpart due to their differing weighting methodologies. The Syntax indices diversify by adjusting stock weights every quarter to target sector weights grouped by Related Business Risks. Neither a capitalization-weighted benchmark index nor an equally weighted benchmark index with the same constituents has target sector weighting rules; individual security weights vary according to their weighted average market value or the total number of constituents, respectively. As a result, a benchmark index may, at any point in time, hold larger proportions of outperforming stocks and/or sectors. Conversely, a benchmark index may hold smaller proportions of underperforming stocks and/or sectors. Accordingly, a benchmark index may significantly outperform a stratified-weight version of the same index. There is no assurance that the performance of a fund tracking a Syntax stratified-weight benchmark index will be positive, avoid a loss of capital, or meet or exceed that of either a fund tracking a similarly constituted capitalization-weighted or equally weighted benchmark index over any period of time.

EQUITY SECURITIES RISK: The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.

SMALL- AND MID-CAPITALIZATION SECURITIES RISK: Investing in securities of small and mid-sized companies may involve greater volatility than investing in larger and more established companies because small and mid-sized companies (i) can be subject to more abrupt or erratic share price changes than larger, more established companies, (ii) are more vulnerable to adverse business and economic developments, and (iii) are more thinly traded and less liquid relative to those of larger companies.

may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cybersecurity Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose

Syntax Stratified MidCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

LARGE-CAPITALIZATION SECURITIES RISK: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. Under certain market conditions, the capitalization of a large-size company could decline to the extent that it exhibits the characteristics of a mid-capitalization company.

PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Certain investments may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them; the Fund itself may also lack sufficient liquidity. There can be no guarantee that an investor will be able to enter or exit a desired position efficiently or promptly. While the Adviser has engaged with Authorized Participants (“APs”) to seek to make a liquid, efficient market in the Fund, investors in the Fund may incur fees and losses, including, but not limited to, upon exiting a position, in the event that the Fund or its underlying constituents are not highly liquid. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to differences between the market prices of Shares and their underlying value.

operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Index Concentration Risk. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. To the extent that the Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. There may be instances in which the Index, for a variety of reasons including changes in the prices of individual securities held by the Fund, has a larger exposure to a small number of stocks or a single stock relative to the rest of the stocks in the Index. Under such circumstances, the Fund will not deviate from the Index except in rare circumstances or in an immaterial way and therefore the Fund’s returns would be more greatly influenced by the returns of the stock(s) with the larger exposure.

Syntax Stratified MidCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

TRACKING ERROR RISK: The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of its corresponding Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions, including without limitation instances where a security’s proportionate representation in the Fund does not match that of the Index. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

MARKET TRADING RISK: The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. Such divergence is likely to be greater under stressed market conditions.

LIMITED AUTHORIZED PARTICIPANTS, MARKET MAKERS AND LIQUIDITY PROVIDERS RISK: Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during periods of market stress, shares of the Fund may trade at a material discount to their NAV per share and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Adviser’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Adviser relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions or issuer-specific events may cause the Index Provider to postpone a scheduled rebalance, exclude or substitute a security in the Index or undertake other measures which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance

Syntax Stratified MidCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents.

Large Capitalization Companies Risk. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Market Capitalization Deviation Risk. There can be no assurance that the securities held by the Fund will stay within the Fund’s intended market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.

Market Maker Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

Market Risk. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant

Syntax Stratified MidCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index. Additionally, in order to comply with its investment strategies and policies, the Fund portfolio may deviate from the composition of the Index. Accordingly, the Fund’s return may underperform the return of the Index.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.

Syntax Stratified MidCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

Premium/Discount Risk. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment adviser cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment adviser believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.

Trading Issues Risk. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

3.      Syntax Stratified SmallCap ETF (Acquired Fund) Reorganization into the Stratified LargeCap Index ETF (Acquiring Fund)

Fees and Expenses

The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Acquired Fund. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the “Other Expenses” shown for the Acquiring Fund are estimated. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Acquired Fund	Acquiring Fund (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%
Distribution and Service (12b-1) Fees(1)	None	None
Other Expenses	0.00%	0.00%[2]
Total Annual Fund Operating Expenses	0.45%	0.45%
Fee Waiver and Expense Reimbursement	(0.05)%[3]	None
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement, if applicable	0.40%	0.45%

____________

(1)      The Fund currently pays no 12b-1 fees.

(2)      “Other Expenses” for the Acquiring Fund have been estimated for the current fiscal year. Actual expenses may differ from estimates.

(3)      Pursuant to an Expense Limitation and Reimbursement Agreement (“Expense Agreement”), Syntax Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and absorb expenses of the Fund until at least May 1, 2025, thereafter subject to annual re-approval by the Fund’s Board of Trustees, to ensure that Total Annual Fund Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (x) extraordinary expenses of the Fund) do not exceed 0.40% (the “Expense Cap”). The Expense Agreement may be terminated by the Fund’s Board of Trustees. Any waiver and/or reimbursement under the Expense Agreement is subject to repayment by the Fund within 36 months following the month in which fees are waived or reimbursed, if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the expense cap in place at the time such amounts were waived or reimbursed; and (ii) the Fund’s current Expense Cap.

Example

The following example is intended to help you compare the costs of investing in the shares of the Acquiring Fund on a pro forma basis following the Reorganization with the costs of investing in the Acquired Fund. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return and that the Fund’s operating expenses remain the same. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$41	$139	$247	$562
Acquiring Fund (pro forma)	$46	$144	$252	$567

Comparison of Investment Objectives

The Acquired Fund’s investment objective is fundamental and may only be changed with shareholder approval. The Acquiring Fund’s investment objective is non-fundamental and may be changed by the ELFT Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Syntax Stratified SmallCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

The Syntax Stratified SmallCap ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies in the Syntax Stratified SmallCap Index (the “Index”).

The Stratified LargeCap Index ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies comprising the Syntax Stratified LargeCap Index (the “Index”).

Comparison of Principal Investment Strategies

Syntax Stratified SmallCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

The Fund seeks to track its performance to the Index. The Fund employs a replication strategy, which means that the Fund typically invests in substantially all of the securities represented in the Index in approximately the same proportions as the Index. The Index, which was created by Syntax LLC (“Syntax” or the “Index Provider”), an affiliate of the Adviser, is the Stratified WeightTM version, as described below, of the broad-based S&P SmallCap 600 Index and holds the same constituents as the S&P SmallCap 600 Index. Although the S&P SmallCap 600 Index seeks to measure the small cap segment of the US equity market, it may include some constituent stocks of companies that may be considered small, medium and large capitalization companies. Under normal market conditions, the Fund invests substantially all, and at least 80% of its total assets in the securities comprising the Index. The Fund may from time to time own securities that are not included in the Index and may hold securities that are not in a stratified weight exposure if the Adviser deems it in the interest of the Fund.

Syntax’s Stratified-Weight™ is the weighting methodology by which Syntax diversifies its indices by hierarchically grouping and distributing the weight of an index’s constituent companies that share “Related Business Risks.” Related Business Risk occurs when two or more companies provide similar products and/or services or share economic relationships such as having common suppliers, customers or competitors. The process of identifying, grouping, and diversifying holdings across Related Business Risk groups within an index is called stratification, and was designed to correct for business risk concentrations that regularly occur in capitalization-weighted indices and equal-weighted indices. Capitalization weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting is intended to permit an investor’s ownership to accumulate in the industries that have the most company representatives in the index. Instead of concentrating in the largest companies

The Fund seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies comprising the Index. Under normal market conditions, the Fund invests at least 80% of its total assets in the securities comprising the Index. The Index utilizes the same constituents as the S&P 500 Index, but weights them according to Syntax LLC’s (“Syntax” or the Index Provider”) proprietary Stratified WeightTM methodology. From time to time the Fund may invest in and hold securities that are not included in the Index when the Adviser believes such securities will help the Fund to achieve its investment objective.

Syntax’s Stratified-Weight™ is the weighting methodology by which Syntax diversifies the weight of an index’s constituent companies that share “Related Business Risks.” Related Business Risk occurs when two or more companies provide similar products and/or services or share economic relationships such as having common suppliers, customers or competitors. The process of identifying, grouping, and diversifying holdings across Related Business Risk groups within an index is called stratification, and was designed by Syntax to seek to correct for business risk concentrations that regularly occur in capitalization-weighted indices and equal-weighted indices. Capitalization weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting is intended to permit an investor’s ownership to accumulate in the industries that have the most company representatives in an index. Instead of concentrating investment exposure in the largest companies or the most represented industries, the Index diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to all of the business opportunities provided by the Index. The Related Business Risk groups are: Consumer Products & Services; Energy; Financials; Food; Industrials; Information; Information Tools; and Healthcare.

Syntax Stratified SmallCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

or the most represented industries, Syntax diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to all of the business opportunities of an index. The Related Business Risk groups are: Consumer Products & Services; Energy; Financials; Food; Industrials; Information; Information Tools; and Healthcare.

Under normal market conditions, the Index rebalances quarterly, on the third Friday of each quarter-ending month, and will typically include 600 components allocated across the above-described Related Business Risk groups. The Index is reconstituted at the time the S&P SmallCap 600 Index does the same, which is conducted on an ongoing basis. The market capitalization of companies in the S&P SmallCap 600 Index as of December 31, 2023 was between $235 million and $8.2 billion. The assets in the Fund are managed by Vantage Consulting Group (the “Sub-Adviser”).

Exchange Traded Concepts, LLC (the “Adviser”) generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to their respective weightings in the Index. However, the Adviser may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. The Adviser expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may invest up to 20% of its assets in investments that are not included in the Index, but that the Adviser believes will help the Fund track the performance of the Index.

Under normal market conditions, the Index rebalances quarterly. The Index is reconstituted at the time the S&P 500 Index does the same, which is conducted on an ongoing basis. The market capitalization of companies in the S&P 500 Index as of December 31, 2023 was between $4.9 billion and $2.9 trillion.

The Fund will be concentrated (i.e. hold 25% or more of its total assets) in an industry or a group of industries to the extent that the Index is so concentrated.

Comparison of Principal Investment Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in each of the Acquired Fund and the Acquiring Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in a Fund, either directly or through its investments in an ETF, are set forth below in alphabetical order.

Syntax Stratified SmallCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

MARKET RISK: Overall securities market risks will affect the value of individual instruments in which the Fund invests and the market price of a security may fluctuate, sometimes rapidly and unpredictably. Markets may additionally be impacted by negative external and or direct and indirect economic factors such as global trade policies, economic growth and market conditions, interest rates, war, terrorism, natural and environmental disasters, public health emergencies and political events affect the markets in which the Fund invests. The adverse impact of any one or more of these events on the market value of the Fund’s investments could be significant and cause losses.

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund’s shares and the Fund’s net asset value) and possibly face delisting and the bid/ask spread (the difference between the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.

Syntax Stratified SmallCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

MARKET DISRUPTION RISK: Geopolitical and other events, including but not limited to war, terrorism, economic uncertainty, trade disputes and public health crises have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which in turn may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Market disruptions could cause the Fund to lose money and encounter operational difficulties. In particular, the global COVID-19 pandemic has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The ongoing effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. On February 24, 2022, Russia launched an invasion of Ukraine which has resulted in increased volatility in various financial markets and across various sectors. The U.S. and other countries, along with certain international organizations, have imposed economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to the invasion. The extent and duration of the military action, resulting sanctions, future market disruptions in the region and potential negative impact on other regional and global economic markets of the world are impossible to predict. Such major events have caused temporary market closures, supply chain disruptions, extreme volatility, severe losses, reduced liquidity and increased trading costs. Further, such events may have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV.

STRATEGY RISK: The performance of a Syntax stratified-weight version of a major benchmark index may vary significantly from its capitalization-weighted or equal-weighted counterpart due to their differing weighting methodologies. The Syntax indices diversify by adjusting stock weights every quarter to target sector weights grouped by Related Business Risks. Neither a capitalization-weighted benchmark index nor an equally weighted benchmark index with the same constituents has target sector weighting rules; individual security weights vary according to their weighted average market value or the total number of constituents, respectively. As a result, a benchmark index may, at any point in time, hold larger proportions of outperforming stocks and/or sectors. Conversely, a benchmark index may hold smaller proportions of underperforming stocks and/or sectors. Accordingly, a benchmark index may

Current Market Conditions Risk.    Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While

Syntax Stratified SmallCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

significantly outperform a stratified-weight version of the same index. There is no assurance that the performance of a fund tracking a Syntax stratified-weight benchmark index will be positive, avoid a loss of capital, or meet or exceed that of either a fund tracking a similarly constituted capitalization-weighted or equally weighted benchmark index over any period of time.

EQUITY SECURITIES RISK: The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.

SMALL- AND MID-CAPITALIZATION SECURITIES RISK: Investing in securities of small and mid-sized companies may involve greater volatility than investing in larger and more established companies because small and mid-sized companies (i) can be subject to more abrupt or erratic share price changes than larger, more established companies, (ii) are more vulnerable to adverse business and economic developments, and (iii) are more thinly traded and less liquid relative to those of larger companies.

PASSIVE STRATEGY/INDEX RISK: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Certain investments may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them; the Fund itself may also lack sufficient liquidity. There can be no guarantee that an investor will be able to enter or exit a desired position efficiently or promptly. While the Adviser has engaged with Authorized Participants (“APs”) to seek to make a liquid, vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cybersecurity Risk.    The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk.    The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Syntax Stratified SmallCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

efficient market in the Fund, investors in the Fund may incur fees and losses, including, but not limited to, upon exiting a position, in the event that the Fund or its underlying constituents are not highly liquid. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to differences between the market prices of Shares and their underlying value.

MARKET TRADING RISK: The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. Such divergence is likely to be greater under stressed market conditions.

TRACKING ERROR RISK: The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of its corresponding Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions, including without limitation instances where a security’s proportionate representation in the Fund does not match that of the Index. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

LIMITED AUTHORIZED PARTICIPANTS, MARKET MAKERS AND LIQUIDITY PROVIDERS RISK: Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during

Index Concentration Risk.    The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. To the extent that the Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. There may be instances in which the Index, for a variety of reasons including changes in the prices of individual securities held by the Fund, has a larger exposure to a small number of stocks or a single stock relative to the rest of the stocks in the Index. Under such circumstances, the Fund will not deviate from the Index except in rare circumstances or in an immaterial way and therefore the Fund’s returns would be more greatly influenced by the returns of the stock(s) with the larger exposure.

Index Provider Risk.    There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Adviser’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Adviser relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be

Syntax Stratified SmallCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

periods of market stress, shares of the Fund may trade at a material discount to their NAV per share and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions or issuer-specific events may cause the Index Provider to postpone a scheduled rebalance, exclude or substitute a security in the Index or undertake other measures which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Market Capitalization Deviation Risk.    There can be no assurance that the securities held by the Fund will stay within the Fund’s intended market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.

Market Maker Risk.    The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a

Syntax Stratified SmallCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

Market Risk.    Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-Correlation Risk.    The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index. Additionally, in order to comply with its investment strategies and policies, the Fund portfolio may deviate from the composition of the Index. Accordingly, the Fund’s return may underperform the return of the Index.

Operational Risk.    The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Syntax Stratified SmallCap ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

Passive Investment Risk.    The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.

Premium/Discount Risk.    The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment adviser cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment adviser believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.

Trading Issues Risk.    Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

4.      Syntax Stratified U.S. Total Market ETF (Acquired Fund) and the Stratified LargeCap Index ETF (Acquiring Fund)

Fees and Expenses

The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Acquired Fund. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the “Other Expenses” shown for the Acquiring Fund are estimated. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Acquired Fund	Acquiring Fund (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.45%
Distribution and Service (12b-1) Fees[1]	None	None
Acquired Fund Fees and Expenses	0.31%[3]	0.00%[2]
Other Expenses	0.00%	0.00%[2]
Total Annual Fund Operating Expenses	1.06%	0.45%
Fee Waiver and Expense Reimbursement	(0.71)%[4]	None
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement, if applicable	0.35%	0.45%

____________

(1)      The Fund currently pays no 12b-1 fees.

(2)      “Other Expenses” and “Acquired Fund Fees and Expenses” for the Acquiring Fund have been estimated for the current fiscal year. Actual expenses may differ from estimates.

(3)      The Acquired Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies, including ETFs. The impact of Acquired Fund Fees and Expenses are included in the total returns of the Fund unless they are waived.

(4)      Pursuant to an Expense Limitation and Reimbursement Agreement (“Expense Agreement”), Syntax Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and absorb expenses until at least May 1, 2025, thereafter subject to annual re-approval by the Fund’s Board of Trustees, to ensure that Total Annual Fund Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (iv) expenses associated with shareholder meetings, (v) compensation and expenses of the Independent Trustees, (vi) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), (viii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (ix) extraordinary expenses of the Fund) do not exceed 0.35% (the “Expense Cap”). The Expense Agreement further provides that the Adviser will reimburse a portion of its management fees for the Fund in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in other series of the Trust or in funds advised or sub-advised by Vantage Consulting Group, Inc., the sub-adviser, as is defined below, through at least May 1, 2025. The Expense Agreement may be terminated only upon written agreement of the Trust and Adviser. Subject to approval by the Fund’s Board of Trustees, any waiver and/or reimbursement under the Expense Agreement is subject to repayment by the Fund within 36 months following the month in which fees are waived or reimbursed, if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (i) the expense cap in place at the time such amounts were waived or reimbursed; or (ii) the Fund’s current Expense Cap.

Example

The following example is intended to help you compare the costs of investing in the shares of the Acquiring Fund on a pro forma basis following the Reorganization with the costs of investing in the Acquired Fund. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return and that the Fund’s operating expenses remain the same. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$36	$266	$516	$1,230
Acquiring Fund (pro forma)	$46	$144	$252	$567

Comparison of Investment Objectives

The Acquired Fund’s investment objective is fundamental and may only be changed with shareholder approval. The Acquiring Fund’s investment objective is non-fundamental and may be changed by the ELFT Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Syntax Stratified U.S. Total Market ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

The Syntax Stratified U.S. Total Market ETF (the “Fund”) seeks to obtain capital growth that meets or exceeds the performance of the S&P Composite 1500® Index (the “1500 Index”) by investing in exchange-traded funds (“ETFs”) or underlying securities that provide Stratified WeightTM U.S. total equity market exposure.

The Stratified LargeCap Index ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies comprising the Syntax Stratified LargeCap Index (the “Index”).

Comparison of Principal Investment Strategies

Syntax Stratified U.S. Total Market ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

The Fund seeks Stratified-WeightTM exposure to a broad range of stocks representative of approximately 90% of the total U.S. market capitalization, through the securities in the 1500 Index, through active investments in ETFs or underlying securities. The Fund seeks to achieve its investment objective by investing in Syntax Stratified Weight ETFs (each a “Syntax Underlying Fund” and collectively, the “Syntax Underlying Funds” or “Underlying Funds”) or by investing in U.S. equity securities using the Stratified Weight methodology (“Securities”). The Fund has a policy that under normal circumstances, it will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers. A U.S. issuer is considered to be a company (i) meeting the eligibility requirements for inclusion within the 1500 Index and/or (ii) with its principal listing on an US. national securities exchange.

“Stratified Weight” is the weighting methodology by which Syntax, LLC (“Syntax”) diversifies its indices by hierarchically grouping and distributing the weight of an index’s constituent companies that share “Related Business Risks.” Related Business Risk occurs when two or more companies provide similar products and/or services or share economic relationships such as having common suppliers, customers or competitors. The process of identifying, grouping, and diversifying holdings across Related Business Risk groups within an index is called stratification, and was designed to correct for business risk concentrations that regularly occur in capitalization-weighted indices and equal-weighted indices. Capitalization weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting is intended to permit an investor’s ownership to accumulate in the industries that have the most company representatives in the index. Instead of concentrating in the largest companies or the most represented industries, Syntax diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to all of the business opportunities of an index. The Related Business Risk groups are: Consumer Products & Services; Energy; Financials; Food; Industrials; Information; Information Tools; and Healthcare.

Under normal circumstances, the Adviser expects to allocate the assets of the Fund among the Syntax Stratified LargeCap ETF (and/or the Syntax Stratified LargeCap II ETF), the Syntax Stratified MidCap ETF and the Syntax Stratified SmallCap ETF in exposures approximate to their exposures in the Syntax Stratified U.S. Total Market Index. Based on historical averages the Adviser expects these exposures in the Fund’s portfolio to be between 70% and 96% to the Syntax Stratified LargeCap ETF (and/or the Syntax Stratified LargeCap II ETF) or constituents

The Fund seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies comprising the Index. Under normal market conditions, the Fund invests at least 80% of its total assets in the securities comprising the Index. The Index utilizes the same constituents as the S&P 500 Index, but weights them according to Syntax LLC’s (“Syntax” or the Index Provider”) proprietary Stratified WeightTM methodology. From time to time the Fund may invest in and hold securities that are not included in the Index when the Adviser believes such securities will help the Fund to achieve its investment objective.

Syntax’s Stratified-Weight™ is the weighting methodology by which Syntax diversifies the weight of an index’s constituent companies that share “Related Business Risks.” Related Business Risk occurs when two or more companies provide similar products and/or services or share economic relationships such as having common suppliers, customers or competitors. The process of identifying, grouping, and diversifying holdings across Related Business Risk groups within an index is called stratification, and was designed by Syntax to seek to correct for business risk concentrations that regularly occur in capitalization-weighted indices and equal-weighted indices. Capitalization weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting is intended to permit an investor’s ownership to accumulate in the industries that have the most company representatives in an index. Instead of concentrating investment exposure in the largest companies or the most represented industries, the Index diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to all of the business opportunities provided by the Index. The Related Business Risk groups are: Consumer Products & Services; Energy; Financials; Food; Industrials; Information; Information Tools; and Healthcare.

Exchange Traded Concepts, LLC (the “Adviser”) generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to their respective weightings in the Index. However, the Adviser may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. The Adviser expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Syntax Stratified U.S. Total Market ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

representing S&P 500 Index (large capitalization) universe exposure, between 3% and 20% to the Syntax Stratified MidCap ETF or constituents representing S&P MidCap 400 Index (mid capitalization) universe exposure, and between 1% and 10% to the Syntax Stratified SmallCap ETF or constituents that represent S&P SmallCap 600 Index (small capitalization) universe exposure. The Fund, at the Adviser’s discretion, may, from time to time, own these exposures in weights that are above or below these expected ranges if the Adviser deems it in the best interest of the Fund. There is no guarantee that the weights of the Underlying Funds will be in the above ranges. The Fund is managed by Vantage Consulting Group (the “Sub-Adviser”).

General. The targeted Underlying Funds and/or the Securities for the Fund will comprise the Syntax® Stratified LargeCap ETF and/or the Syntax Stratified LargeCap II ETF, the Syntax® Stratified MidCap ETF, and the Syntax® Stratified SmallCap ETF, or portfolios of securities that hold comparable securities in comparable classes in a Stratified Weight methodology. The terms “LargeCap”, “MidCap”, and “SmallCap” refer to companies with relatively higher, more moderate, and lower market value, respectively.

The Syntax® Stratified LargeCap ETF (ticker: SSPY) reweights the constituents of the S&P 500® Index and seeks to provide investment results that, before expenses, correspond generally to the total return performance of the publicly traded equity securities of companies comprising the Syntax Stratified LargeCap Index. The goal for SSPY is to deliver a return that is representative of all the business opportunities in the Syntax Stratified LargeCap Index. The Syntax® Stratified LargeCap II ETF (ticker: SPYS) invests in U.S. LargeCap stocks and seeks to obtain capital growth that meets or exceeds the performance of the S&P 500® Index. SSPY and SPYS both utilize Syntax’s Stratified Weight™ methodology to spread exposure more evenly across the business risks in the S&P 500. By doing this, SSPY and SPYS each address the Related Business Risk concentrations that occur in capitalization-weighted indices. The market capitalization of companies in the S&P 500 Index as of December 31, 2023, was between $4.9 billion and $2.9 trillion.

The Syntax® Stratified MidCap ETF (ticker: SMDY) reweights the constituents of the S&P MidCap 400® Index and seeks to provide investment results that, before expenses, correspond generally to the total return performance of the publicly traded equity securities of companies comprising the Syntax Stratified MidCap Index. SMDY utilizes Syntax’s Stratified Weight™ methodology to spread exposure more evenly across the business risks in the S&P MidCap 400 Index.

The Fund may invest up to 20% of its assets in investments that are not included in the Index, but that the Adviser believes will help the Fund track the performance of the Index.

Under normal market conditions, the Index rebalances quarterly. The Index is reconstituted at the time the S&P 500 Index does the same, which is conducted on an ongoing basis. The market capitalization of companies in the S&P 500 Index as of December 31, 2023 was between $4.9 billion and $2.9 trillion.

The Fund will be concentrated (i.e. hold 25% or more of its total assets) in an industry or a group of industries to the extent that the Index is so concentrated.

Syntax Stratified U.S. Total Market ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

SMDY’s goal is to deliver a return that is representative of all the business opportunities in the Syntax Stratified MidCap Index. By doing this, SMDY addresses the Related Business Risk concentrations that occur in capitalization-weighted indices. The market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2023, was between $1.6 billion and $17.9 billion.

The Syntax® Stratified SmallCap ETF (ticker: SSLY) reweights the constituents of the S&P SmallCap 600® Index and seeks to provide investment results that, before expenses, correspond generally to the total return performance of the publicly traded equity securities of companies comprising the Syntax Stratified SmallCap Index. SSLY utilizes Syntax’s Stratified Weight™ methodology to spread exposure more evenly across the business risks in the S&P SmallCap 600 Index. SSLY’s goal is to deliver a return that is representative of all the business opportunities in the Syntax Stratified SmallCap Index. By doing this, SSLY addresses the Related Business Risk concentrations that occur in capitalization-weighted indices. The market capitalization of companies in the S&P SmallCap 600 Index as of December 31, 2023, was between $235 million and $8.2 billion.

The Syntax Stratified U.S. Total Market Index is an index comprised of the constituents of the Syntax Stratified LargeCap Index, the Syntax Stratified MidCap Index and the Syntax Stratified SmallCap Index, and is reconstituted annually.

Under normal market conditions, the referent indices for each of the Syntax Underlying Funds rebalance quarterly, on the third Friday of each quarter-ending month, and include components allocated across the above-described Related Business Risk groups. The Fund will allocate across the Syntax Underlying Funds through the methodology described above.

The Fund is actively managed, and the weighting of the Syntax Underlying Funds or the weighting of the Securities is expected to shift over time, based on the outlook of the Adviser and Sub-Adviser who is responsible for setting the periodic allocation of the Fund across its large, mid, and small cap exposure. With the exception of SPYS which is actively managed, the Syntax Underlying Funds use a “passive”, or indexing, approach to try to achieve each Syntax Underlying Fund’s investment objective.

The Adviser may, from time to time, allocate to other Syntax Stratified Weight ETFs that use active and/or passive strategies as applied to comparable U.S. equity investment universes.

Comparison of Principal Investment Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in each of the Acquired Fund and the Acquiring Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in a Fund, either directly or through its investments in an ETF, are set forth below in alphabetical order.

Syntax Stratified U.S. Total Market ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

MARKET RISK: Overall securities market risks will affect the value of individual instruments in which the Fund and the Underlying Funds invest and the market price of a security may fluctuate, sometimes rapidly and unpredictably. Markets may additionally be impacted by negative external and or direct and indirect economic factors such as global trade policies, economic growth and market conditions, interest rates, war, terrorism, natural and environmental disasters, public health emergencies and political events affect the markets in which the Fund and the Syntax Underlying Funds invest. The adverse impact of any one or more of these events on the market value of the Fund’s investments could be significant and cause losses.

MARKET DISRUPTION RISK: Geopolitical and other events, including but not limited to war, terrorism, economic uncertainty, trade disputes and public health crises have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which in turn may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Market disruptions could cause the Fund to lose money and encounter operational difficulties. In particular, the global COVID-19 pandemic has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The ongoing effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. On February 24, 2022, Russia launched an invasion of Ukraine which has resulted in increased volatility in various financial markets and across various sectors. The U.S. and other countries, along with certain international organizations, have imposed economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to the invasion. The extent and duration of the military action, resulting sanctions, future market disruptions in the region and potential negative impact on other regional and global economic markets of the world are impossible to predict. Such major events have caused temporary market closures, supply chain disruptions, extreme volatility, severe losses, reduced liquidity and increased trading costs. Further, such events may have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV.

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund’s shares and the Fund’s net asset value) and possibly face delisting and the bid/ask spread (the difference between the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.

Current Market Conditions Risk.    Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States.

Syntax Stratified U.S. Total Market ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

STRATEGY RISK OF UNDERLYING FUNDS: The performance of a Syntax stratified-weight version of a major benchmark index may vary significantly from its capitalization-weighted or equal-weighted counterpart due to their differing weighting methodologies. The Syntax indices diversify by adjusting stock weights every quarter to target sector weights grouped by Related Business Risks. Neither a capitalization-weighted benchmark index nor an equally weighted benchmark index with the same constituents has target sector weighting rules; individual security weights vary according to their weighted average market value or the total number of constituents, respectively. As a result, a benchmark index may, at any point in time, hold larger proportions of outperforming stocks and/or sectors. Conversely, a benchmark index may hold smaller proportions of underperforming stocks and/or sectors. Accordingly, a benchmark index may significantly outperform a stratified-weight version of the same index. There is no assurance that the performance of a fund tracking a Syntax stratified-weight benchmark index will be positive, avoid a loss of capital, or meet or exceed that of either a fund tracking a similarly constituted capitalization-weighted or equally weighted benchmark index over any period of time.

EQUITY SECURITIES RISK: The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.

ACTIVE MANAGEMENT RISK: The Fund, as well as certain Stratified Underlying Funds, are actively managed using proprietary investment strategies and processes. The Fund’s dependence on stratification and judgments about the attractiveness, value and potential appreciation of particular investments or ETFs in which the Fund invests may prove to be incorrect and may not produce the desired results. Due to the Fund’s anticipated investments primarily in shares of Stratified Underlying Funds it is also expected that the Fund’s portfolio will typically have Stratified Weights. However, as an active fund and pursuant to the Trust’s custom basket rules, it is possible for the Fund, at the Adviser’s discretion, may, from time to time, own positions in individual securities in weights that are not in their relative Stratified Weights as outlined in the Principal Strategy. During these periods, the performance of the Fund may deviate from what would be expected from the Stratified Weight exposures and may not produce the desired results. There can be no guarantee that the strategies and processes employed by the Fund, and/or the Underlying Funds, will be successful. The Fund may underperform the 1500 Index.

The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cybersecurity Risk.    The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users.

Syntax Stratified U.S. Total Market ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

PASSIVE STRATEGY/INDEX RISK OF CERTAIN UNDERLYING FUNDS: The Fund may invest in Underlying Funds or Securities that are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Because certain of the Underlying Funds are designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. As a result, passively-managed Underlying Funds may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a passively-managed Underlying Funds’ returns to be lower than if an active strategy were employed. There is no guarantee that any passively-managed Underlying Fund’s investment results will have a high degree of correlation to that of its respective benchmark or that the Fund, through its investments in such Underlying Funds, will achieve its investment objective.

LARGE-CAPITALIZATION SECURITIES RISK: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. Under certain market conditions, the capitalization of a large-size company could decline to the extent that it exhibits the characteristics of a mid-capitalization company.

SMALL- AND MID-CAPITALIZATION SECURITIES RISK: Investing in securities of small and mid-sized companies may involve greater volatility than investing in larger and more established companies because small and mid-sized companies (i) can be subject to more abrupt or erratic share price changes than larger, more established companies, (ii) are more vulnerable to adverse business and economic developments, and (iii) are more thinly traded and less liquid relative to those of larger companies.

MARKET TRADING RISK: The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to Fund Shares trading at a premium or discount to net asset value (“NAV”). Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. Such divergence is likely to be greater under stressed market conditions.

In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk.    The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Index Concentration Risk.    The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. To the extent that the Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. There may be instances in which the Index, for a variety of reasons including changes in the prices of individual securities held by the Fund, has a larger exposure to a small number of stocks or a single stock relative to the rest of the stocks in the Index. Under such circumstances, the Fund will not deviate from the Index except in rare circumstances or in an immaterial way and therefore the Fund’s returns would be more greatly influenced by the returns of the stock(s) with the larger exposure.

Index Provider Risk.    There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not

Syntax Stratified U.S. Total Market ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

TRACKING ERROR RISK OF CERTAIN UNDERLYING FUNDS: Certain of the Underlying Funds comprising the Fund’s portfolio may be subject to tracking error, which is the divergence of a fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities and other instruments held in a fund’s portfolio and those included in its underlying index, pricing differences, transaction costs incurred by a fund, a fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the underlying index or the costs to a fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a fund incurs fees and expenses, while the underlying index does not.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Certain investments may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them; the Fund itself may also lack sufficient liquidity. There can be no guarantee that an investor will be able to enter or exit a desired position efficiently or promptly. While the Adviser has engaged with Authorized Participants (“APs”) to seek to make a liquid, efficient market in the Fund, investors in the fund may incur fees and losses, including, but not limited to, upon exiting a position, in the event that the Fund or its underlying constituents are not highly liquid. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to differences between the market prices of Shares and their underlying value.

LIMITED AUTHORIZED PARTICIPANTS, MARKET MAKERS AND LIQUIDITY PROVIDERS RISK: Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during periods of market stress, shares of the Fund may trade at a material discount to their NAV per share and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market guarantee that the Index will be calculated in accordance with its stated methodology. The Adviser’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Adviser relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions or issuer-specific events may cause the Index Provider to postpone a scheduled rebalance, exclude or substitute a security in the Index or undertake other measures which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Syntax Stratified U.S. Total Market ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

FUND OF FUNDS RISK. Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a fund that only invests directly in individual equity and fixed income securities. Because the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an Underlying Fund (to the extent such fees and expenses are not waived or absorbed by the Adviser) in which it invests, including advisory fees, an increase in fees and expenses of an Underlying Fund or a reallocation of the Fund’s investments to Underlying Funds with higher fees or expenses will increase the Fund’s total expenses. These expenses are in addition to other expenses that the Fund bears directly in connection with its own operations. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could cause the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. If Underlying Funds invest in the same or similar securities, the Fund may indirectly bear concentration risk with respect to those investments. If the Fund invests in an Underlying Fund that has recently commenced operations, there can be no assurance that such Underlying Fund will grow to or maintain an economically viable size, in which case the Underlying Fund’s board or adviser may determine to liquidate the Underlying Fund or the Fund may indirectly bear higher expenses.

Market Capitalization Deviation Risk.    There can be no assurance that the securities held by the Fund will stay within the Fund’s intended market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.

Market Maker Risk.    The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

Market Risk.    Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Syntax Stratified U.S. Total Market ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

Non-Correlation Risk.    The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index. Additionally, in order to comply with its investment strategies and policies, the Fund portfolio may deviate from the composition of the Index. Accordingly, the Fund’s return may underperform the return of the Index.

Operational Risk.    The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Passive Investment Risk.    The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.

Premium/Discount Risk.    The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment adviser cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value),

Syntax Stratified U.S. Total Market ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

the Fund’s investment adviser believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.

Trading Issues Risk.    Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

5.      Syntax Stratified Total Market II ETF (Acquired Fund) and the Stratified LargeCap Index ETF (Acquiring Fund)

Fees and Expenses

The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Acquired Fund. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the “Other Expenses” shown for the Acquiring Fund are estimated. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Acquired Fund	Acquiring Fund (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.45%
Distribution and Service (12b-1) Fees[1]	None	None
Acquired Fund Fees and Expenses	0.32%[3]	0.00%[2]
Other Expenses	0.00%	0.00%[2]
Total Annual Fund Operating Expenses	1.07%	0.45%
Fee Waiver and Expense Reimbursement	(0.72)%[4]	None
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement, if applicable	0.35%	0.45%

____________

(1)      The Fund currently pays no 12b-1 fees.

(2)      “Other Expenses” and “Acquired Fund Fees and Expenses” for the Acquiring Fund have been estimated for the current fiscal year. Actual expenses may differ from estimates.

(3)      The Acquired Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies, including ETFs. The impact of Acquired Fund Fees and Expenses are included in the total returns of the Fund unless they are waived.

(4)      Pursuant to an Expense Limitation and Reimbursement Agreement (“Expense Agreement”), Syntax Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and absorb expenses until at least May 1, 2025, thereafter subject to annual re-approval by the Fund’s Board of Trustees, to ensure that Total Annual Fund Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (iv) expenses associated with shareholder meetings, (v) compensation and expenses of the Independent Trustees, (vi) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), (viii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (ix) extraordinary expenses of the Fund) do not exceed 0.35% (the “Expense Cap”). The Expense Agreement further provides that the Adviser will reimburse a portion of its management fees for the Fund in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in other series of the Trust or in funds advised or sub-advised by Vantage Consulting Group, Inc., the sub-adviser, as is defined below, through at least May 1, 2025. The Expense Agreement may be terminated only upon written agreement of the Trust and Adviser. Subject to approval by the Fund’s Board of Trustees, any waiver and/or reimbursement under the Expense Agreement is subject to repayment by the Fund within 36 months following the month in which fees are waived or reimbursed, if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (i) the expense cap in place at the time such amounts were waived or reimbursed; or (ii) the Fund’s current Expense Cap.

Example

The following example is intended to help you compare the costs of investing in the shares of the Acquiring Fund on a pro forma basis following the Reorganization with the costs of investing in the Acquired Fund. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return and that the Fund’s operating expenses remain the same. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$36	$269	$520	$1,241
Acquiring Fund (pro forma)	$46	$144	$252	$567

Comparison of Investment Objectives

The Acquired Fund’s investment objective is fundamental and may only be changed with shareholder approval. The Acquiring Fund’s investment objective is non-fundamental and may be changed by the ELFT Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Syntax Stratified Total Market II ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

The Syntax Stratified Total Market II ETF (the “Fund”) seeks to obtain capital growth that exceeds the performance of the S&P Composite 1500® Index (the “1500 Index”) over a full market cycle by investing in exchange-traded funds (“ETFs”) or underlying securities that provide Stratified WeightTM U.S. total equity market exposure to companies in the 1500 Index.

The Stratified LargeCap Index ETF (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies comprising the Syntax Stratified LargeCap Index (the “Index”).

Comparison of Investment Strategies

Syntax Stratified Total Market II ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

The Fund seeks Stratified WeightTM exposure to a broad range of stocks representative of approximately 90% of the total U.S. market capitalization through active investments in ETFs, or underlying securities. The Fund seeks to achieve its investment objective by investing in Syntax Stratified Weight ETFs (each a “Syntax Underlying Fund” and collectively, the “Syntax Underlying Funds” or “Underlying Funds”) or by investing in U.S. equity securities using the Stratified Weight methodology (“Securities”). The Fund has a policy that under normal circumstances, it will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers. A U.S. issuer is considered to be a company (i) meeting the eligibility requirements for inclusion within the 1500 Index and/or (ii) with its principal listing on an US. national securities exchange

Stratified-Weight™ is the weighting methodology by which Syntax, LLC (“Syntax”) diversifies its indices by hierarchically grouping and distributing the weight of an index’s constituent companies that share “Related Business Risks.” Related Business Risk occurs when two or more companies provide similar products and/or services or share economic relationships such as having common suppliers, customers or competitors. The process of identifying, grouping, and diversifying holdings across Related Business Risk groups within an index is called stratification, and was designed to correct for business risk concentrations that regularly occur in capitalization-weighted indices and equal-weighted indices. Capitalization weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting is intended to permit an investor’s ownership to accumulate in the industries that have the most company representatives in the index. Instead of concentrating in the largest companies or the most represented industries, Syntax diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to all of the business opportunities of an index. The Related Business Risk groups are: Consumer Products & Services; Energy; Financials; Food; Industrials; Information; Information Tools; and Healthcare.

Under normal circumstances, the Adviser expects to allocate the assets of the Fund among the Syntax® Stratified LargeCap ETF (and/or the Syntax® Stratified LargeCap II ETF), the Syntax® Stratified MidCap ETF and the Syntax® Stratified SmallCap ETF in exposures approximate to their exposures in the Syntax Stratified U.S. Total Market Index. Based on historical averages the Adviser expects these exposures in the Fund’s portfolio to be between 70% and 96% to the Syntax® Stratified LargeCap ETF (and/or the Syntax® Stratified Large Cap II ETF) or constituents representing S&P 500

The Fund seeks to provide investment results that, before expenses, correspond generally to the total return performance of publicly traded equity securities of companies comprising the Index. Under normal market conditions, the Fund invests at least 80% of its total assets in the securities comprising the Index. The Index utilizes the same constituents as the S&P 500 Index, but weights them according to Syntax LLC’s (“Syntax” or the Index Provider”) proprietary Stratified WeightTM methodology. From time to time the Fund may invest in and hold securities that are not included in the Index when the Adviser believes such securities will help the Fund to achieve its investment objective.

Syntax’s Stratified-Weight™ is the weighting methodology by which Syntax diversifies the weight of an index’s constituent companies that share “Related Business Risks.” Related Business Risk occurs when two or more companies provide similar products and/or services or share economic relationships such as having common suppliers, customers or competitors. The process of identifying, grouping, and diversifying holdings across Related Business Risk groups within an index is called stratification, and was designed by Syntax to seek to correct for business risk concentrations that regularly occur in capitalization-weighted indices and equal-weighted indices. Capitalization weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting is intended to permit an investor’s ownership to accumulate in the industries that have the most company representatives in an index. Instead of concentrating investment exposure in the largest companies or the most represented industries, the Index diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to all of the business opportunities provided by the Index. The Related Business Risk groups are: Consumer Products & Services; Energy; Financials; Food; Industrials; Information; Information Tools; and Healthcare.

Exchange Traded Concepts, LLC (the “Adviser”) generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to their respective weightings in the Index. However, the Adviser may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. The Adviser expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may invest up to 20% of its assets in investments that are not included in the Index, but that the Adviser believes will help the Fund track the performance of the Index.

Syntax Stratified Total Market II ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

(large capitalization) universe exposure, between 3% and 20% to the Syntax® Stratified MidCap ETF or constituents representing S&P MidCap 400 (mid capitalization) universe exposure, and between 1% and 10% to the Syntax® Stratified SmallCap ETF or constituents that represent S&P SmallCap 600 (small capitalization) universe exposure. The Fund, at the Adviser’s discretion, may, from time to time, own these exposures in weights that are above or below these expected ranges if the Adviser deems it in the interest of the Fund. There is no guarantee that the weights of the Underlying Funds will be in the above ranges. The Fund is managed by Vantage Consulting Group (the “Sub-Adviser”).

General. The targeted Underlying Funds and/or the Securities for the Fund will comprise the Syntax® Stratified LargeCap ETF and/or Syntax® Stratified LargeCap II ETF, the Syntax® Stratified MidCap ETF, and the Syntax® Stratified SmallCap ETF, or portfolios of securities that hold comparable securities in comparable classes in a Stratified Weight methodology. The terms “LargeCap”, “MidCap”, and “SmallCap” refer to companies with relatively higher, more moderate, and lower market value, respectively.

The Syntax® Stratified LargeCap ETF (ticker: SSPY) reweights the constituents of the S&P 500® Index and seeks to provide investment results that, before expenses, correspond generally to the total return performance of the publicly traded equity securities of companies comprising the Syntax Stratified LargeCap Index. The goal for SSPY is to deliver a return that is representative of all the business opportunities in the Syntax Stratified LargeCap Index. The Syntax® Stratified LargeCap II ETF (ticker: SPYS) invests in U.S. LargeCap stocks and seeks to obtain capital growth that meets or exceeds the performance of the S&P 500® Index. SSPY and SPYS both utilize Syntax’s Stratified Weight™ methodology to spread exposure more evenly across the business risks in the S&P 500. By doing this, SSPY and SPYS each address the Related Business Risk concentrations that occur in capitalization-weighted indices. The market capitalization of companies in the S&P 500 Index as of December 31, 2023 was between $4.9 billion and $2.9 trillion.

The Syntax® Stratified MidCap ETF (ticker: SMDY) reweights the constituents of the S&P MidCap 400® Index and seeks to provide investment results that, before expenses, correspond generally to the total return performance of the publicly traded equity securities of companies comprising the Syntax Stratified MidCap Index. SMDY utilizes Syntax’s Stratified Weight™ methodology to spread exposure more evenly across the business risks in the S&P MidCap 400 Index. SMDY’s goal is to deliver a return that is representative of all the business opportunities in the Syntax Stratified MidCap Index. By doing this, SMDY addresses the Related Business Risk

Under normal market conditions, the Index rebalances quarterly. The Index is reconstituted at the time the S&P 500 Index does the same, which is conducted on an ongoing basis. The market capitalization of companies in the S&P 500 Index as of December 31, 2023 was between $4.9 billion and $2.9 trillion.

The Fund will be concentrated (i.e. hold 25% or more of its total assets) in an industry or a group of industries to the extent that the Index is so concentrated.

Syntax Stratified Total Market II ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

concentrations that occur in capitalization-weighted indices. The market capitalization of companies in the S&P MidCap 400 Index as of December 31, 2023 was between $1.6 billion and $17.9 billion.

The Syntax® Stratified SmallCap ETF (ticker: SSLY) reweights the constituents of the S&P SmallCap 600® Index and seeks to provide investment results that, before expenses, correspond generally to the total return performance of the publicly traded equity securities of companies comprising the Syntax Stratified SmallCap Index. SSLY utilizes Syntax’s Stratified Weight™ methodology to spread exposure more evenly across the business risks in the S&P SmallCap 600 Index. SSLY’s goal is to deliver a return that is representative of all the business opportunities in the Syntax Stratified SmallCap Index. By doing this, SSLY addresses the Related Business Risk concentrations that occur in capitalization-weighted indices. The market capitalization of companies in the S&P SmallCap 600 Index as of December 31, 2023 was between $235 million and $8.2 billion.

The Syntax Stratified U.S. Total Market Index is an index comprised of the constituents of the Syntax Stratified LargeCap Index, the Syntax Stratified MidCap Index and the Syntax Stratified SmallCap Index, and is reconstituted annually. Under normal market conditions, the referent indices for each of the Syntax Underlying Funds rebalance quarterly, on the third Friday of each quarter-ending month, and include components allocated across the above-described Related Business Risk groups. The Fund will allocate across the Syntax Underlying Funds through the methodology described above.

The Fund is actively managed, and the weighting of the Syntax Underlying Funds or the weighting of the Securities is expected to shift over time, based on the outlook of the Adviser and Sub-Adviser who is responsible for setting the periodic allocation of the Fund across its large, mid, and small cap exposure. With the exception of SPYS which is actively managed, the Syntax Underlying Funds use a “passive”, or indexing, approach to try to achieve the respective Syntax Underlying Fund’s investment objective.

The Adviser may, from time to time, allocate to other Syntax Stratified Weight ETFs that use active and/or passive strategies as applied to comparable U.S. equity investment universes.

Comparison of Principal Investment Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in each of the Acquired Fund and the Acquiring Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in a Fund, either directly or through its investments in an ETF, are set forth below in alphabetical order.

Syntax Stratified Total Market II ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

MARKET RISK: Overall securities market risks will affect the value of individual instruments in which the Fund invests and the market price of a security may fluctuate, sometimes rapidly and unpredictably. Markets may additionally be impacted by negative external and or direct and indirect economic factors such as global trade policies, economic growth and market conditions, interest rates, war, terrorism, natural and environmental disasters, public health emergencies and political events affect the markets in which the Fund invests. The adverse impact of any one or more of these events on the market value of the Fund’s investments could be significant and cause losses.

MARKET DISRUPTION RISK: Geopolitical and other events, including but not limited to war, terrorism, economic uncertainty, trade disputes and public health crises have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which in turn may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Market disruptions could cause the Fund to lose money and encounter operational difficulties. In particular, the global COVID-19 pandemic has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The ongoing effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. On February 24, 2022, Russia launched an invasion of Ukraine which has resulted in increased volatility in various financial markets and across various sectors. The U.S. and other countries, along with certain international organizations, have imposed economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to the invasion. The extent and duration of the military action, resulting sanctions, future market disruptions in the region and potential negative impact on other regional and global economic markets of the world are impossible to predict. Such major events have caused temporary market closures, supply chain disruptions, extreme volatility, severe losses, reduced liquidity and increased trading costs. Further, such events may have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund’s shares and the Fund’s net asset value) and possibly face delisting and the bid/ask spread (the difference between the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities

Syntax Stratified Total Market II ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

STRATEGY RISK OF UNDERLYING FUNDS: The performance of a Syntax stratified-weight version of a major benchmark index may vary significantly from its capitalization-weighted or equal-weighted counterpart due to their differing weighting methodologies. The Syntax indices diversify by adjusting stock weights every quarter to target sector weights grouped by Related Business Risks. Neither a capitalization-weighted benchmark index nor an equally weighted benchmark index with the same constituents has target sector weighting rules; individual security weights vary according to their weighted average market value or the total number of constituents, respectively. As a result, a benchmark index may, at any point in time, hold larger proportions of outperforming stocks and/or sectors. Conversely, a benchmark index may hold smaller proportions of underperforming stocks and/or sectors. Accordingly, a benchmark index may significantly outperform a stratified-weight version of the same index. There is no assurance that the performance of a fund tracking a Syntax stratified-weight benchmark index will be positive, avoid a loss of capital, or meet or exceed that of either a fund tracking a similarly constituted capitalization-weighted or equally weighted benchmark index over any period of time.

EQUITY SECURITIES RISK: The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.

ACTIVE MANAGEMENT RISK: The Fund, as well as certain Stratified Underlying Funds, are actively managed using proprietary investment strategies and processes. The Fund’s dependence on stratification and judgments about the attractiveness, value and potential appreciation of particular investments or ETFs in which the Fund invests may prove to be incorrect and may not produce the desired results. Due to the Fund’s anticipated investments primarily in shares of Stratified Underlying Funds it is also expected that the Fund’s portfolio will typically have Stratified Weights. However, as an active fund and pursuant to the Trust’s custom basket rules, it is possible for the Fund, at the Adviser’s discretion, may, from time to time, own positions in individual securities in weights that are not in their relative Stratified Weights as outlined in the Principal Strategy. During these periods, the performance of the Fund may deviate from what would be expected from the Stratified Weight exposures and may not produce the desired results. There can be no guarantee that the strategies and processes employed by the Fund, and/or the Underlying Funds, will be successful. The Fund may underperform the 1500 Index.

have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cybersecurity Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable,

Syntax Stratified Total Market II ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

PASSIVE STRATEGY/INDEX RISK OF CERTAIN UNDERLYING FUNDS: The Fund may invest in Underlying Funds or Securities that are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Because certain of the Underlying Funds are designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. As a result, passively-managed Underlying Funds may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a passively-managed Underlying Fund’s return to be lower than if an active strategy were employed. There is no guarantee that any passively-managed Underlying Fund’s investment results will have a high degree of correlation to those of their respective benchmark or that the Fund, through its investments in such Underlying Funds, will achieve its investment objective.

LARGE-CAPITALIZATION SECURITIES RISK: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. Under certain market conditions, the capitalization of a large-size company could decline to the extent that it exhibits the characteristics of a mid-capitalization company.

SMALL- AND MID-CAPITALIZATION SECURITIES RISK: Investing in securities of small and mid-sized companies may involve greater volatility than investing in larger and more established companies because small and mid-sized companies (i) can be subject to more abrupt or erratic share price changes than larger, are more established companies, (ii) are more vulnerable to adverse business and economic developments, and (iii) are more thinly traded and less liquid relative to those of larger companies.

ACTIVE MANAGEMENT RISK: The Fund, as well as certain Underlying Funds, are actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful and the Fund may underperform its benchmark index.

MARKET TRADING RISK: The Fund is a new fund and faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Index Concentration Risk. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. To the extent that the Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. There may be instances in which the Index, for a variety of reasons including changes in the prices of individual securities held by the Fund, has a larger exposure to a small number of stocks or a single stock relative to the rest of the stocks in the Index. Under such circumstances, the Fund will not deviate from the Index except in rare circumstances or in an immaterial way and therefore the Fund’s returns would be more greatly influenced by the returns of the stock(s) with the larger exposure.

Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Adviser’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Adviser relies upon the Index

Syntax Stratified Total Market II ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

process of the Fund. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. Such divergence is likely to be greater under stressed market conditions.

TRACKING ERROR RISK OF CERTAIN UNDERLYING FUNDS: Certain of the Underlying Funds comprising the Fund’s portfolio may be subject to tracking error, which is the divergence of a fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities and other instruments held in a fund’s portfolio and those included in its underlying index, pricing differences, transaction costs incurred by a fund, a fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the underlying index or the costs to a fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a fund incurs fees and expenses, while the underlying index does not.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Certain investments may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them; the Fund itself may also lack sufficient liquidity. There can be no guarantee that an investor will be able to enter or exit a desired position efficiently or promptly. While the Adviser has engaged with Authorized Participants (“APs”) to seek to make a liquid, efficient market in the Fund, investors in the fund may incur fees and losses, including, but not limited to, upon exiting a position, in the event that the Fund or its underlying constituents are not highly liquid. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to differences between the market prices of Shares and their underlying value.

NEW FUND RISK: The Fund is a new fund. As a new Fund, there can be no assurance that it will grow to or maintain an economically viable size, which may cause it to experience greater tracking error to the Index than it otherwise would at a higher asset level, nor can there be assurance regarding Fund performance; either factor may also cause the Fund to liquidate.

provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions or issuer-specific events may cause the Index Provider to postpone a scheduled rebalance, exclude or substitute a security in the Index or undertake other measures which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents.

Large Capitalization Companies Risk. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Syntax Stratified Total Market II ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

LIMITED AUTHORIZED PARTICIPANTS, MARKET MAKERS AND LIQUIDITY PROVIDERS RISK: Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during periods of market stress, shares of the Fund may trade at a material discount to their NAV per share and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

FUND OF FUNDS RISK. Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a fund that only invests directly in individual equity and fixed income securities. Because the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an Underlying Fund (to the extent such fees and expenses are not waived or absorbed by the Adviser) in which it invests, including advisory fees, an increase in fees and expenses of an Underlying Fund or a reallocation of the Fund’s investments to Underlying Funds with higher fees or expenses will increase the Fund’s total expenses. These expenses are in addition to other expenses that the Fund bears directly in connection with its own operations. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could cause the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. If Underlying Funds invest in the same or similar securities, the Fund may indirectly bear concentration risk with respect to those investments. If the Fund invests in an Underlying Fund that has recently commenced operations, there can be no assurance that such Underlying Fund will grow to or maintain an economically viable size, in which case the Underlying Fund’s board or adviser may determine to liquidate the Underlying Fund or the Fund may indirectly bear higher expenses.

Market Capitalization Deviation Risk. There can be no assurance that the securities held by the Fund will stay within the Fund’s intended market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.

Market Maker Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

Market Risk. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Syntax Stratified Total Market II ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index. Additionally, in order to comply with its investment strategies and policies, the Fund portfolio may deviate from the composition of the Index. Accordingly, the Fund’s return may underperform the return of the Index.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.

Premium/Discount Risk. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment adviser cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable

Syntax Stratified Total Market II ETF (Acquired Fund)	Stratified LargeCap Index ETF (Acquiring Fund)

discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment adviser believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.

Trading Issues Risk. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

6.      Syntax Stratified U.S. Total Market Hedged ETF (Acquired Fund) and the Stratified LargeCap Hedged ETF (Acquiring Fund)

Fees and Expenses

The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Acquired Fund. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the “Other Expenses” shown for the Acquiring Fund are estimated. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Acquired Fund	Acquiring Fund (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	0.95%
Distribution and Service (12b-1) Fees[1]	None	None
Acquired Fund Fees and Expenses	0.29%[3]	0.00%[2]
Other Expenses	0.00%	0.00%[2]
Total Annual Fund Operating Expenses	1.29%	0.95%
Fee Waiver and Expense Reimbursement	(0.64)%[4]	None
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement, if applicable	0.65%	0.95%

____________

(1)      The Fund currently pays no 12b-1 fees.

(2)      “Other Expenses” and “Acquired Fund Fees and Expenses” for the Acquiring Fund have been estimated for the current fiscal year. Actual expenses may differ from estimates.

(3)      The Acquired Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies, including ETFs. The impact of Acquired Fund Fees and Expenses are included in the total returns of the Fund unless they are waived.

(4)      Pursuant to an Expense Limitation and Reimbursement Agreement (“Expense Agreement”), Syntax Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and absorb expenses until at least May 1, 2025, thereafter subject to annual re-approval by the Fund’s Board of Trustees, to ensure that Total Annual Fund Operating Expenses (except any (i) interest expense, (ii) taxes, (iii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (iv) expenses associated with shareholder meetings, (v) compensation and expenses of the Independent Trustees, (vi) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), (viii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, and (ix) extraordinary expenses of the Fund) do not exceed 0.65% (the “Expense Cap”). The Expense Agreement further provides that the Adviser will reimburse a portion of its management fees for the Fund in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in other series of the Trust or in funds advised or sub-advised by Vantage Consulting Group, Inc., the equity sub-adviser, or Swan Global Investments, LLC, the options sub-adviser, as each is defined below, through at least May 1, 2025. The Expense Agreement may be terminated only upon written agreement of the Trust and Adviser. Subject to approval by the Fund’s Board of Trustees, any waiver and/or reimbursement under the Expense Agreement is subject to repayment by the Fund within 36 months following the month in which fees are waived or reimbursed, if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (i) the expense cap in place at the time such amounts were waived or reimbursed; or (ii) the Fund’s current Expense Cap.

Example

The following example is intended to help you compare the costs of investing in the shares of the Acquiring Fund on a pro forma basis following the Reorganization with the costs of investing in the Acquired Fund. An investor would pay the following expenses on a $10,000 investment that is held for the time periods provided in the table, assuming that all dividends and other distributions are reinvested and that operating expenses remain the same. The example also assumes a 5% annual return and that the Fund’s operating expenses remain the same. The example should not be considered a representation of future expenses or returns. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$66	$346	$646	$1,500
Acquiring Fund (pro forma)	$97	$303	$525	$1,166

Comparison of Investment Objectives

The Acquired Fund’s investment objective is fundamental and may only be changed with shareholder approval. The Acquiring Fund’s investment objective is non-fundamental and may be changed by the ELFT Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Syntax Stratified U.S. Total Market Hedged ETF (Acquired Fund)	Stratified LargeCap Hedged ETF (Acquiring Fund)

The Syntax Stratified U.S. Total Market Hedged ETF (the “Fund”) seeks to obtain capital growth that meets or exceeds the performance of the S&P Composite 1500® Index (the “1500 Index”) over a full market cycle by investing in exchange-traded funds (“ETFs”) or underlying securities that provide Stratified WeightTM U.S. total equity market exposure to companies in the 1500 Index while seeking risk-managed growth via a defined risk hedging process.

The Stratified LargeCap Hedged ETF (the “Fund”) seeks to obtain capital growth.

Comparison of Principal Investment Strategies

Syntax Stratified U.S. Total Market Hedged ETF (Acquired Fund)	Stratified LargeCap Hedged ETF (Acquiring Fund)

The Fund seeks Stratified WeightTM exposure to a broad range of stocks representative of approximately 90% of the total U.S. market capitalization, principally through the securities in the 1500 Index, through active investments in ETFs, or underlying securities. The Fund seeks to achieve its investment objective by investing in Syntax Stratified Weight ETFs (each a “Syntax Underlying Fund” and collectively, the “Syntax Underlying Funds” or “Underlying Funds”) or by investing in U.S. equity securities using the Stratified Weight methodology (“Securities”). The Fund will also invest in index options for risk management purposes and to seek to generate additional returns. The strategy used to select the Fund’s equity investments and its hedging strategy is called the “Stratified Defined Risk Strategy”. The equity assets in the Fund are managed by Vantage Consulting Group (the “Equity Sub-Adviser”) and the options investments in the Fund are managed by Swan Global Investments, LLC (the “Options Sub-Adviser”). In order to accomplish the Fund’s hedging strategy (“Defined Risk Strategy” or “DRS”), the Options Sub-Adviser utilizes a put options hedging strategy to hedge some of the Fund’s equity exposure. The put strategy is executed using mostly exchange-traded S&P 500 Index put options that have an inverse relationship to the S&P 500 Index. To seek to generate additional returns or hedge, the Options Sub-Adviser also buys and sells shorter-term (generally 1-3 month) put and call options on equity indices, and engages in various longer-term (12-24 month) spread option strategies.

Stratified Weight Methodology. Stratified-Weight™ is the weighting methodology by which Syntax, LLC (“Syntax”) diversifies its indices by hierarchically grouping and distributing the weight of an index’s constituent companies that share “Related Business Risks.” Related Business Risk occurs when two or more companies provide similar products and/or services or share economic relationships such as having common suppliers, customers or competitors. The process of identifying, grouping, and diversifying holdings across Related Business Risk groups within an index is called stratification, and was designed to correct for business risk concentrations that regularly occur in capitalization-weighted indices and equal-weighted indices. Capitalization weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting is intended to permit an investor’s ownership to accumulate in the industries that have the most company representatives in the index. Instead of concentrating in the largest companies or the most represented industries, Syntax diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to all of the business opportunities of an index. The Related Business Risk groups are: Consumer Products & Services; Energy; Financials; Food; Industrials; Information; Information Tools; and Healthcare.

The Fund is an actively managed exchange-traded fund (“ETF”) that invests in a portfolio of equity securities that follows a benchmark index (the “Syntax Stratified LargeCap Index (the “Index”)) while also employing risk management strategies to limit downside risk and generate additional returns The Index utilizes the same constituents as the S&P 500 Index, but weights them according to Syntax LLC’s (“Syntax” or the Index Provider”) proprietary Stratified WeightTM methodology. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of large capitalization companies. The Fund defines large capitalization companies as those that, at the time of investment, are constituents of the S&P 500 Index.

Syntax’s Stratified-WeightTM is the weighting methodology by which Syntax diversifies an index’s constituent companies that share “Related Business Risks.” Related Business Risk occurs when two or more companies provide similar products and/or services or share economic relationships such as having common suppliers, customers or competitors. The process of identifying, grouping, and diversifying holdings across Related Business Risk groups within an index is called stratification, and was designed by Syntax to seek to correct for business risk concentrations that regularly occur in capitalization-weighted indices and equal-weighted indices. Capitalization weighting can cause an investor’s ownership to accumulate in the largest, most momentum-driven companies and industries, while equal weighting is intended to permit an investor’s ownership to accumulate in the industries that have the most company representatives in the index. Instead of concentrating in the largest companies or the most represented industries, Syntax diversifies (or stratifies) index weight across a fixed number of business risk groups in a manner designed to provide a diversified exposure to all of the business opportunities provided by the Index. The Related Business Risk groups are: Consumer Products & Services; Energy; Financials; Food; Industrials; Information; Information Tools; and Healthcare.

Exchange Traded Concepts, LLC (the “Adviser”) generally will use a replication methodology, meaning it will invest the Fund’s equity portfolio in all of the securities comprising the Index in proportion to their respective weightings in the Index. However, the Adviser may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index and given the number of constituents of the Index.

In addition to its equity holdings, the Fund will also use option spread strategies in an effort to manage the risk of the Fund’s equity holdings to negative market movements

Syntax Stratified U.S. Total Market Hedged ETF (Acquired Fund)	Stratified LargeCap Hedged ETF (Acquiring Fund)

Under normal circumstances, the Adviser expects to allocate the equity assets of the Fund among the Syntax® Stratified LargeCap ETF (and/or Syntax® Stratified LargeCap II ETF), the Syntax® Stratified MidCap ETF, and the Syntax® Stratified SmallCap ETF in exposures approximating those found in the Syntax Stratified U.S. Total Market Index, which are derived from their relative capitalization weighted exposures in the S&P Composite 1500 Index. Based on historical averages, the Adviser expects these exposures in the equity portion of the Fund’s portfolio to be between 70% and 96% to the Syntax Underlying Funds or constituents representing S&P 500 (large capitalization) universe exposure, between 3% and 20% to the Syntax Underlying Funds or constituents representing S&P MidCap 400 (mid capitalization) universe exposure, and between 1% and 10% to the Syntax Underlying Funds or constituents representing S&P SmallCap 600 (small capitalization) universe exposure. The Syntax Stratified U.S. Total Market Index is reconstituted annually. The Fund, at the Adviser’s discretion, may, from time to time, own these exposures in weights that are not in their relative positions in the Syntax Stratified U.S. Total Market Index or S&P 1500 Index if the Adviser deems it in the interest of the Fund. The Fund has a policy that under normal circumstances, it will invest at least 80% of holdings in companies that represent U.S. total market exposure as per the investment objective. There is no guarantee that the weights of the individual ETFs will be in the above ranges.

The targeted Underlying Funds and/or the Securities for the Stratified Weight equity strategy will comprise the Syntax® Stratified LargeCap ETF (and/or Syntax® Stratified LargeCap II ETF), the Syntax® Stratified MidCap ETF, and the Syntax® Stratified SmallCap ETF, or portfolios of securities that hold comparable securities in comparable classes in order to achieve Stratified Weight exposure. The terms “LargeCap”, “MidCap”, and “SmallCap” refer to companies with relatively higher, more moderate, and lower market value, respectively.

The Syntax® Stratified LargeCap ETF (ticker: SSPY) and the Syntax® Stratified LargeCap II ETF (ticker: SPYS) each reweight the constituents of the S&P 500® Index and seek to provide investment results that, before expenses, correspond generally to the total return performance of the publicly traded equity securities of companies comprising the Syntax Stratified LargeCap Index. SSPY and SPYS both utilize Syntax’s Stratified Weight™ methodology to spread exposure more evenly across the business risks in the S&P 500. The goal for each of SSPY and SPYS is to deliver a return that is representative of all the business opportunities in the Syntax Stratified LargeCap Index. By doing this, SSPY and SPYS each address the Related Business Risk concentrations that occur in capitalization-weighted indices.

The Syntax® Stratified MidCap ETF (ticker: SMDY) reweights the constituents of the S&P MidCap 400® Index and seeks to track, before fees and expenses, the and to obtain option premiums to offset the cost of the options. The Fund may protect against large losses by hedging the Fund’s equity exposure through purchases of protective put option spreads on indices or funds. An option spread is a strategy where the Fund holds a long option and a short option, but with different prices or expirations. The Fund’s option spreads will include put and call option spreads on equity market indices, futures options on equity market indices, or funds. These strategies may be used to seek additional cash flow in the form of premiums from options sold by the Fund, contributing to the Fund’s total return, or when the Adviser believes there is the potential for higher risk of loss in equity markets. In exchange for this income, the Fund’s total return may be reduced relative to a portfolio consisting solely of equity securities in rising markets and may be enhanced relative to the same portfolio in flat or declining markets.. that give the Fund the right to sell a security or index at a set (strike) price or sell the long-term put option on an option exchange. The market value of the option strategy may be up to 20% of the Fund’s overall net asset value.

Syntax Stratified U.S. Total Market Hedged ETF (Acquired Fund)	Stratified LargeCap Hedged ETF (Acquiring Fund)

total return performance of the Syntax Stratified MidCap Index. SMDY utilizes Syntax’s Stratified Weight™ methodology to spread exposure more evenly across the business risks in the S&P MidCap 400 Index. SMDY’s goal is to deliver a return that is representative of all the business opportunities in the Syntax Stratified MidCap Index. By doing this, SMDY addresses the Related Business Risk concentrations that occur in capitalization-weighted indices.

The Syntax® Stratified SmallCap ETF (ticker: SSLY) reweights the constituents of the S&P SmallCap 600® Index and seeks to track, before fees and expenses, the total return performance of the Syntax Stratified SmallCap Index. SSLY utilizes Syntax’s Stratified Weight™ methodology to spread exposure more evenly across the business risks in the S&P SmallCap 600 Index. SSLY’s goal is to deliver a return that is representative of all the business opportunities in the Syntax Stratified SmallCap Index. By doing this, SSLY addresses the Related Business Risk concentrations that occur in capitalization-weighted indices.

Under normal market conditions, the referent indices for each of the Syntax Underlying Funds rebalance quarterly, on the third Friday of each quarter-ending month, and include components allocated across the above referenced Related Business Risk groups. The Fund will allocate across the Syntax Underlying Funds through the methodology described above.

The Fund is actively managed, and the weighting of the Syntax Underlying Funds or the weighting of the Securities is expected to shift over time, based on the outlook of the Adviser and Sub-Adviser who is responsible for setting the periodic allocation of the Fund across its large, mid, and small cap exposure. With the exception of the Syntax Stratified LargeCap II ETF which is actively managed, the Syntax Underlying Funds use a “passive”, or indexing, approach to try to achieve each Syntax Underlying Fund’s investment objective. The Adviser may, from time to time, allocate to other Syntax Stratified Weight ETFs that use active and/or passive strategies as applied to comparable U.S. equity investment universes.

Defined Risk Strategy. The application of the Defined Risk Strategy involves the purchase and sale of various “options”, which refer to exchange-traded contracts that give the purchaser of the option the right to buy an underlying reference instrument, such as a specified security or index, from the option seller (in the case of a call option), or to sell a specified reference instrument to the seller of the option (in the case of a put option) at a designated price during the term of the option. The DRS seeks to protect against large losses by hedging the Fund’s equity exposure through purchases of protective long-term S&P 500 Index put options that give the Fund the right to sell a security or index at a set (strike) price or sell the long-term put option on an option exchange. A put option contract entitles the purchaser to receive from the seller a

Syntax Stratified U.S. Total Market Hedged ETF (Acquired Fund)	Stratified LargeCap Hedged ETF (Acquiring Fund)

cash payment equal to the amount of any depreciation in the value of the reference index below a fixed price as of the valuation date of the option. Generally, S&P 500 Index put options have an inverse relationship to the S&P 500 Index and its sector-specific constituents.

In addition to its aim of protecting against large losses through the purchase of long-term S&P 500 Index put options, the application of the DRS also seeks to increase the Fund’s returns by actively buying and selling shorter-term (typically 1-3 month) put and call options on equity indices. Call options, which are the opposite of put options, are contracts that entitle the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price as of the valuation date of the option.

In applying the DRS, the Fund will employ various longer-term (typically 12-24 month) spread option strategies. A spread option refers to an option strategy created by the simultaneous purchase and sale of options of the same type, and on the same underlying security, but with different strike prices and/or expiration dates. Spread option strategies involve, for example, buying a twelve-month call option while simultaneously selling an “out-of-the-money” (referring to an option strike price greater than the current market price of the reference asset) twelve-month call option. In addition, the Fund will occasionally write short-term (typically 1-3 month) S&P 500 Index call options on a portion of the underlying equity in the Fund.

Comparison of Principal Investment Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in each of the Acquired Fund and the Acquiring Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in a Fund, either directly or through its investments in an ETF, are set forth below in alphabetical order.

Syntax Stratified U.S. Total Market Hedged ETF (Acquired Fund)	Stratified LargeCap Hedged ETF (Acquiring Fund)

LEVERAGING RISK: The use of leverage, such as that embedded in options, could magnify the Fund’s gains or losses.

MARKET RISK: Overall securities market risks will affect the value of individual instruments in which the Fund and the Underlying Funds invest and the market price of a security may fluctuate, sometimes rapidly and unpredictably. Markets may additionally be impacted by negative external and or direct and indirect economic factors such as global trade policies, economic growth and market conditions, interest rates, war, terrorism, natural and environmental disasters, public health emergencies and political events affect the markets in which the Fund and the Syntax Underlying Funds invest. The adverse impact of any one or more of these events on the market value of the Fund’s investments could be significant and cause losses.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund’s shares and the Fund’s net asset value) and possibly face delisting and the bid/ask spread (the difference between the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.

Syntax Stratified U.S. Total Market Hedged ETF (Acquired Fund)	Stratified LargeCap Hedged ETF (Acquiring Fund)

MARKET DISRUPTION RISK: Geopolitical and other events, including but not limited to war, terrorism, economic uncertainty, trade disputes and public health crises have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which in turn may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Market disruptions could cause the Fund to lose money and encounter operational difficulties. In particular, the global COVID-19 pandemic has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The ongoing effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. On February 24, 2022, Russia launched an invasion of Ukraine which has resulted in increased volatility in various financial markets and across various sectors. The U.S. and other countries, along with certain international organizations, have imposed economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to the invasion. The extent and duration of the military action, resulting sanctions, future market disruptions in the region and potential negative impact on other regional and global economic markets of the world are impossible to predict. Such major events have caused temporary market closures, supply chain disruptions, extreme volatility, severe losses, reduced liquidity and increased trading costs. Further, such events may have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV.

STRATEGY RISK OF UNDERLYING FUNDS: The performance of a Syntax stratified-weight version of a major benchmark index may vary significantly from its capitalization-weighted or equal-weighted counterpart due to their differing weighting methodologies. The Syntax indices diversify by adjusting stock weights every quarter to target sector weights grouped by Related Business Risks. Neither a capitalization-weighted benchmark index nor an equally weighted benchmark index with the same constituents has target sector weighting rules; individual security weights vary according to their weighted average market value or the total number of constituents, respectively. As a result, a benchmark index may, at any point in time, hold larger proportions of outperforming stocks and/or sectors. Conversely, a benchmark index may hold smaller proportions of

Call Options Risk. The writer (seller) of a call option forgoes any profit from increases in the market value of the underlying security or index referenced by the call option above the sum of the premium and the strike price of the call but retains the risk of loss if the underlying security or index declines in value. When writing a call option, the Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security or index. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security or index, price volatility, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund. When the Fund distributes the premium received from the sale of a call option, the distribution may reduce a shareholder’s tax basis in his or her shares of the Fund, causing a greater gain on a subsequent sale of such shares. However, if the sold call option is later exercised, the premium received by the Fund will be recognized as income for tax purposes. In such cases, if the premium has already been distributed to shareholders, the Fund may be required to sell other assets in order to fund the distribution.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry

Syntax Stratified U.S. Total Market Hedged ETF (Acquired Fund)	Stratified LargeCap Hedged ETF (Acquiring Fund)

underperforming stocks and/or sectors. Accordingly, a benchmark index may significantly outperform a stratified-weight version of the same index. There is no assurance that the performance of a fund tracking a Syntax stratified-weight benchmark index will be positive, avoid a loss of capital, or meet or exceed that of either a fund tracking a similarly constituted capitalization-weighted or equally weighted benchmark index over any period of time.

OPTIONS RISK: The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility (known as implied volatility), which in turn are affected by fiscal and monetary policies and by national and international political and economic events. Accordingly, prior to the exercise or expiration of an option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors. Increases in implied volatility of options may affect the value of an option, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s share price. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s strategy may not perform as anticipated. Purchased put options may expire worthless and may have imperfect correlation to the value of the Fund’s sector- based investments. Written call and put options may limit the Fund’s participation in equity market gains and may amplify losses in market declines. The Fund’s losses are potentially large in a written put or call transaction. If unhedged, written calls expose the Fund to potentially unlimited losses.

BASIS RISK: In the context of using options in a portfolio, basis risk refers to the lack of expected correlation between a hedging instrument or strategy and the underlying assets being hedged. Such a lack of correlation may result in reduced effectiveness of the hedging instrument or strategy, which in turn may adversely affect the Fund in terms of increased hedging costs or reduced risk mitigation. Specifically, the Fund’s purchase of exchange-traded put options based upon the S&P 500 Index to hedge against downward movements in the Underlying Funds or Securities creates the risk that the hedge may not be effective because the Underlying Funds or Securities contain more constituents and at different weightings than the S&P 500 Index. At times, the performance of the Underling Funds or Securities can and will differ from the S&P 500 Index upon which the or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Syntax Stratified U.S. Total Market Hedged ETF (Acquired Fund)	Stratified LargeCap Hedged ETF (Acquiring Fund)

options are based. The implementation of the Defined Risk Strategy also will involve additional purchases and sales of options based on indices other than the S&P 500, which also could create basis risk.

DERIVATIVES RISK: The Fund invests in various exchange-traded call and put options, which are types of derivatives. Generally, derivatives are financial instruments that derive their performance from an underlying reference asset, such as an index. Derivatives, such as options, involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments such as stocks. These instruments can be highly volatile, less liquid than other securities and may perform in unanticipated ways. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to implement the Defined Risk Strategy. New regulation of derivatives may make them costlier, may limit their availability, or may otherwise adversely affect their value or performance. There is no assurance that the Fund’s use of derivatives will be successful in serving as a hedging mechanism or generating additional return, or that the Fund will not lose money.

EQUITY SECURITIES RISK: The value of equity securities may increase or decrease as a result of market fluctuations, changes in interest rates and perceived trends in stock prices.

MANAGEMENT RISK: The Fund’s dependence on stratification and judgments about the attractiveness, value and potential appreciation of particular investments or ETFs in which the Fund invests may prove to be incorrect and may not produce the desired results. As an active fund and pursuant to the trust’s custom basket rules, the Fund, at the Adviser’s discretion, may, from time to time, own its securities in exposures and weights that are not in their relative Stratified Weight exposures outlined in the Principal Strategy if the Adviser deems it in the interest of the Fund. During these periods, the performance of the Fund may deviate from what would be expected from the Stratified Weight exposures and may not produce the desired results. The Options Sub-Adviser’s dependence on its Defined Risk Strategy (“DRS”) process and judgments about the attractiveness, value and potential appreciation of particular investments or ETFs and options in which the Fund invests or writes may prove to be incorrect and may not produce the desired results.

Cybersecurity Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.

Syntax Stratified U.S. Total Market Hedged ETF (Acquired Fund)	Stratified LargeCap Hedged ETF (Acquiring Fund)

ACTIVE MANAGEMENT RISK: The Fund, as well as certain Stratified Underlying Funds, are actively managed using proprietary investment strategies and processes. The Fund’s dependence on stratification and judgments about the attractiveness, value and potential appreciation of particular investments or ETFs in which the Fund invests may prove to be incorrect and may not produce the desired results. Due to the Fund’s anticipated investments primarily in shares of Stratified Underlying Funds it is also expected that the Fund’s portfolio will typically have Stratified Weights. However, as an active fund and pursuant to the Trust’s custom basket rules, it is possible for the Fund, at the Adviser’s discretion, may, from time to time, own positions in individual securities in exposures and weights that are not in their relative Stratified Weight Weights as outlined in the Principal Strategy if the Adviser deems it in the interest of the Fund. During these periods, the performance of the Fund may deviate from what would be expected from the Stratified Weight exposures and may not produce the desired results. The application of the Defined Risk Strategy and judgments about the attractiveness, value and potential appreciation of particular options in which the Fund invests or writes may prove to be incorrect and may not produce the desired results. There can be no guarantee that the strategies and processes employed by the Fund, and/or the Underlying Funds, will be successful. The Fund may underperform the S&P 500 Index.

PASSIVE STRATEGY/INDEX RISK OF CERTAIN UNDERLYING FUNDS: The Fund may invest in Underlying Funds or Securities that are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Because each Underlying Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy. There is no guarantee that each Underlying Fund’s investment results will have a high degree of correlation to those of their respective benchmark or that the Fund will achieve its investment objective.

Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Hedging Risk. If the Fund seeks to hedge at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments.

Large Capitalization Companies Risk. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objectives.

Market Capitalization Deviation Risk. There can be no assurance that the securities held by the Fund will stay within the Fund’s intended market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.

Syntax Stratified U.S. Total Market Hedged ETF (Acquired Fund)	Stratified LargeCap Hedged ETF (Acquiring Fund)

LARGE-CAPITALIZATION SECURITIES RISK: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies. Under certain market conditions, the capitalization of a large-size company could decline to the extent that it exhibits the characteristics of a mid-capitalization company.

SMALL- AND MID-CAPITALIZATION SECURITIES RISK: Investing in securities of small and mid-sized companies may involve greater volatility than investing in larger and more established companies because small and mid-sized companies (i) can be subject to more abrupt or erratic share price changes than larger, are more established companies, (ii) are more vulnerable to adverse business and economic developments, and (iii) are more thinly traded and less liquid relative to those of larger companies.

MARKET TRADING RISK: The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to Fund Shares trading at a premium or discount to net asset value (“NAV”). Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. Such divergence is likely to be greater under stressed market conditions.

TRACKING ERROR RISK OF CERTAIN UNDERLYING FUNDS: Certain of the Syntax Underlying Funds comprising the Fund’s portfolio may be subject to tracking error, which is the divergence of a fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities and other instruments held in a fund’s portfolio and those included in its underlying index, pricing differences, transaction costs incurred by a fund, a fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the underlying index or the costs to a fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because a fund incurs fees and expenses, while the underlying index does not.

Market Maker Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

Market Risk. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Syntax Stratified U.S. Total Market Hedged ETF (Acquired Fund)	Stratified LargeCap Hedged ETF (Acquiring Fund)

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell. Certain investments may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them; the Fund itself may also lack sufficient liquidity. There can be no guarantee that an investor will be able to enter or exit a desired position efficiently or promptly. While the Adviser has engaged with Authorized Participants (“APs”) to seek to make a liquid, efficient market in the Fund, investors in the fund may incur fees and losses, including, but not limited to, upon exiting a position, in the event that the Fund or its underlying constituents are not highly liquid. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to differences between the market prices of Shares and their underlying value.

LIMITED AUTHORIZED PARTICIPANTS, MARKET MAKERS AND LIQUIDITY PROVIDERS RISK: Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during periods of market stress, shares of the Fund may trade at a material discount to their NAV per share and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

FUND OF FUNDS RISK. Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a fund that only invests directly in individual equity and fixed income securities. Because the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an Underlying Fund (to the extent such fees and expenses are not waived or absorbed by the Adviser) in which it invests, including advisory fees, an increase in fees and expenses of an Underlying Fund or a reallocation of the Fund’s investments to Underlying Funds with higher fees or expenses will increase the Fund’s total expenses. These expenses are in addition to other expenses that the Fund bears directly in connection with its own operations. An Underlying Fund may change its investment objective

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund’s portfolio managers to forecast market movements correctly. The prices of options are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As a seller (writer) of a put option, the Fund will lose money if the value of the reference index or security falls below the strike price and the buyer exercises the option; however, such loss will be partially offset by any premium received from the sale of the option. As the seller (writer) of a call option, the Fund will lose money if the value of the reference index or security rises above the strike price and the buyer exercises the option; however, such loss will be partially offset by any premium received from the sale of the option. As the buyer of a put or call option, the buyer risks losing the entire premium invested in the option if the buyer does not exercise the option. The effective use of options also depends on the Fund’s ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. Options may also involve the use of leverage, which could result in greater price volatility than other securities.

Premium/Discount Risk. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment adviser cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment adviser believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the

Syntax Stratified U.S. Total Market Hedged ETF (Acquired Fund)	Stratified LargeCap Hedged ETF (Acquiring Fund)

or policies without the Fund’s approval, which could cause the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. If Underlying Funds invest in the same or similar securities, the Fund may indirectly bear concentration risk with respect to those investments. If the Fund invests in an Underlying Fund that has recently commenced operations, there can be no assurance that such Underlying Fund will grow to or maintain an economically viable size, in which case the Underlying Fund’s board or adviser may determine to liquidate the Underlying Fund or the Fund may indirectly bear higher expenses.

market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.

Put Options Risk. Purchasing and writing put options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. The risk associated with selling a put option is that the market value of the underlying security could decrease and the option could be exercised, obligating the seller of the put option to settle the transaction at an exercise price that is higher than the prevailing market price. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk. A long put option gives the purchaser of the option the right to sell a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. Purchased put options may expire worthless and the Fund would lose the premium it paid for the option.

Tax Risks Associated with Investment in Options on Indexes. The Fund intends to invest a portion of its assets in options on indexes. The treatment of such derivatives may, in part, be based upon informal guidance issued by the Internal Revenue Service a number of years ago. Although the Fund believes that the Fund is treating such derivatives consistently with current tax law, if the Internal Revenue Service were to disagree, the Fund could lose its status as a RIC. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the Shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify Shareholders of the implications of that failure.

Syntax Stratified U.S. Total Market Hedged ETF (Acquired Fund)	Stratified LargeCap Hedged ETF (Acquiring Fund)

Trading Issues Risk. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Valuation Risk. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

C.     Portfolio Turnover

Each Acquired Fund and Acquiring Fund pays transaction costs, such as commissions, when buying and selling securities or derivatives instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds’ performance. The table below reflects each Acquired Fund’s portfolio turnover rate as a percentage of the average value of its portfolio for the year ended December 31, 2023.

Acquired Fund	Portfolio Turnover Rate
Syntax Stratified LargeCap ETF	23%
Syntax Stratified MidCap ETF	44%
Syntax Stratified SmallCap ETF	47%
Syntax Stratified U.S. Total Market ETF	1%
Syntax Stratified U.S. Total Market Hedged ETF	12%
Syntax Stratified Total Market II ETF	1%

D.     Comparison of Investment Restrictions

The fundamental and non-fundamental investment limitations and restrictions, of the Acquired Funds and the Acquiring Fund are set forth in the table below. As shown below, the fundamental investment restrictions of the Acquired Funds differ from those of the Acquiring Funds. There are only two Acquiring Funds, the Stratified LargeCap Index ETF and Stratified LargeCap Hedged ETF, and so certain of the fundamental or non-fundamental limitations will not apply to the corresponding Acquiring Fund. The fundamental limitations may only be amended with shareholder approval.

Acquired Fund Fundamental Investment Restrictions	Acquiring Fund Fundamental Investment Restrictions
Except with the approval of a majority of the outstanding voting securities, each Acquired Fund may not change its investment objective.	No comparable investment restriction

Except with the approval of a majority of the outstanding voting securities, each Acquired Fund may not issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund’s total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund’s total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the relevant Index for creation (of Creation Units).

Except with the approval of a majority of the outstanding voting securities, each Acquiring Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Except with the approval of a majority of the outstanding voting securities, each Acquired Fund may not lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

Except with the approval of a majority of the outstanding voting securities, each Acquiring Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Acquired Fund Fundamental Investment Restrictions	Acquiring Fund Fundamental Investment Restrictions

4. Except with the approval of a majority of the outstanding voting securities, each Acquired Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund’s assets);

No comparable investment restriction

Except with the approval of a majority of the outstanding voting securities, each Acquired Fund may not purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but the Fund may purchase and sell securities that are issued by companies that invest or deal in such assets.

Except with the approval of a majority of the outstanding voting securities, each Acquiring Fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Except with the approval of a majority of the outstanding voting securities, each Acquired Fund, except Syntax Stratified U.S. Total Market Hedged ETF, may not invest in commodities or commodity contracts, except that each Fund may transact in exchange traded futures contracts on securities, stock indices and options on such futures contracts and make margin deposits in connection with such contracts.

Except with the approval of a majority of the outstanding voting securities, Syntax Stratified U.S. Total Market Hedged ETF may not invest directly in commodities or commodity contracts except that the Fund may transact in exchange traded futures contracts on securities, stock indices and options on such futures contracts and make margin deposits in connection with such contracts.

Except with the approval of a majority of the outstanding voting securities, each Acquired Fund, except Syntax Stratified U.S. Total Market Hedged ETF, may not sell securities short.	No comparable investment restriction

Except with the approval of a majority of the outstanding voting securities, Syntax Stratified U.S. Total Market Hedged ETF may not sell securities short within its equities strategy, although the Fund may sell options short.

No comparable investment restriction

Except with the approval of a majority of the outstanding voting securities, each Acquired Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio.

Except with the approval of a majority of the outstanding voting securities, each Acquiring Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Acquired Fund Fundamental Investment Restrictions	Acquiring Fund Fundamental Investment Restrictions

Except with the approval of a majority of the outstanding voting securities, Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF may not concentrate its investments in securities of issuers in the same industry, except each Fund will concentrate, as necessary to approximate the composition of the Fund’s underlying Index (the SEC Staff considers concentration to involve more than 25 percent of the Fund’s assets to be invested in an industry or group of industries).

Except with the approval of a majority of the outstanding voting securities, Syntax Stratified U.S. Total Market ETF may not concentrate its investments in securities of issuers in the same industry, except the Fund will concentrate as necessary in the period between seeding and the first reweighting, and/or to approximate the composition of the Fund’s referent indices for the Underlying Funds in aggregate — the Syntax Stratified LargeCap, Syntax Stratified MidCap ETF, and the Syntax Stratified SmallCap ETF (the SEC Staff considers concentration to involve more than 25 percent of the Fund’s assets to be invested in an industry or group of industries).

Except with the approval of a majority of the outstanding voting securities, Syntax Stratified U.S. Total Market II ETF may not concentrate its investments in securities of issuers in the same industry (the SEC Staff considers concentration to involve more than 25 percent of the Fund’s assets to be invested in an industry or group of industries). The Fund will consider the Underlying Funds’ holdings for purposes of determining compliance with this concentration policy.

Except with the approval of a majority of the outstanding voting securities, Stratified LargeCap Index ETF may not concentrate its investments in an industry or group of industries (i.e., invest more than 25% of its total assets in the securities of companies in a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that the Syntax Stratified LargeCap Index concentrates in the securities of companies in such particular industry or group of industries.. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Except with the approval of a majority of the outstanding voting securities, Syntax Stratified U.S. Total Market Hedged ETF may not concentrate its investments in securities of issuers in the same industry (the SEC Staff considers concentration to involve more than 25 percent of the Fund’s assets to be invested in an industry or group of industries).

Except with the approval of a majority of the outstanding voting securities, Stratified LargeCap Hedged ETF may not concentrate its investments in an industry or group of industries (i.e., invest more than 25% of its total assets in the securities of companies in a particular industry or group of industries). For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Except with the approval of a majority of the outstanding voting securities, each Acquired Fund may not purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

No comparable investment restriction

Acquired Fund Non-Fundamental Investment Restrictions	Acquiring Fund Non-Fundamental Investment Restrictions

A Fund will not invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views.

No comparable non-fundamental investment limitation

A Fund will not hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

No comparable non-fundamental investment limitation; however, this limitation is now imposed by the 1940 Act and the rules thereunder.
No comparable non-fundamental investment limitation	The Stratified LargeCap Index ETF’s investment objective is non-fundamental and may be changed without shareholder approval.
No comparable non-fundamental investment limitation	The Stratified LargeCap Hedged ETF’s investment objective is a non-fundamental investment policy and may be changed without shareholder approval.

The Syntax Stratified LargeCap ETF and Syntax Stratified MidCap ETF will each, under normal circumstances, invest at least 95% of its total assets in common stocks that compose its relevant Index. Prior to any change in the Fund’s 95% investment policy, the Fund will provide shareholders with 60 days’ written notice.

Under normal market conditions, Stratified LargeCap Index ETF invests at least 80% of its total assets in the securities comprising the Syntax Stratified LargeCap Index. The Fund’s 80% investment policy is also a non-fundamental policy and may be changed without shareholder approval upon 60 days’ notice to shareholders.

The Syntax Stratified SmallCap ETF will, under normal circumstances, invest at least 80% of total assets in common stocks that compose its relevant Index. Prior to any change in its 80% investment policy, the Fund will provide shareholders with 60 days’ written notice.

Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF will not invest in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

No comparable non-fundamental investment limitation; however, this limitation is imposed by the 1940 Act and the rules thereunder.

Syntax Stratified U.S. Total Market ETF, Syntax Stratified Total Market II ETF and Syntax Stratified Total Market Hedged ETF will, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives (in the case of Syntax Stratified Total Market Hedged ETF) that have similar economic characteristics to such securities. Prior to any change in any Fund’s respective 80% investment policy, the Fund will provide shareholders with 60 days’ written notice.

Under normal circumstances, Stratified LargeCap Hedged ETF invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of large capitalization companies. The Fund’s 80% investment policy is also a non-fundamental policy and may be changed without shareholder approval upon 60 days’ notice to shareholders.

Acquired Fund Non-Fundamental Investment Restrictions	Acquiring Fund Non-Fundamental Investment Restrictions

Syntax Stratified U.S. Total Market ETF, Syntax Stratified Total Market II ETF and Syntax Stratified Total Market Hedged ETF will not invest in securities issued by other investment companies that are not affiliated ETFs so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Syntax Stratified U.S. Total Market ETF, Syntax Stratified Total Market II ETF and Syntax Stratified Total Market Hedged ETF have the ability to exceed these percentages with respect to investments in affiliated ETFs.

No comparable non-fundamental investment limitation

E.     Comparison of Investment Advisory Agreements

Investment Advisory Agreements

Syntax Advisors, LLC (the “Adviser”) serves as the investment adviser to the Acquired Funds pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) with the Trust. The Investment Advisory Agreement between the Trust and the Adviser describes the services the Adviser provides to the Acquired Funds, which generally include reviewing, supervising, and administering the investment program of the Acquired Funds. In addition, as the Acquired Funds’ investment advisor, the Adviser has the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisors, and in that connection is responsible for making recommendations to the Board with respect to hiring, termination and replacement of any sub-adviser of an Acquired Fund.

Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Acquired Funds, the Adviser currently receives an annual unitary management fee for each Fund as shown in the table below. The Adviser agrees to pay all expenses of the Trust, except for: (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, (x) extraordinary expenses of the Fund and (xi) fees payable to the Advisor.

The Investment Advisory Agreement may be terminated by (a) the Trust, at any time and without the payment of any penalty, upon sixty (60) days written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Acquired Funds; (b) immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the rules promulgated thereunder); and (c) by the Adviser, at any time and without the payment of any penalty, upon sixty (60) days’ written notice to the Trust and the Acquired Funds.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or a Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Advisory Agreement. It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (“1933 Act”), except for information supplied by the Advisor for inclusion therein. The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust’s Declaration of Trust.

The Adviser has also contractually agreed to pay, waive or absorb the ordinary operating expenses of the Funds (except any (i) interest expense, (ii) taxes, (iii) acquired fund fees and expenses, (iv) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions, (v) expenses associated with shareholder meetings, (vi) compensation and expenses of the Independent Trustees, (vii) compensation and expenses of the Trust’s chief compliance officer and his or her staff, (viii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, (ix) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith, (x) extraordinary expenses of the Fund (collectively, “Excluded Expenses”)) which exceed the aggregate per annum rate listed on Schedule A of the Expense Limitation and Reimbursement Agreement of the Fund’s average daily net assets (“Expense Cap”). Fee waivers and expense reimbursements are subject to possible recoupment from the Acquired Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits or the expense limits in place at the time of recoupment. The following are the unitary management fee rates under the Advisory Agreement and current Expense Caps pursuant to the Expense Limitation and Reimbursement Agreement:

Acquired Fund	Acquired Fund Unitary Management Fee	Expense Cap
Syntax Stratified LargeCap ETF	0.45%	0.30%
Syntax Stratified MidCap ETF	0.45%	0.35%
Syntax Stratified SmallCap ETF	0.45%	0.40%
Syntax Stratified U.S. Total Market ETF	0.75%	0.35%
Syntax Stratified U.S. Total Market Hedged ETF	1.00%	0.65%
Syntax Stratified Total Market II ETF	0.75%	0.35%

Similar to the current Investment Advisory Agreement between the Trust and the Adviser, the new investment advisory agreement between ELFT and ETC (the “ETC Advisory Agreement”) describes the services ETC will provide to the Acquiring Funds, which are similar to the services currently provided by the Adviser to the Acquired Funds. In addition, as the Acquiring Funds’ investment advisor, ETC has the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisers, and in that connection will be responsible for making recommendations to the Board of Trustees of ELFT (the “ELFT Board”) with respect to hiring, termination and replacement of any sub-advisor of the Acquiring Funds.

Under the terms of the ETC Advisory Agreement, ETC will indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of ETC’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement. The ETC Advisory Agreement may be terminated (x) by the ELFT Trust by the vote of (i) the ELFT Trust’s Board or (ii) a majority of the outstanding voting securities of the Acquiring Fund, or (y) by ETC on not more than 60 days’ nor less than 30 days’ written notice. In addition, the ETC Advisory Agreement will terminate automatically in the event of its assignment. Pursuant to the terms of the ETC Advisory Agreement, ETC receives a unitary management fee from the Acquiring Fund at an annual rate equal to the Acquiring Fund’s average annual daily net assets as described below. In addition, pursuant to the terms of the ETC Advisory Agreement, ETC pays all expenses incurred by an Acquiring Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Acquiring Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Pursuant to the ETC Advisory Agreement, ETC will receive an annual unitary management fee set forth in the table below. Each Acquired Fund, except for the Syntax Stratified U.S. Total Market Hedged ETF, will be reorganized into the Stratified LargeCap Index ETF. The Syntax Stratified U.S. Total Market Hedged ETF will be reorganized into the Stratified LargeCap Hedged ETF.

Acquiring Fund	Acquiring Fund Unitary Management Fee
Stratified LargeCap Index ETF	0.45%
Stratified LargeCap Hedged ETF	0.95%

ETC is not proposing to subject the Acquiring Funds to an additional Expense Limitation Agreement following the Reorganizations.

If the Reorganizations are approved by the shareholders of the Acquired Fund(s), the ETC Investment Advisory Agreement would continue in force with respect to the Acquiring Fund for a period of two years after the effective date of the ETC Investment Advisory Agreement, unless sooner terminated as provided in the ETC Investment Advisory Agreement. The ETC Investment Advisory Agreement would continue in force from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

A discussion summarizing the basis of the ELFT Board’s approval of the ETC Advisory Agreement will be included in each Acquiring Fund’s annual report for the period ended December 31, 2024.

Currently, Vantage Consulting Group Inc. (“Vantage”) serves as the investment sub-adviser to each Acquired Fund and Swan Global Investments, LLC (“Swan”) serves as the options sub-adviser to the Syntax Stratified U.S. Total Market Hedged ETF, pursuant to investment sub-advisory agreements with the Adviser. ETC is not proposing to engage an investment sub-adviser to manage any assets of the Acquiring Funds upon the close of the Reorganizations.

F.      Comparison of Distribution, Purchase and Redemption Procedures, and Distribution Plan

Distributions and Dividend Reinvestment Plan

The Funds distribute their net investment income annually and their net realized capital gains at least annually, if any. The Funds have not established dividend reinvestment plans, but dividends may be reinvested automatically in additional shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

Purchase and Redemption Procedures

Each of the Acquired Funds and the Acquiring Funds issue and redeem shares on a continuous basis, at net asset value, only in large, specified blocks of Shares (each, a “Creation Unit”). The shares of the Acquired Funds and the Acquiring Funds are generally not individually redeemable securities, except when aggregated as Creation Units. Shares of the Acquired Funds are listed and traded on the NYSE Arca, Inc. and shares of the Acquiring Funds will also be listed and traded on the NYSE Arca, Inc. Individual shares of the Acquired Funds and the Acquiring Funds may only be purchased and sold on the secondary market through a broker-dealer. Since shares of each Acquired Fund and Acquiring Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, a Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of an Acquired Fund or Acquiring Fund (bid) and the lowest price a seller is willing to accept for shares of an Acquired Fund or Acquiring Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

With respect to the Acquired Funds, recent information, including each Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.syntaxadvisors.com. Following the Reorganization, this information with respect to the Acquiring Funds will be available at www.stratifiedfunds.com.

Distribution Plans

The Board of the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Distribution and Service Plan, the Acquired Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No Rule 12b-1 fees are currently paid by the Acquired Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Acquired Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Board of ELFT has also adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Acquiring Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The distributor may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. The Acquiring Funds have no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of an Acquiring Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

G.     Key Information about the Reorganizations

1.      Agreement and Plan of Reorganization (the “Plan”)

The Plan sets forth the terms by which an Acquired Fund will be reorganized into its corresponding Acquiring Fund. A form of the Plan is attached as Appendix A and the description of the Plan contained herein is qualified in its entirety by the attached Plan. The following sections summarize the material terms of the Plan and the federal income tax treatment of the Reorganization.

The Plan provides that upon the transfer of all of the assets and liabilities of an Acquired Fund to the corresponding Acquiring Fund, the Acquiring Fund will issue to the Acquired Fund that number of Acquiring Fund shares (and cash in lieu of fractional shares, if any) having an aggregate net asset value equal in value to the aggregate net asset value of the Acquired Fund, calculated as of the closing date of the Reorganization (the “Closing Date”). An Acquired Fund will redeem its shares in exchange for the corresponding Acquiring Fund shares received by it and will distribute such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Acquired Fund shareholders will receive the Acquiring Fund shares (and cash in lieu of fractional shares, if any) based on their holdings in the Acquired Fund as of the last business day preceding the Closing Date (the “Valuation Time”).

Upon completion of a Reorganization, each shareholder of an Acquired Fund will own that number of shares of the corresponding Acquiring Fund (plus cash received in lieu of any fractional shares) equal in value to the aggregate net asset value of such shareholder’s shares held in the Acquired Fund as of the Valuation Time. However, as an ETF, the market price of Acquiring Fund shares may be greater or less than its net asset value per share. After the Reorganization, all of the issued and outstanding shares of an Acquired Fund will be canceled and the transfer agent’s books of the Acquired Fund will be permanently closed.

Shares of each Acquired Fund are listed for trading on NYSE Arca, Inc. In preparation for the closing of each Reorganization, trading in shares of each Acquired Fund is expected to be suspended as of the close of business on September 6, 2024.

Assuming the performance in all material respects of the terms under the Plan, the Closing Date of the Reorganizations will be immediately after the close of business on or about September 6, 2024, or such other date as is agreed to by the parties.

The Plan may be amended by the Board; provided, however, that after notification to the shareholders of an Acquired Fund, no amendment may be made with respect to the Plan that in the opinion of the Board materially adversely affects the interests of the shareholders of the Acquired Fund.

2.      Portfolio Repositioning

Each Acquired Fund, except for the Syntax Stratified LargeCap ETF, is expected to engage in portfolio repositioning before the closing of its Reorganization, if the Acquired Fund’s shareholders approve the Plan. The Reorganization of each of the Syntax Stratified MidCap ETF and Syntax Stratified SmallCap will be taxable transactions, and the Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF are expected to recognize gain or loss, if any, in connection with the transfer of its assets to the Acquiring Fund, which may require the Acquired Fund to make taxable distributions to its shareholders. Each of these Acquired Funds also has no portfolio overlap with the Acquiring Fund. Consequently, each of the Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF will convert its existing holdings to cash in advance of the Reorganization, and the Acquiring Funds will reinvest that cash following the Reorganization in accordance with the strategy of the Acquiring Fund.

Each other Acquired Fund, except the Syntax Stratified LargeCap ETF (the Syntax Stratified U.S. Total Market ETF, Syntax Stratified Total Market II ETF, and Syntax Stratified U.S. Total Market Hedged ETF), expects to convert its holdings to securities aligned with its corresponding Acquiring Fund by utilizing cash creation orders and then investing that cash in securities comprising the Acquired Fund’s portfolio in advance of the Reorganization. These transfers are not expected to result in significant transaction costs. To the extent that further alignment to the strategy of the Acquiring Funds is necessary, following each Reorganization, an Acquiring Fund will purchase securities that make up its corresponding index, consistent with the Acquiring Fund’s principal investment strategies, and the Stratified LargeCap Hedged ETF will employ its own hedging overlay strategy instead of a third-party sub-adviser’s. No net capital gains are expected to be realized in connection with the repositioning of each Acquired Fund’s current portfolio.

Acquired Fund (Ticker Symbol)	Expected Portfolio Change
Syntax Stratified LargeCap ETF (SSPY)	No change is expected.
Syntax Stratified MidCap ETF (SMDY)

Prior to the Reorganization, the Fund is expected to reposition from an underlying portfolio of the Syntax Stratified MidCap ETF to cash for tax purposes. Following the Reorganization, the Acquiring Fund will invest in the components of the Stratified LargeCap Index, which is comprised of the components of the S&P 500 Index and weighted pursuant to the Stratified WeightTM methodology.

Acquired Fund (Ticker Symbol)	Expected Portfolio Change
Syntax Stratified SmallCap ETF (SSLY)

Prior to the Reorganization, the Fund is expected to reposition from an underlying portfolio of the Syntax Stratified SmallCap ETF to cash for tax purposes. Following the Reorganization, the Acquiring Fund will invest in the components of the Stratified LargeCap Index, which is comprised of the components of the S&P 500 Index and weighted pursuant to the Stratified WeightTM methodology.

Syntax Stratified U.S. Total Market ETF (SYUS)

Prior to the Reorganization, the Fund is expected to reposition from an underlying portfolio of the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, and Syntax Stratified SmallCap ETF to the components of the Stratified LargeCap Index, which is comprised of the components of the S&P 500 Index and weighted pursuant to the Stratified WeightTM methodology.

Syntax Stratified Total Market II ETF (SYII)

Prior to the Reorganization, the Fund is expected to reposition from an underlying portfolio of the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, and Syntax Stratified SmallCap ETF to the components of the Stratified LargeCap Index, which is comprised of the components of the S&P 500 Index and weighted pursuant to the Stratified WeightTM methodology.

Syntax Stratified U.S. Total Market Hedged ETF (SHUS)

Prior to the Reorganization, the Fund is expected to reposition from an underlying portfolio of the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, and Syntax Stratified SmallCap ETF to the components of the Syntax Stratified LargeCap Index only. The derivatives held as part of the Fund’s hedging strategy will be closed and new derivative positions will be opened after the Reorganization.

3.      Federal Income Tax Consequences

Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganizations to shareholders of the Acquired Funds who hold their shares as capital assets. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary. This discussion of material U.S. federal income tax consequences of a Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of an Acquired Fund’s shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules. The description of the tax consequences set forth herein will neither bind the Internal Revenue Service (“IRS”), nor preclude the IRS or the courts from adopting a contrary position. In addition, this discussion does not address any other state, local, or foreign income tax or non-income tax consequences of a Reorganization or of any transactions other than the Reorganization. Shareholders are urged to consult their own tax advisers to determine the particular U.S. federal income tax or other tax consequences to them of a Reorganization and the other transactions contemplated herein.

Taxable Reorganizations

The Reorganization of each of the Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF into the Stratified LargeCap Index ETF are not expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Accordingly, it is anticipated that each of these Reorganizations should be a taxable transaction, and that the applicable Acquired Fund should recognize gain or loss, if any, in connection with the transfer of its assets to the Acquiring Fund, which may require the Acquired Fund to make taxable distributions to its shareholders. If, as expected, such Reorganization does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, then:

i.       The Acquired Fund should recognize gain or loss upon the transfer by the Acquired Fund of all of its assets to Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of Acquired Fund’s liabilities pursuant to the Agreement in an amount equal to the difference between (x) Acquired Fund’s amount realized (i.e., the fair market value of the Acquiring Fund shares received and the amount of the Acquired Fund’s liabilities assumed in the Reorganization) and (y) Acquired Fund’s adjusted tax basis for U.S. federal income tax purposes in the assets immediately prior to the Reorganization.

ii.      Each Acquired Fund shareholder should recognize gain or loss on such shareholder’s receipt of Acquiring Fund shares in exchange for the shareholder’s Acquired Fund shares in connection with the Reorganization in an amount equal to the difference between (x) the shareholder’s amount realized (i.e., the fair market value of the Acquiring Fund shares received by the shareholder in the Reorganization) and (y) the shareholder’s adjusted tax basis for U.S. federal income tax purposes in his or her Acquired Fund shares immediately prior to the Reorganization. Long-term capital gains are subject to preferential tax rates in the hands of non-corporate U.S. shareholders. The use of capital losses is subject to significant limitations.

iii.     The holding period of the assets acquired by the Acquiring Fund should begin on the day after the Closing Date. The Acquiring Fund’s tax basis in the assets should be equal to the sum of (i) the fair market value of the Acquiring Fund shares transferred to Acquired Fund in exchange for such Assets and (ii) the amount of the Acquired Fund’s liabilities assumed by the Acquiring Fund in the Reorganization.

iv.      The aggregate tax basis of the Acquiring Fund shares received in connection with the Reorganization by each Acquired Fund shareholder should be equal to the aggregate fair market value of the Acquiring Fund shares received on the Closing Date.

v.       The holding period of the Acquiring Fund shares received in connection with the Reorganization by each of the Acquired Fund shareholders should begin on the day after the Closing Date.

Immediately prior to the Closing Date, the Acquired Fund will declare and pay a dividend to its shareholders that, together with all previous dividends for the taxable year, is intended to have the effect of distributing to Acquired Fund shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net capital gain (taking into account available capital loss carryforwards), if any, and net tax-exempt income, if any, for the taxable year ending on the Closing Date.

Because the Reorganization is not expected to qualify as a tax-free reorganization, the Acquired Fund’s capital loss carry forwards, if any, as of the Closing Date will not be available to the Acquiring Fund to offset its capital gains.

Nontaxable Reorganizations

Each other Acquired Fund (Syntax Stratified LargeCap ETF, Syntax Stratified U.S. Total Market ETF, Syntax Stratified U.S. Total Market Hedged ETF, and Syntax Stratified Total Market II ETF) and the Acquiring Funds will receive an opinion from the law firm of Chapman and Cutler LLP (“Chapman”) substantially to the effect that, with respect to the Funds and each Reorganization, for federal income tax purposes:

i.       The acquisition by an Acquiring Fund of all of the assets of the Acquired Funds, as provided for in the Plan, in exchange for Acquiring Fund shares (and cash in lieu of fractional shares, if any) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Funds, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares (and cash in lieu of fractional shares, if any) in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii.      No gain or loss will be recognized by an Acquired Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the applicable Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing of the Acquired Fund’s taxable year or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

iii.     No gain or loss will be recognized by an Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for the assumption of the liabilities of the Acquired Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

iv.      No gain or loss will be recognized by an Acquired Fund upon the distribution of Acquiring Fund shares by the Acquired Fund to shareholders of the Acquired Fund in complete liquidation (in pursuance of the Plan) of the Acquired Fund pursuant to Section 361(c)(1) of the Code.

v.       The tax basis of the assets of an Acquired Fund received by the applicable Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer pursuant to Section 362(b) of the Code.

vi.     The holding periods of the assets of an Acquired Fund in the hands of the applicable Acquiring Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset.

vii.    No gain or loss will be recognized by the shareholders of an Acquired Fund upon the exchange of all of their Acquired Fund shares solely for Acquiring Fund shares (except with respect to cash, if any, received in lieu of fractional shares) pursuant to Section 354(a) of the Code.

viii.   The aggregate tax basis of the Acquiring Fund shares received by a shareholder of an Acquired Fund (including fractional shares to which the shareholder would be entitled but for the distribution of cash in lieu of fractional shares) will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

ix.     The holding period of the Acquiring Fund shares received by a shareholder of an Acquired Fund will include the holding period of the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

Such opinion shall be based on customary assumptions and limitations and shall be conditioned on (1) such representations as Chapman, counsel providing the opinion, may reasonably request (and the Funds will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with the Plan (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments thereof that Chapman has not approved). The foregoing opinion may state that no opinion is expressed as to any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion described above with respect to Syntax Stratified U.S. Total Market ETF, Syntax Stratified U.S. Total Market Hedged ETF, and Syntax Stratified Total Market II ETF is based on the conclusion that each of these reorganizations will satisfy the continuity of business enterprise requirement of the Code and the Treasury regulations thereunder by virtue of continuing the historic business of each Acquired Fund. Under the continuing of business enterprise requirement, an acquiring fund must either continue the acquiring fund’s historic business or use a significant portion of the acquired fund’s historic business assets in a business. Immediately prior to the Reorganizations, Syntax Stratified U.S. Total Market ETF, Syntax Stratified U.S. Total Market Hedged ETF, and Syntax Stratified Total Market II ETF each will convert their holdings to cash and/or to the same underlying securities of the Syntax Stratified LargeCap ETF. Although there is no clear guidance in the context of RICs that modify their holdings prior to engaging in a reorganization to match the holdings of the Acquiring Fund, Chapman is of the opinion that such a conversion and the continuing use of those assets in the Acquiring Fund’s business will satisfy the continuity of business enterprise requirement because the Acquiring Fund intends to continue each Acquired Fund’s historic line of business. However, the IRS or a court may not agree such that these Reorganizations could be taxable transactions. In addition, there is lack of clear guidance as the tax consequences when multiple RICs simultaneously contribute assets to a newly created corporation and whether any of the transferring corporations are considered to survive for federal income tax purposes. Chapman is of the opinion that none of the transferring corporations will survive for federal income tax purposes. There are no assurances that the IRS or a court will agree with this position which could negatively affect Acquiring Fund and Shareholders. Shareholders in these Acquired Funds are urged to consult their tax advisors.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganizations are consummated but the IRS or the courts determine that the Reorganizations do not qualify as a tax-free reorganization under the Code, and thus are taxable, the Acquired Funds would recognize gain or loss on the transfer of its assets to the Acquiring Funds and each shareholder of the Acquired Funds would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Immediately prior to the Closing Date, each Acquired Fund will declare and pay a dividend to its shareholders that, together with all previous dividends for the taxable year, is intended to have the effect of distributing to Acquired Fund shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net capital gain (taking into account available capital loss carryforwards), if any, and net tax-exempt income, if any, for the taxable year ending on the Closing Date. The amount of such distribution to the shareholders of the Acquired Fund is estimated as of July 31, 2024, to be as set forth in the table below. Any amount actually distributed to the Acquired Fund’s shareholders immediately prior to the Reorganization may be higher or lower than the estimated amount set forth in the table below. Any such distribution generally will be taxable to Acquired Fund shareholders.

Acquired Fund	Distribution Amount
Syntax Stratified LargeCap ETF	$854,413
Syntax Stratified MidCap ETF	$59,765
Syntax Stratified SmallCap ETF	$121,511
Syntax Stratified U.S. Total Market ETF	$187
Syntax Stratified U.S. Total Market Hedged ETF	$27
Syntax Stratified Total Market II ETF	$1,017

As of the tax year ended December 31, 2023, each Fund has non-expiring accumulated capital loss carryforwards as follows:

Fund	Short-Term	Long-Term	Total Amount
Syntax Stratified LargeCap ETF	$538,824	$4,461,489	$5,000,313
Syntax Stratified MidCap ETF*	$140,136	$447,655	$587,791
Syntax Stratified SmallCap ETF*	$1,401,501	$724,601	$2,126,102
Syntax Stratified U.S. Total Market ETF	$1,832	$16,092	$17,924
Syntax Stratified U.S. Total Market Hedged ETF	$1,839,770	$597,141	$2,436,911
Syntax Stratified Total Market II ETF	—	—	—

____________

*        Unavailable to offset capital gains in a taxable Reorganization.

Certain tax attributes, including capital loss carryovers, of the Acquired Funds will move to the Acquiring Funds in the Reorganizations, subject to any applicable use limitations under the Code. Utilization of capital loss carryforwards of an Acquired Fund will be subject to limitations if such Acquired Fund is treated as undergoing an ownership change within the meaning of the Code. Because of these limitations, the capital losses of an Acquired Fund may expire without being utilized.

Significant holders of shares of an Acquired Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of the Acquired Fund or that own Acquired Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation 1.368-3(b).

If you acquired different blocks of shares of an Acquired Fund at different times or for different prices, you should consult your tax advisor concerning the treatment of the basis and holding period for the different blocks of shares in the Reorganization. You should also consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain federal income tax consequences.

4.      Capitalization.

The following tables set forth the capitalization of the Acquired Funds and the Acquiring Funds as of June 26, 2024, and on a pro forma basis after giving effect to the Reorganization. Pursuant to their investment strategies, certain Acquired Funds, Syntax Stratified U.S. Total Market ETF, Syntax Stratified Total Market II ETF and Syntax Stratified U.S. Total Market Hedged ETF, hold shares of other Acquired Funds, Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF. However, as each of Syntax Stratified U.S. Total Market ETF, Syntax Stratified Total Market II ETF and Syntax Stratified U.S. Total Market Hedged ETF undergoes the portfolio repositioning described above, it will redeem all the shares owned of each of Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF. Therefore, when giving effect to the Reorganization, the net assets and shares outstanding of Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF will be less than they were on June 26, 2024 (and thus as they are presented in the capitalization tables below) because such shares will have been fully redeemed by Syntax Stratified U.S. Total Market ETF, Syntax Stratified Total Market II ETF and Syntax Stratified U.S. Total Market Hedged ETF pursuant to each’s portfolio repositioning. The number of shares of Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF held by each of Syntax Stratified U.S. Total Market ETF, Syntax Stratified Total Market II ETF and Syntax Stratified U.S. Total Market Hedged ETF as of June 26, 2024 that will be redeemed are set forth below.

Redeeming Fund	Shares to Be Redeemed of Syntax Stratified LargeCap ETF	Shares to Be Redeemed of Syntax Stratified MidCap ETF	Shares to Be Redeemed of Syntax Stratified SmallCap ETF
Syntax Stratified U.S. Total Market ETF (SYUS)	240,210	50,491	24,743
Syntax Stratified Total Market II ETF (SYII)	91,508	19,235	9,427
Syntax Stratified U.S. Total Market Hedged ETF (SHUS)	354,231	74,452	36,487
Total	685,949	144,178	70,657

The rows entitled “Adjustments to Reflect Anticipated Redemptions” in the capitalization tables below further reflect the decrease in net assets and shares outstanding for each of Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF that can be anticipated when their shares are redeemed by Syntax Stratified U.S. Total Market ETF, Syntax Stratified Total Market II ETF and Syntax Stratified U.S. Total Market Hedged ETF. The capitalization table for the Stratified LargeCap Index ETF Reorganization is presented first, followed by the table for the Stratified LargeCap Hedged ETF Reorganization.

Stratified LargeCap Index ETF Reorganization Fund Capitalization as of June 26, 2024	Net Assets ($)		Shares Outstanding	Net Asset Value Per Share(1)
Syntax Stratified LargeCap ETF	$94,080,671		1,250,000	$75.26
Adjustments to Reflect Anticipated Redemptions	$(51,627,634	)(2)	(685,949)
Syntax Stratified MidCap ETF	$11,580,105		275,000	$42.11
Adjustments to Reflect Anticipated Redemptions	$(6,071,260	)(3)	(144,178)
Syntax Stratified SmallCap ETF	$17,069,230		400,000	$42.67
Adjustments to Reflect Anticipated Redemptions	$(3,015,151	)(4)	(70,657)
Syntax Stratified U.S. Total Market ETF	$21,273,537		450,000	$47.27
Adjustments	$(4,760	)(5)
Syntax Stratified Total Market II ETF	$8,104,298		175,000	$46.31
Adjustments	$(4,116	)(6)
Stratified LargeCap Index ETF (pro forma)	$91,385,348	(7)	1,214,189	$75.26

____________

(1)      Net Asset Value (NAV) Per Share amounts are rounded to two decimals for presentation purposes. Calculation of Net Asset and Adjustment values use unrounded amounts and may cause the sum of pro forma net assets of the Acquiring Fund not to reconcile to the two decimal NAV presented.

(2)      Reflects the decrease in net assets that would be experienced had the redemption occurred on June 26, 2024, based upon a full redemption of all the shares held by the Redeeming Fund at the Syntax Stratified LargeCap ETF’s NAV Per Share on June 26, 2024. The actual decrease in the Fund’s net assets will depend upon the NAV Per Share of the Fund when such redemptions occur, which could be greater or lesser than $75.26 (rounded).

(3)      Reflects the decrease in net assets that would be experienced had the redemption occurred on June 26, 2024, based upon a full redemption of all the shares held by the Redeeming Fund at the Syntax Stratified MidCap ETF’s NAV Per Share on June 26, 2024. The actual decrease in the Fund’s net assets will depend upon the NAV Per Share of the Fund when such redemptions occur, which could be greater or lesser than $42.11(rounded).

(4)      Reflects the decrease in net assets that would be experienced had the redemption occurred on June 26, 2024, based upon a full redemption of all the shares held by the Redeeming Fund at the Syntax Stratified SmallCap ETF’s NAV Per Share on June 26, 2024. The actual decrease in the Fund’s net assets will depend upon the NAV Per Share of the Fund when such redemptions occur, which could be greater or lesser than $42.67 (rounded).

(5)      Estimated transaction costs of repositioning.

(6)      Estimated transaction costs of repositioning.

(7)      Includes post-Reorganization estimated transaction costs of repositioning of $3,687.

Stratified LargeCap Hedged ETF Reorganization Fund Capitalization as of June 26, 2024	Net Assets ($)	Shares Outstanding	Net Asset Value Per Share
Syntax Stratified U.S. Total Market Hedged ETF	$32,396,079	800,000	$40.50
Stratified LargeCap Hedged ETF (pro forma)	$32,396,079	800,000	$40.50

5.      Description of the Acquiring Funds’ Shares

The Acquiring Funds’ Shares issued to the shareholders of the Acquired Funds pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Individual shares of each Acquiring Fund may only be bought and sold in the secondary market through a broker-dealer at market price.

6.      Trustees’ Considerations Relating to the Proposed Reorganizations

At a meeting held on February 7, 2024, the Board considered the proposed Plan and Reorganizations and requested and received from ETC written materials containing relevant information about ETC, each of the Acquiring Funds, and the proposed Reorganizations, including, among other information:

•        the investment objectives, strategies, policies and restrictions of the Acquiring Funds;

•        the Acquiring Funds’ prospects for growth and achieving economies of scale subsequent to the Reorganizations;

•        fee and expense information on an actual and pro forma estimated basis;

•        the investment experience, expertise and financial resources of, and the nature and quality of the services of ETC;

•        the terms and conditions of the Reorganizations and whether the Reorganizations will result in dilution of shareholder interests;

•        the direct and indirect costs to be incurred by each Acquired Fund as a result of its Reorganization;

•        the tax consequences of each Acquired Fund’s Reorganization into and with its corresponding Acquiring Fund to both the Acquired Fund and its shareholders; and

•        possible alternatives to the Reorganizations, including the liquidation of the Acquired Funds.

After reviewing and evaluating this information, including the factors summarized below and other information in this Proxy Statement, the Board, including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Acquired Funds (the “Independent Trustees”), unanimously approved the Plan.

In approving the Plan, the Board considered all factors it deemed pertinent in its business judgment, including, but not limited to, the following: (1) the Adviser’s expressed intention to focus on other business ventures and to exit the ETF advisory business; (2) the terms of the Plan with respect to each Reorganization; (3) that the Acquiring Funds will continue to employ Syntax’s Stratified-WeightTM weighting methodology thereby providing investment methodology continuity for Acquired Fund shareholders who’s primary interest in the Syntax Funds is their unique weighting methodology; (4) that the Acquired Funds, aside from the continued exposure to the Stratified-WeightTM weighting methodology except for the Syntax Stratified LargeCap Index ETF, have different investment objectives, principal investment strategies, and principal risks than their corresponding Acquiring Fund; (5) the investment management experience of ETC and the Acquiring Funds’ portfolio management team; (6) the potential benefits to be gained from access to ETC’s operating and distribution platforms, in terms of economies of scale and improved growth prospects; (7) the tax consequences of each Reorganization; (8) that, in the absence of fee and expense waivers comparable to those applied to the Acquired Funds, each Acquiring Fund will have higher total annual operating expenses than those of the Acquired Funds; (9) that Syntax LLC will provide its proprietary indexes for use by the Acquiring Funds and that ETC will incur a licensing fee in connection with such use that the Acquired Funds do not currently bear; (10) that the Acquiring Funds operate under a unitary fee structure, under which ETC has agreed to pay all but customary expenses incurred by the Acquiring Funds similar to the unitary fee structure of the Acquired Funds; (11) that Syntax, and not the Acquired Funds, will bear all direct costs of the Reorganizations; (12) that the Reorganizations will be submitted to the shareholders of the Acquired Funds for their consideration and approval; (13) that shareholders of the Acquired Funds who do not wish to become shareholders of the Acquiring Funds may redeem their Acquired Fund shares prior to the consummation of their Acquired Fund’s Reorganization; and (14) that liquidation of the Acquired Funds (except for the Syntax Stratified SmallCap Index ETF and Syntax Stratified MidCap Index ETF) generally would result in a taxable events for shareholders, whereas participating in the proposed Reorganizations may enable those shareholders who wish to redeem their interests flexibility to plan the timing of such redemptions and thus, timing of any resulting tax event.

The Board did not identify any particular piece of information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After consideration of these and other factors it deemed appropriate, the Board determined that the approval of the Plan and the Reorganization of each Acquired Fund is in the best interests of the Acquired Fund and its shareholders. It further determined that the proposed Reorganizations would not dilute the interests of an Acquired Fund’s shareholders. The Board, including Independent Trustees, unanimously approved the Plan with respect to each Acquired Fund, subject to approval by its shareholders. The Board noted that if shareholders of the Acquired Funds do not approve the Plan, the Acquired Funds would not be reorganized into the Acquiring Funds and the Board would have to consider what additional steps to take, including merging with another fund complex, the possible liquidation of the Acquired Funds, or the possible continuation of the Acquired Funds.

The Board, including the Independent Trustees, unanimously recommends that Shareholders of each Acquired Fund approve the PROPOSAL.

7.      Comparison of Forms of Organization and Shareholder Rights

Form of Organization

The Trust is a Delaware statutory trust governed by its Declaration of Trust (the “Trust Declaration of Trust”), By-Laws and a Board of Trustees. Similarly, ELFT is a Delaware statutory trust governed by its Amended and Restated Agreement and Declaration of Trust (the “ELFT Declaration of Trust”), By-Laws and a Board of Trustees. The operations of the Trust and ELFT are also governed by applicable state and federal law.

Shares

The Trust and ELFT are authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.

Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent

Pursuant to the Trust Declaration of Trust, shareholders shall have the right to vote only for (a) the election or removal of Trustees as provided in Section 5.4 and Section 5.7; (b) with respect to a contract with a third party provider of services as to which Shareholder approval is required by the 1940 Act; (c) with respect to a termination or reorganization of the Trust to the extent and as provided in Section 9.1 and Section 9.2; (d) with respect to an amendment to the Declaration of Trust to the extent and as may be provided by this Declaration of Trust or applicable law; and (e) with respect to any court action, proceeding or claim brought or maintained derivatively or as a class action on behalf of the

Trust, any Series or Class thereof or the Shareholders of the Trust; provided, however, that a shareholder of a particular Series or Class shall not be entitled to vote upon a derivative or class action on behalf of any other Series or Class or shareholder of any other Series/Class.

Each shareholder shall be entitled to one vote for each dollar of net asset value for each Share standing in such Shareholder’s name on the books of each Series or Class in which such Shareholder owns Shares which are entitled to vote on the matter. There shall be no cumulative voting. Votes may be cast in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving the invalidity of a proxy shall rest on the challenger.

Except as otherwise required by the 1940 Act or other applicable law, this Declaration of Trust, or the Bylaws, one-tenth (1/10) of the Shares entitled to vote in person or by proxy shall constitute a quorum as to any particular matter; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at any meeting called in accordance with Section 7.5. Any matter upon which the Shareholders vote shall be approved by a majority of the votes cast on such matter at a meeting of the Shareholders at which a quorum is present, except that Trustees shall be elected by a plurality of the votes cast at such a meeting. Except as otherwise required by the 1940 Act or other applicable law, this Declaration of Trust, or the Bylaws, any action taken by Shareholders may be taken without a meeting if Shareholders entitled to cast at least a majority of all of the votes entitled to be cast on the matter (or such larger proportion thereof as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the Bylaws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Pursuant to the ELFT Amended and Restated Declaration of Trust, shareholders shall have the right to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1, and (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof, and (iii) on such other matters as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote as to any matter on which it is entitled to vote. There shall be no cumulative voting in the election of Trustees. Votes may be made in person (or via a virtual meeting, if applicable) or by proxy. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

Except as otherwise provided by the 1940 Act or the Trust Declaration of Trust, one-third of the outstanding Shares of each Series or class, or one-third of the outstanding Shares of the Trust, entitled to vote in person (or via a virtual meeting, if applicable) or by proxy shall constitute a quorum for the transaction of any business at a meeting with respect to such Series or class, or with respect to the entire Trust, respectively. When a quorum is present at any meeting, a majority of the Shares voted in person (or via a virtual meeting, if applicable) or by proxy shall decide any questions, except only a plurality vote shall be necessary to elect trustees. Any action taken by Shareholders may be taken without a meeting if all of the holders of Shares entitled to cast at least a majority of all of the votes on the matter (or such larger proportion thereof as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the Bylaws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Shareholder Meetings

The Trust and ELFT are not required to, and do not, have annual meetings. Nonetheless, the Board and the ELFT Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust’s Declaration of Trust and By-Laws and the ETC Declaration of Trust and By-Laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Shareholder Liability

The Trust Declaration of Trust provides that the Shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, and that no personal liability for any debt or obligation of the Trust shall attach to any

Shareholder or former Shareholder of the Trust, and neither the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of being or having been a Shareholder and not because of such Shareholder’s acts or omissions or for some other reason, the Shareholder or former Shareholder (or, in the case of a natural person, his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder’s ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust shall, upon request by the Shareholder or former Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

The ELFT Declaration of Trust disclaims shareholder liability for the debts, liabilities and obligations of any Series or the Trust.

Trustee Liability

Both the Trust and ELFT indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and ELFT do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

Amendments to Declaration of Trust

The Trust’s Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the Trustees then holding office. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval, subject to satisfaction of any additional requirements provided for in this Declaration of Trust and by the 1940 Act. The ELFT Agreement and Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the Trustees then holding office. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval, subject to satisfaction of any additional requirements provided for in the Declaration of Trust and by the 1940 Act.

The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing the Trust and ELFT. It is qualified in its entirety by reference to the respective trust instruments and by-laws.

8.      Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment advisor or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such advisor which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company).

Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.

However, the Reorganizations, and the transactions contemplated pursuant thereto, do not involve the assignment of an advisory agreement. Accordingly, the safe harbor provided by Section 15(f) of the 1940 Act is not available.

H.     Additional Information About the Funds

1.      Past Performance of Acquired Funds

If the Reorganizations are approved and consummated, the Acquiring Funds will assume the performance history of the Syntax Stratified LargeCap ETF and the Syntax Stratified U.S. Total Market Hedged ETF, respectively. There are some key differences between each Acquired Fund and the Acquiring Funds. The bar charts and tables below provide some indication of the risks of investing in the Syntax Stratified LargeCap ETF and the Syntax Stratified U.S. Total Market Hedged ETF by showing you how Fund performance has varied from year to year. The Acquired Funds’ past performance may not be indicative of, and does not ensure, how the Acquiring Funds will perform in the future.

Syntax Stratified LargeCap ETF

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how its average annual returns for certain time periods compare with the average annual returns of a broad measure of market performance. The 500 Series of the Syntax Index Series LP (“500 Series”), a privately offered fund managed by the Adviser was reorganized into the Fund as of January 2, 2019, upon commencement of the Fund’s operations. The Fund’s performance information, from January 1, 2015 to the Fund’s commencement of operations, is that of the 500 Series, which was the predecessor of the Fund.

The returns were calculated using the methodology the SEC requires of registered funds. However, since the 500 Series did not calculate its returns on a per share basis, its returns have been calculated on its total net asset value. Neither the 500 Series nor the Fund’s past performance (before and after taxes) is necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling (866) 972-4492 or visiting our website at www.SyntaxAdvisors.com.

The 500 Series had investment objectives, policies and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund, which means that it also complied with the investment guidelines and restrictions of the Index. The investment adviser for the Fund was the investment adviser for the 500 Series for the entire period from January 1, 2015, until the Fund’s commencement of operations for which performance information is shown below. The 500 Series was reorganized into the Fund as of the date of the Fund’s commencement of operations as a tax-deferred conversion.

As a registered investment company, the Fund is subject to certain restrictions under the 1940 Act and the Code, which did not apply to the 500 Series. If the 500 Series had been subject to the provisions of the 1940 Act and the Code, its performance could have been adversely affected. However, these restrictions are not expected to have a material effect on the Fund’s investment performance.

The performance information of the 500 Series is net of all fees and expenses. The Fund may be subject to higher fees and expenses, which would negatively impact performance.

Consistent with the rules of the Index, the 500 Series held, and the Fund holds, underlying securities that coincide with the securities chosen by the Index in appropriate pre-set weights. Trading in securities undertaken for the 500 Series by the Fund’s portfolio manager during the prior privately offered investment period, was the addition or deletion of portfolio securities made in order to track the constituent securities under the same criteria as those of the Index during the quarterly constituent selection process. Rebalancing and tracking, quarterly, of the underlying securities into the pre-set weights during the privately offered period were also executed as determined by the Fund’s Index as contemplated by both the Fund’s investment strategies and the Index that the Fund is designed to track.

____________

*        Performance from January 1, 2015, to the Fund’s commencement of operations on January 2, 2019, is that of the 500 Series.

Highest Quarterly Return	Second Quarter 2020	20.47%
Lowest Quarterly Return	First Quarter 2020	-25.31%

Average Annual Total Returns (for periods ending 12/31/23)*

	One Year	Five Years	Since Inception (1/1/2015)
Return Before Taxes	13.67%	14.01%	10.33%
Return After Taxes on Distributions**	13.19%	—	—
Return After Taxes on Distributions and Sale of Fund Shares**	8.42%	—	—
S&P 500 Index (Index returns reflect no deduction for fees, expenses or taxes)	26.29%	15.69%	11.85%

(Index returns reflect no deduction for fees, expenses or taxes)

____________

*        Performance from January 1, 2015, to the Fund’s commencement of operations on January 2, 2019, is that of the 500 Series.

**      The 500 Series was an unregistered limited partnership that did not qualify as a registered investment company for federal income tax purposes and did not pay dividends or distributions. Due to this different tax treatment, the Five Years and Since Inception after-tax performance information has not been provided.

Syntax Stratified U.S. Total Market Hedged ETF

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for the applicable periods compare with those of a broad measure of market performance. The returns were calculated using the methodology the SEC requires of registered funds. The Fund’s past performance (before and after taxes) is necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling (866) 972-4492 or visiting our website at www.SyntaxAdvisors.com.

Highest Quarterly Return	Fourth Quarter 2023	7.97%
Lowest Quarterly Return	Second Quarter 2022	-5.88%

Average Annual Total Returns (for periods ending 12/31/23)

	One Year	Since Inception (6/15/21)
Return Before Taxes	6.14%	2.32%
Return After Taxes on Distributions	5.85%	1.66%
Return After Taxes on Distributions and Sale of Fund Shares	3.85%	1.62%
S&P 1500 Composite Index (Index returns reflect no deduction for fees, expenses or taxes)	25.47%	5.93%

The after-tax returns presented in the table above are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares.

2.      Investment Advisers, Sub-Advisers and Portfolio Managers

Investment Advisers

Syntax Advisors, LLC serves as the investment adviser to the Acquired Funds and, subject to the supervision of the Board, is responsible for the investment management of the Funds, executed through the selection of the sub-advisers for portfolio management and other agreed upon activities. In addition, the Adviser continuously reviews, supervises and administers each Fund’s investment program. The Adviser has been a registered investment adviser since April 21, 2017, is an affiliate of Syntax LLC and is controlled by Rory Riggs. As the Funds’ investment adviser, the Adviser provides an investment management program for the Funds and oversees the investment sub-advisers that manage the Acquired Funds on a day-to-day basis, as described below. The Adviser’s principal business address is One Liberty Plaza, 46th Floor, New York, NY 10006.

The Acquiring Funds’ investment adviser is ETC, an Oklahoma limited liability company. ETC is located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, its primary place of business, and 295 Madison Avenue, New York, New York 10017. ETC was formed in 2009, is a registered investment adviser with the SEC and provides investment advisory services to other exchange-traded funds. ETC is responsible for, among other things, oversight of the sub-advisers, including daily monitoring of the purchase and sale of portfolio securities by the sub-advisers and regular review of the sub-advisers’ performance, subject to the supervision of the Board. ETC also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Acquired Fund to operate. ETC administers the Acquiring Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust. As of May 31, 2024, ETC had over $5.6 billion in assets under management. ETC is majority owned by Cottonwood ETF Holdings LLC.

Sub-Advisers

The Adviser has engaged Vantage Consulting Group Inc. (“Vantage”) as the investment sub-adviser to each Acquired Fund. Pursuant to an investment sub-advisory agreement with the Adviser, Vantage serves as the sub-adviser to the Funds and performs the day-to-day management of the assets (equity portfolio only in the case of Syntax Stratified U.S. Total Market Hedged ETF) of the Funds and places orders for the purchase and sale of securities (equity portfolio only in the case of Syntax Stratified U.S. Total Market Hedged ETF) for the Funds. For its services to the Funds, Vantage is compensated by the Adviser. Vantage has been a registered investment adviser since June 2, 1986 and is owned by Mark T. Finn. As of December 31, 2023, Vantage managed approximately $463 million in assets. Vantage’s principal business address is 3500 Pacific Ave., Virginia Beach, VA 23451.

The Adviser has also engaged Swan Global Investments, LLC (“Swan”) as the options sub-adviser to the Syntax Stratified U.S. Total Market Hedged ETF. Pursuant to an investment sub-advisory agreement with the Adviser, Swan serves as the options sub-adviser to the Syntax Stratified U.S. Total Market Hedged ETF and performs the day-to-day management of the Fund’s option strategies and places orders for the purchase and sale of options for the Fund. For its services to the Syntax Stratified U.S. Total Market Hedged ETF, Swan is compensated by the Adviser. Swan has been an SEC-registered investment adviser since 2010 and is majority owned by Randy Swan. As of December 31, 2023, Swan managed approximately $2.1 billion in assets. Swan’s principal business address is 1099 Main Ave #206, Durango, CO 81301.

Manager of Managers Structure

The ELFT Trust and ETC have obtained exemptive relief (the “ETC Order”), pursuant to which ETC may, with Board approval but without shareholder approval, change or select new subadvisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services, subject to the conditions of the ETC Order. Shareholders will be notified of any sub-adviser changes.

Pursuant to the ETC Order, ETC, with the approval of the ELFT Board, has the discretion to terminate any sub-adviser and allocate and reallocate the Acquiring Fund’s assets among ETC and any other sub-adviser. ETC has the ultimate responsibility, subject to the oversight and supervision by the ELFT Board, to oversee any sub-adviser for the Acquiring Fund and to recommend, for approval by the ELFT Board, the hiring, termination and replacement of sub-advisers for the Acquiring Fund. In evaluating a prospective sub-adviser, ETC will consider, among other things, the proposed sub-adviser’s experience, investment philosophy and historical performance. ETC remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Acquiring Fund. Within 90 days after hiring any new sub-adviser, the Acquiring Fund’s shareholders will receive information about any new sub-advisory relationships.

The Acquiring Fund’s sole initial shareholder is expected to approve the operation of the Acquiring Fund under any “Manager of Managers” structure pursuant to ETC’s Order. This differs from the operation of the Acquired Funds, which do not have a similar exemptive order from the SEC to permit hiring of sub-advisers without shareholder approval.

Portfolio Managers

The Acquired Funds are managed by the following individuals and in the capacities described:

Portfolio Manager	Firm	Business Experience over Past 5 Years
James Wolfe	Vantage

Mr. Wolfe currently serves as a portfolio manager for the equity portfolio for all of the Syntax Funds. He has held a variety of positions since joining Vantage in 1988 including trader, operations manager, and systems developer specializing in quantitative modeling, and he is currently head trader Mr. Wolfe is an investment professional with over 30 years of experience.

Mr. Wolfe received his BA from Virginia Wesleyan College in 1983 and an MBA from the College of William and Mary in 1989.

Austin Dunkle	Vantage

Mr. Dunkle currently serves as a portfolio manager for the equity portfolio for all of the Syntax Funds. Austin has worked with financial and economic models and strategies since joining Vantage in 2014 using a variety of market and macroeconomic indicators. He also supports the firm’s portfolio accounting, reconciliation, and trading team.

Austin received a Bachelor’s degree in Applied Mathematics at Old Dominion University, and was awarded the CQF designation in 2016.

Randy Swan	Swan

Mr. Swan is the President and founder of Swan Capital Management and oversees the team that runs all of the firm’s investment activities. Before starting Swan Global Investments, LLC in 2014 and Swan Capital Management in 1997, Mr. Swan was a Senior Manager for KPMG working in the financial services sector. Mr. Swan is a 1990 graduate of the University of Texas with a BBA and a MPA (Master’s Degree in Professional Accounting).

Robert Swan	Swan

Mr. Swan serves as the Chief Operating Officer and a portfolio manager of Swan Capital Management, providing daily oversight of operations, investment management, trading, and the development and maintenance of proprietary technologies enabling the firms to scale and execute the DRS strategy across multiple funds and platforms. Prior to joining affiliated adviser Swan Capital Management in 2010 and then Swan Global Investments, LLC in 2014, Mr. Swan worked at Boeing Company as a flight testing and aerodynamics engineer. Mr. Swan graduated from the University of Texas with a BS in Aeronautical and Astronautical Engineering.

Chris Hausman	Swan

Mr. Hausman serves as a portfolio manager of Swan Global Investments, LLC, with responsibility for risk management and assisting in the daily operations and trading for all DRS investments and positions. Prior to joining the Swan Global Investments, LLC in 2015, Mr. Hausman served in various roles at Saliba Portfolio Management, including Senior Portfolio Manager, Chief Portfolio Strategist and Director of Trading Operations. Mr. Hausman is a graduate of the University of Pennsylvania’s Wharton School of Business with a BS in Finance and is also a Chartered Market Technician.

The Acquiring Funds will be managed by the following individuals:

Portfolio Manager	Firm	Business Experience over Past 5 Years
Andrew Serowik	ETC

Andrew Serowik joined the Adviser from Goldman Sachs in May 2018. He began his career at Spear, Leeds & Kellogg (“SLK”), continuing with Goldman after its acquisition of SLK in September 2000. During his career of more than 18 years at the combined companies, he held various roles, including managing the global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculation, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in finance.

Gabriel Tan	ETC

Gabriel Tan joined the Adviser in May 2019 as an Associate Portfolio Manager and was promoted to Portfolio Manager in December 2020. He began his career at UBS and BBR Partners where he worked as a financial planning analyst and a portfolio strategist for over four years. During his time there, he developed comprehensive wealth management solutions focused on portfolio optimization, trust and estate planning, and tax planning.

Todd Alberico	ETC

Mr. Alberico joined the Adviser in November 2020 as a Portfolio Manager. From 2005 to 2011, he worked on the ETF trading and portfolio risk management team at Goldman Sachs. He subsequently held roles at Cantor Fitzgerald (from 2011 to 2013) and Virtu Financial (from 2013 to 2020). Mr. Alberico has worked on several different facets of ETF trading, from lead market-making and electronic trading to customer facing institutional business developing models for block trading as well as transitional trades. Mr. Alberico graduated from St. John’s University in NY with a Bachelor of Science degree in Finance.

Brian Cooper	ETC

Mr. Cooper joined the Adviser in November 2021. Previously, Mr. Cooper had roles in trade operations for Constellation Advisers from March 2017 until April 2018 and for QFR Capital Management from April 2018 until July 2020 and in the middle office derivatives group of Elliot Capital Management from September 2020 until November 2021. Prior to these roles, he spent 14 years working in various operational roles for Falcon Management Corporation, a global macro family office, gaining exposure to a variety of asset classes with a focus on operations, accounting, and technology. Mr. Cooper graduated from Pennsylvania State University in 2002 with a Bachelor of Science in Finance and a minor in Business Law.

The Acquired Funds’ Statement of Additional Information and the Acquiring Funds’ Statement of Additional Information provide, or will provide, additional about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

3.      Trustees and Service Providers for the Acquired Funds and Acquiring Funds

The Trust and ELFT are operated by their respective board of trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of trustees for Acquired Fund shareholders.

Trustees of the Trust

The Board has six trustees, two of whom are considered an “interested trustee,” as that term is defined under the 1940 Act, of the Trust. The following individuals comprise the Board: Deborah Fuhr, George Hornig, Richard Lyons, Stewart Myers, Kathy Cuocolo (interested Trustee) and Rory Riggs (interested Trustee).

Trustees of ELFT

The ELFT Board has four trustees, one of whom is considered an “interested trustee,” as that term is defined under the 1940 Act, of the Trust. The following individuals comprise the Board: Timothy J. Jacoby, Stuart Strauss, Linda Petrone, and J. Garrett Stevens (interested Trustee).

The Statement of Additional Information of each of the Acquired Funds and Acquiring Funds provide additional about the Trustees, their experience, compensation, and ownership of Fund shares.

Service Providers

In addition to different investment advisers, Boards of Trustees, and Trust officers, the Acquired Funds and the Acquiring Funds have different arrangements for custody, administration, accounting, and transfer agency services. Both the Acquired Funds and the Acquiring Funds have engaged Cohen & Company, Ltd. as their independent registered public accounting firm and Foreside Fund Services, LLC for the provision of distribution services. A comparison of the third-party service providers for the Acquired Funds and the Acquiring Funds is set forth in the table below.

Service Provider	Acquired Funds	Acquiring Funds
Administrator	State Street Bank and Trust Company	Ultimus Fund Services, LLC
Accounting Agent	State Street Bank and Trust Company	Ultimus Fund Services, LLC
Transfer Agent	State Street Bank and Trust Company	Brown Brothers Harriman & Co.
Custodian	State Street Bank and Trust Company	Brown Brothers Harriman & Co.
Distributor & Principal Underwriter	Foreside Fund Services, LLC	Foreside Fund Services, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.

II.     VOTING INFORMATION

A.     General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Acquired Fund. The Special Meeting will be held at the offices of Exchange Traded Concepts, LLC, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120.

You may vote in one of the following ways:

•        in person at the Special Meeting;

•        complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);

•        call the toll-free number listed on the enclosed proxy card to reach an automated touchtone voting line; or

•        call the toll-free number listed on the enclosed proxy card to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Acquired Fund. You may also give written notice of revocation in person (or via a virtual meeting, if applicable) at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on July 29, 2024 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each share of an Acquired Fund held as of the Record Date is entitled to one vote. The presence in person (or via a virtual meeting, if applicable) or by proxy of shareholders owning one-third of the outstanding shares of an Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Acquired Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of the proposals will require the affirmative vote of a majority of the outstanding shares of each Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of an Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of an Acquired Fund. If the shareholders of each Acquired Fund do not approve the relevant Reorganization, then the Reorganization of such Acquired Fund will not be implemented. In such case, the Board will consider what further actions to take with respect to the Acquired Fund, which may include the liquidation of the Acquired Fund or the possible continuation of the Acquired Fund.

Adjournments

If a quorum of shareholders of each Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of an Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to an Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to each Acquired Fund may be adjourned from time to time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting of the Acquired Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Acquired Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

If it is decided to hold the Special Meeting at a different time or in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), any such updates will be announced by means of a press release, which will be posted to the Fund’s website www.syntaxadvisors.com. An announcement will also be filed with the SEC via its EDGAR system.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposals are expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes.

Assuming the presence of a quorum, abstentions and broker non-votes will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.     Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on July 29, 2024 is the Record Date for determining the shareholders of the Acquired Funds entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. The Adviser has retained Equiniti Fund Solutions, LLC (“Equiniti”) to provide proxy services, at an anticipated cost of approximately $18,057. The Adviser will bear the costs of the Special Meeting, including legal costs, the costs of retaining Equiniti, and other expenses incurred in connection with the solicitation of proxies. The Adviser will pay these costs regardless of whether the Reorganization is consummated.

C.     Proxy Delivery/Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive a separate Proxy Card. If you would like to receive a separate copy of the Proxy Statement, please call 1-800-814-4284. If you currently receive multiple copies of investor materials and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

D.     Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person (or via a virtual meeting, if applicable) at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

E.     Voting Securities and Principal Holders

Shareholders of the Acquired Fund at the close of business on the Record Date will be entitled to be present and vote on the proposal related to the Acquired Fund at the Special Meeting. The below table reflects the number of shares outstanding and entitled to vote at the Special Meeting (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), and the total net assets of each Acquired Fund as of the Record Date.

Acquired Fund	Shares Outstanding	Net Assets
Syntax Stratified LargeCap ETF	1,200,000	$92,828,280
Syntax Stratified MidCap ETF	275,000	$12,108,010
Syntax Stratified SmallCap ETF	400,000	$18,783,773
Syntax Stratified U.S. Total Market ETF	475,000	$23,196,587
Syntax Stratified U.S. Total Market Hedged ETF	800,000	$33,520,230
Syntax Stratified Total Market II ETF	175,000	$8,371,799

Any person owning, directly or indirectly, more than 25% of the outstanding shares of any Acquired Fund is presumed to control the Acquired Fund. Principal holders are persons who own 5% or more of the outstanding shares of the Acquired Fund. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of the Record Date, the Acquired Funds do not have information regarding the record or beneficial ownership of shares of the Acquired Funds held in the names of DTC participants, as DTC has not provided the Acquired Fund with access to such information.

Although the Acquired Funds do not have information concerning its beneficial ownership held in the names of DTC participants, as of the Record Date the names, addresses and percentage ownership of each AP, each of which is a DTC participant, that owned of record 5% or more of the outstanding shares of each Acquired Fund as of the Record Date were as follows:

Fund Name	Name/Address	Percentage of Total Outstanding Shares of the Fund
Syntax Stratified LargeCap ETF	STATE STREET BANK & TRUST 1776 HERITAGE DR. NORTH QUINCY, MA 02171	58.04%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	23.85%
	NATIONAL FINANCIAL SERVICES LLC 82 DEVONSHIRE STREET BOSTON, MA 02109	9.44%
Syntax Stratified MidCap ETF	STATE STREET BANK & TRUST 1776 HERITAGE DR. NORTH QUINCY, MA 02171	52.23%
	HILLTOP SECURITIES INC. 717 N. HARWOOD ST., SUITE 3400 DALLAS, TX 75201	14.44%
	BANK OF AMERICA, N.A. 222 BROADWAY NEW YORK, NY 10038	7.29%
	GOLDMAN SACHS & CO. LLC 200 WEST STREET NEW YORK, NY 10282	6.17%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	5.14%
Syntax Stratified SmallCap ETF	UBS FINANCIAL SERVICES, INC. 1285 AVENUE OF THE AMERICAS NEW YORK, NY 10019	31.08%
	STATE STREET BANK & TRUST 1776 HERITAGE DR. NORTH QUINCY, MA 02171	17.94%

Fund Name	Name/Address	Percentage of Total Outstanding Shares of the Fund
	NATIONAL FINANCIAL SERVICES LLC 82 DEVONSHIRE STREET BOSTON, MA 02109	15.21%
	MERRILL LYNCH 1600 MERRILL LYNCH DRIVE PENNINGTON, NJ 08534	10.95%
	CITIBANK, NA 399 PARK AVE. NEW YORK, NY 10043	6.78%
	GOLDMAN SACHS & CO. LLC 200 WEST STREET NEW YORK, NY 10282	5.41%
Syntax Stratified U.S. Total Market ETF	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	61.24%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	31.16%
Syntax Stratified U.S. Total Market Hedged ETF	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	76.29%
	GOLDMAN SACHS & CO. LLC 200 WEST STREET NEW YORK, NY 10282	7.48%
	NATIONAL FINANCIAL SERVICES LLC 82 DEVONSHIRE STREET BOSTON, MA 02109	5.56%
Syntax Stratified Total Market II ETF	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO, CA 94105	36.97%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	27.14%
	BANK OF AMERICA, N.A. 222 BROADWAY NEW YORK, NY 10038	17.06%
	GOLDMAN SACHS & CO. LLC 200 WEST STREET NEW YORK, NY 10282	15.32%

There were no outstanding shares of the Acquiring Funds on the Record Date, as the Acquiring Funds had not yet commenced operations.

F.      Interest of Certain Persons in the Transaction

ETC may be deemed to have an interest in the Reorganization because it will become investment adviser to the Acquiring Funds and will receive fees from the Acquiring Funds for its services as investment adviser. In addition, Syntax, LLC, an affiliate of the Adviser, may be deemed to have an interest in the Reorganization because it will continue to serve as the Acquiring Funds’ Index Provider.

III.   MISCELLANEOUS INFORMATION

A.     Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.     Next Meeting of Shareholders

The Acquired Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If a Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund(s) will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.     Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Chapman & Cutler LLP.

D.     Independent Registered Public Accounting Firm

The financial statements of the Acquired Fund for the year ended December 31, 2023, contained in the Acquired Fund’s December 31, 2023 Annual Report to Shareholders, have been audited by Cohen & Company, Ltd., independent registered public accounting firm. The Acquiring Funds are newly created and do not yet have a financial history. Cohen & Company, Ltd., serves as the independent registered public accounting firm to each of the Acquired Funds and the Acquiring Funds.

E.     Information Filed with the SEC

The Trust and ELFT are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

By order of the Board of Trustees,

Principal Executive Officer
Syntax ETF Trust

APPENDIX A

The Form of Agreement and Plan of Reorganization has been included to provide shareholders with general information regarding its terms. The form of Agreement and Plan of Reorganization remains subject to change.

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
SYNTAX ETF TRUST

The Board of Trustees (the “Board”) of Syntax ETF Trust (the “Trust”) has approved, the following reorganizations (each, a “Reorganization”): (i) the reorganization of the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, Syntax Stratified SmallCap ETF, Syntax Stratified U.S. Total Market ETF, and Syntax Stratified Total Market II ETF with and into the Stratified LargeCap Index ETF; and (ii) the reorganization of the Syntax Stratified U.S. Total Market Hedged ETF with and into the Stratified LargeCap Hedged ETF. Each of the Syntax Stratified LargeCap ETF, Syntax Stratified MidCap ETF, Syntax Stratified SmallCap ETF, Syntax Stratified U.S. Total Market ETF, Syntax Stratified Total Market II ETF, and Syntax Stratified U.S. Total Market Hedged ETF are referred to herein as the “Acquired Funds.” Each of the Stratified LargeCap Index ETF and the Stratified LargeCap Hedged ETF are hereinafter referred to as the “Acquiring Funds.” Each Acquired Fund and its corresponding Acquiring Fund are set forth in the table below.

Acquired Fund (Ticker Symbol)	Acquiring Fund (Ticker Symbol)
Syntax Stratified LargeCap ETF (SSPY)	Stratified LargeCap Index ETF (SSPY)
Syntax Stratified MidCap ETF (SMDY)
Syntax Stratified SmallCap ETF (SSLY)
Syntax Stratified U.S. Total Market ETF (SYUS)
Syntax Stratified Total Market II ETF (SYII)

Syntax Stratified U.S. Total Market Hedged ETF (SHUS)	Stratified LargeCap Hedged ETF (SHUS)

Except for the Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF, each Acquired Fund and each Acquiring Fund intend that, for United States federal income tax purposes, with respect to each Reorganization, that (i) such Reorganization constitutes a “reorganization” within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Plan (as defined below) to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1) of the Code and Treasury Regulation Section 1.368-2(g).

The transfers by Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF have 0% overlap with the Acquiring Fund (Stratified LargeCap Index ETF) and have differing investment objective compared to the Acquiring Fund, which is expected to cause these Reorganizations to fail a historic asset or trade or business test. The two transactions are, thus, likely to be characterized as a purchase by the Acquiring Fund of the assets of Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF in exchange for the stock of the Acquiring Fund. Each of Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF will recognize gain or loss based upon the difference between the fair market value of the Acquiring Fund stock provided in the transaction compared to the tax basis of the securities transferred to the Acquiring Fund by Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF. Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF will then liquidate distributing the stock of the Acquiring Fund to their own stockholders. The liquidation will also be a taxable transaction and the stockholders of Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF will recognize gain or loss based upon the difference between the fair market value of the Acquiring Fund stock distributed in the liquidation compared to the tax basis of the stock of Syntax Stratified MidCap ETF or Syntax Stratified SmallCap ETF cancelled in the liquidation.

This Agreement and Plan of Reorganization (the “Plan”) sets forth the terms of each Reorganization. Each Reorganization will consist of the following steps in the order indicated: (1) the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund listed in the table above in exchange for (i) the assumption by the corresponding Acquiring Fund of all of the liabilities of the Acquired Fund and (ii) the issuance of shares of beneficial interest by the corresponding Acquiring Fund to the Acquired Fund in an amount that will equal, in aggregate net asset value (and cash in lieu of fractional shares, if any), to the aggregate net asset value of the shares of the Acquired Fund, on the last business day preceding the closing of the Reorganization; (2) the distribution of shares of the corresponding Acquiring Fund pro rata to the shareholders of the Acquired Fund with holders of shares of the Acquired Fund receiving the number of shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) equal in value to the aggregate net asset value of the shares of the Acquired Fund that the shareholder held immediately prior to the Reorganization; and (3) the ultimate redemption and cancellation by the Trust of the shares of an Acquired Fund in complete liquidation and dissolution of the Acquired Fund.

More specifically, each Acquired Fund will transfer to the corresponding Acquired Fund, and the Acquiring Fund will acquire from the Acquired Fund, all of the assets of the Acquired Fund on the Closing Date, as defined below, and will assume from the Acquired Fund all of the liabilities of the Acquired Fund in exchange for the issuance of the number of shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund and in exchange for all of the Acquired Fund’s shares. An Acquired Fund will not issue, sell, or transfer any of its shares after the Closing Date, and only redemption requests received by the Acquired Fund in proper form prior to the Closing Date shall be fulfilled by the Acquired Fund.

Immediately prior to the Closing Date, each Acquired Fund, other than Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF, will declare and pay a dividend to its shareholders that, together with all previous dividends for the taxable year, is intended to have the effect of distributing to Acquired Fund shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net capital gain (taking into account available capital loss carryforwards, except for the Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF), if any, and net tax-exempt income, if any, for the taxable year ending on the Closing Date.

On the Closing Date, the Acquiring Fund will issue to the Acquired Fund a number of full and fractional shares of the Acquiring Fund (and cash in lieu of fractional shares, if any), taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the Acquired Fund. The aggregate value of the net assets of each Fund shall be determined in accordance with the then-current Prospectus of the Funds as of the last business day preceding the Closing Date.

The closing of the transactions contemplated in this Plan shall be held at the offices of Exchange Traded Concepts, LLC, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120 on or about September 6, 2024, or on such other date as Trust management may determine (the “Closing”). The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”

In the event that on the Closing Date (a) the NYSE is closed for other than customary weekend and holiday closings or (b) trading on the NYSE is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

As soon as practicable after the Closing, each Acquiring Fund shall (a) distribute on a pro rata basis to the shareholders of record of the corresponding Acquired Funds at the close of business on the Closing Date the shares of the Acquiring Fund received by the Acquired Fund at the Closing in exchange for all of the Acquired Fund’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Trust’s governing documents.

For purposes of the distribution of shares of the Acquiring Fund to shareholders of the Acquired Fund, the Acquiring Fund shall credit its books an appropriate number of its shares to the account of each shareholder of the Acquired Fund. No certificates will be issued for shares of an Acquiring Fund.

Each Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the corresponding Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. Each Acquired Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Acquired Fund’s list referred to in the foregoing sentence that the Acquiring Fund wishes to receive from the Acquired Fund and otherwise how the Acquiring Fund wishes the Acquiring Fund’s portfolio to be repositioned prior to the Closing in accordance with the Acquiring Fund’s investment objective, policies, and strategies.. Notwithstanding the foregoing, nothing herein will require an Acquired Fund to dispose of or purchase any investments or securities if, in the reasonable judgment of the Board or ETC, such disposition would adversely affect the status of the transactions contemplated in this Plan as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of the Acquired Fund.

The Trust, on behalf of itself, or where applicable, each Acquired Fund, represents and warrants to Exchange Listed Funds Trust (the “Acquiring Trust”) and each Acquiring Fund as follows:

a)      On the Closing Date, all material Returns of each Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all material Taxes (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. To the Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on each Acquired Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; each Acquired Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in each Acquired Funds’ financial statements for all Taxes in respect of all periods ended on or before the date of such financial statement. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto). Each Acquired Fund has not filed a federal Section 6662 Disclosure Statement with respect to any Return;

b)      Each Acquired Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Each Acquired Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Each Acquired Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. Each Acquired Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1). Each Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause each Acquired Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause each Acquired Fund to fail to be qualified as a regulated investment company as of the Closing Date. Each Acquired Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. Each Acquired Fund has been eligible to and has computed its federal income tax under Section 852 of the Code;

c)      Each Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in the above paragraphs (a) or (b);

d)      Each Acquired Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder;

e)      Each Acquired Fund has maintained since its formation its December 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its December 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing Internal Revenue Service Form 1128 “Application to Adopt, Change, or retain a Tax Year”;

f)      Each Acquired Fund has satisfied (i) all federal, state and local tax liabilities (including federal income and excise taxes) for taxes due and payable, and (ii) its calendar year 2023 excise tax and December 31 income tax distribution requirements; and

g)      Each Acquired Fund does not currently hold any property that it received directly or indirectly from a “C corporation,” as defined in Treas. Reg. § 1.337(d)-7(a)(2)(i), in a “conversion transaction” as defined in § 1.337(d) -7(a)(2)(ii) of the Treasury Regulations.

The Acquiring Trust, on behalf of itself, or where applicable, each Acquiring Fund, represents and warrants to the Trust and each Acquired Fund as follows:

h)      On the Closing Date, all material Returns of each Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all material Taxes (whether or not shown on any such Returns) shall have been paid or provision has been made for the payment thereof. To the Acquiring Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on each Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; each Acquiring Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in each Acquiring Funds’ financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. Each Acquired Fund has not filed a federal Section 6662 Disclosure Statement with respect to any Return;

i)       Each Acquiring Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Each Acquiring Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Each Acquiring Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. Each Acquiring Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1). Each Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause each Acquiring Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause each Acquiring Fund to fail to be qualified as a regulated investment company as of the Closing Date. Each Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. Each Acquiring Fund has been eligible to and has computed its federal income tax under Section 852 of the Code;

j)       Each Acquiring Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in the above paragraphs (a) or (b);

k)      Each Acquiring Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder;

l)       Each Acquiring Fund has maintained since its formation its December 31 fiscal year-end for U.S. federal income tax purposes, and has never changed its December 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing Internal Revenue Service Form 1128 “Application to Adopt, Change, or retain a Tax Year”;

m)     Each Acquiring Fund has satisfied (i) all federal, state and local tax liabilities (including federal income and excise taxes) for taxes due and payable, and (ii) its calendar year 2023 excise tax and December 31 income tax distribution requirements; and

n)      Each Acquiring Fund does not currently hold any property that it received directly or indirectly from a “C corporation,” as defined in Treas. Reg. § 1.337(d)-7(a)(2)(i), in a “conversion transaction” as defined in § 1.337(d) -7(a)(2)(ii) of the Treasury Regulations.

Prior to the Closing Date, the Trust shall have shall have received an opinion of Chapman and Cutler LLP in form and substance reasonably acceptable to the Trust with respect to certain U.S. federal income tax matters for the applicable Acquired Funds and Acquiring Funds. In rendering such opinion, Chapman and Cutler LLP may request and rely upon such representations and certifications contained in the representation certificates from the Acquired Funds and Acquiring Funds and representations and certifications of others as it may reasonably request, and the officers of the Trust will cooperate to make and certify the accuracy of such representations contained in the representation certificates. The foregoing opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. The foregoing opinion may state that no opinion is expressed as to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind.

Prior to the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the assets to be assigned, delivered, and transferred to the Acquiring Fund, including the securities then owned by the Acquired Fund and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by the Acquired Fund pursuant to this Plan.

All of an Acquired Fund’s portfolio securities shall be delivered by the Acquired Fund’s custodian on the Closing Date to the Acquiring Fund or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, as amended, transferred to an account in the name of the Acquired Fund or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from the Acquired Fund’s account at its custodian to the Acquiring Fund’s account at its custodian. If on the Closing Date the Acquired Fund is unable to make good delivery to the Acquiring Fund’s custodian of any of the Acquired Fund’s portfolio securities because such securities have not yet been delivered to the Acquired Fund’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and the Acquired Fund shall deliver to the Acquiring Fund’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to the Acquiring Fund, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by the Acquiring Fund.

This Plan may be abandoned and terminated with respect to one or both Reorganizations, or with respect to any particular Fund, whether before or after notification to the shareholders of an Acquired Fund, if the Board believes that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of an Acquired Fund or an Acquiring Fund. The Closing of the Reorganization of an Acquired Fund into its corresponding Acquired Fund is not contingent upon the closing of any other Reorganization under this Plan.

This Plan may be amended by the Board at any time, except that after notification to the shareholders of an Acquired Fund, no amendment may be made with respect to the Plan that in the opinion of the Board materially adversely affects the interests of the shareholders of an Acquired Fund.

Except as expressly provided otherwise in this Plan, Syntax Advisors, LLC, the investment adviser to each Fund, will pay or cause to be paid all direct expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to: costs of preparing, printing, and distributing the Proxy Statement/Prospectus and prospectus supplements of an Acquired Fund relating to a Reorganization, and expenses of winding down the operations and terminating the existence of the Acquired Fund; legal fees of counsel to the Funds, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus; and all necessary taxes in connection with the delivery of Acquired Fund assets, including all applicable federal and state stock transfer stamps.

Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result (as determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) in the Acquiring Funds failing to qualify and be eligible for treatment as a regulated investment company under Sections 851 and 852 of the Code or would prevent the Reorganizations from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on the Acquired Funds or the Acquiring Funds or any of their respective shareholders.

This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that electronic signatures of the parties included in this Plan are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the ____ day of [        ]

SYNTAX ETF TRUST, on behalf of each Acquired Fund
By:
Name:
Title:
SYNTAX ADVISORS, LLC
(solely in connection with the payment of expenses)
By:
Name:
Title:
EXCHANGE LISTED FUNDS TRUST, on behalf of the Acquiring Funds
By:
Name:
Title:

APPENDIX B — FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand a Fund’s financial performance for the period of the Acquired Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost), on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2021, 2022 and 2023 for the Acquired Fund has been derived from the financial statements audited by the Acquired Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the Acquired Fund’s financial statements, are included in the Acquired Fund’s Annual Report, which is available upon request. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2021 was audited by another independent registered public accounting firm.

Financial Highlights

Selected data for a share outstanding throughout each period

	Syntax Stratified LargeCap ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022		Year Ended December 31, 2021	Year Ended December 31, 2020	For the Period January 2, 2019(a) to December 31, 2019
Net asset value, beginning of period	$63.75	$71.27		$55.99	$50.73	$40.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.16	1.03		0.92	0.88	0.84
Net realized and unrealized gain (loss)	7.54	(7.47)		15.14	5.29	10.68
Total from investment operations	8.70	(6.44)		16.06	6.17	11.52
Less Distributions from:
Net investment income	(1.25)	(1.08)		(0.78)	(0.82)	(0.79)
Net realized gains	—	—		—	(0.09)	—
Net asset value, end of period	$71.20	$63.75		$71.27	$55.99	$50.73
Total return(c)	13.67%	(9.02	)%(d)	28.76%	12.18%	28.81	%(e)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$94,339	$97,219		$108,685	$41,989	$62,149
Ratios to average net assets:
Total expenses	0.45%	0.45%		0.45%	0.45%	0.80	%(f)
Net expenses(g)	0.30%	0.30%		0.30%	0.30%	0.30	%(f)
Net investment income (loss)(g)	1.75%	1.58%		1.39%	1.83%	1.80	%(f)
Portfolio turnover rate(h)	23%	31%		25%	36%	34	%(e)

____________

(a)      Fund commenced operations on January 2, 2019.

(b)      Per Share numbers have been calculated using the average shares method.

(c)      Total return is calculated assuming a purchase of Shares at net asset value per Share on the first day and a sale at net asset value per Share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Share on the respective payment dates of the Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation. Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance would have been lower had the waivers/reimbursements not been in effect.

(d)      If the Sub-Adviser had not made a special reimbursement during the period ended December 31, 2022, the total return would have been (9.13)%.

(e)      Not annualized.

(f)      Annualized.

(g)      Net of expenses waived/reimbursed by the Advisor.

(h)      Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Shares.

Financial Highlights

Selected data for a share outstanding throughout each period

	Syntax Stratified MidCap ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	For the Period January 16, 2020(a) to December 31, 2020
Net asset value, beginning of period	$35.22	$40.72	$34.21	$30.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.41	0.35	0.31	0.29
Net realized and unrealized gain (loss)	5.68	(5.49)	7.14	4.22
Total from investment operations	6.09	(5.14)	7.45	4.51
Less Distributions from:
Net investment income	(0.44)	(0.36)	(0.28)	(0.30)
Net realized gains	—	—	(0.66)	—
Net asset value, end of period	$40.87	$35.22	$40.72	$34.21
Total return(c)	17.29%	(12.61)%	21.95%	15.04	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$11,239	$10,566	$10,181	$3,421
Ratios to average net assets:
Total expenses	0.45%	0.45%	0.45%	0.45	%(e)
Net expenses(f)	0.35%	0.35%	0.34%	0.30	%(e)
Net investment income (loss)(f)	1.09%	0.97%	0.77%	1.10	%(e)
Portfolio turnover rate(g)	44%	45%	50%	52	%(d)

____________

(a)      Fund commenced operations on January 16, 2020.

(b)      Per Share numbers have been calculated using the average shares method.

(c)      Total return is calculated assuming a purchase of Shares at net asset value per Share on the first day and a sale at net asset value per Share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Share on the respective payment dates of the Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation. Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance would have been lower had the waivers/reimbursements not been in effect.

(d)      Not annualized.

(e)      Annualized.

(f)      Net of expenses waived/reimbursed by the Advisor.

(g)      Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Shares.

Financial Highlights

Selected data for a share outstanding throughout each period

	Syntax Stratified SmallCap ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022		Year Ended December 31, 2021	For the Period May 28, 2020(a) to December 31, 2020
Net asset value, beginning of period	$40.57	$50.38		$43.07	$30.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.48	0.44		0.45	0.20
Net realized and unrealized gain (loss)	4.20	(9.79)		10.44	13.24
Total from investment operations	4.68	(9.35)		10.89	13.44
Less Distributions from:
Net investment income	(0.52)	(0.46)		(0.47)	(0.19)
Net realized gains	—	—		(3.11)	(0.18)
Net asset value, end of period .	$44.73	$40.57		$50.38	$43.07
Total return(c)	11.57%	(18.55	)%(d)	25.72%	44.82	%(e)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$17,892	$18,256		$21,410	$17,226
Ratios to average net assets:
Total expenses	0.45%	0.45%		0.45%	0.45	%(f)
Net expenses(g)	0.40%	0.40%		0.37%	0.30	%(f)
Net investment income (loss)(g)	1.13%	1.01%		0.87%	0.93	%(f)
Portfolio turnover rate(h)	47%	50%		40%	40	%(e)

____________

(a)      Fund commenced operations on May 28, 2020.

(b)      Per Share numbers have been calculated using the average shares method.

(c)      Total return is calculated assuming a purchase of Shares at net asset value per Share on the first day and a sale at net asset value per Share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Share on the respective payment dates of the Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation. Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance would have been lower had the waivers/reimbursements not been in effect.

(d)      If the Sub-Adviser had not made a special reimbursement during the period ended December 31, 2022, the total return would have been (18.68)%.

(e)      Not annualized.

(f)      Annualized.

(g)      Net of expenses waived/reimbursed by the Advisor.

(h)      Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Shares.

Financial Highlights

Selected data for a share outstanding throughout each period

	Syntax Stratified U.S. Total Market ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	For the Period March 18, 2021(a) to December 31, 2021
Net asset value, beginning of period	$40.19	$45.42	$40.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.80	0.78	0.56
Net realized and unrealized gain (loss)	4.78	(5.34)	5.52
Total from investment operations	5.58	(4.56)	6.08
Less Distributions from:
Net investment income	(0.73)	(0.63)	(0.62)
Net realized gains	—	(0.04)	(0.04)
Net asset value, end of period	$45.04	$40.19	$45.42
Total return(c)	13.89%	(10.05)%	15.20	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$18,017	$12,058	$17,032
Ratios to average net assets:
Total expenses(e)	0.75%	0.75%	0.76	%(f)
Net expenses(e),(g)	0.04%	0.04%	0.05	%(f)
Net investment income (loss)(g)	1.90%	1.87%	1.64	%(f)
Portfolio turnover rate(h)	1%	1%	2	%(d)

____________

(a)      Fund commenced operations on March 18, 2021.

(b)      Per Share numbers have been calculated using the average shares method.

(c)      Total return is calculated assuming a purchase of Shares at net asset value per Share on the first day and a sale at net asset value per Share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Share on the respective payment dates of the Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation. Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance would have been lower had the waivers/reimbursements not been in effect.

(d)      Not annualized.

(e)      Does not include expenses of the underlying investments in which the Fund invests.

(f)      Annualized.

(g)      Net of expenses waived/reimbursed by the Advisor.

(h)      Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Shares.

Financial Highlights

Selected data for a share outstanding throughout each period

	Syntax Stratified Total Market II ETF
	Year Ended December 31, 2023	For the Period June 14, 2022(a) to December 31, 2022
Net asset value, beginning of period	$39.38	$37.04
Income (loss) from investment operations:
Net investment income (loss)(b)	0.68	0.41
Net realized and unrealized gain (loss)	4.78	2.67
Total from investment operations	5.46	3.08
Less Distributions from:
Net investment income	(0.71)	(0.62)
Net realized gains	(0.01)	(0.12)
Net asset value, end of period	$44.12	$39.38
Total return(c)	13.89%	8.29	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$7,722	$7,875
Ratios to average net assets:
Total expenses(e)	0.75%	0.75	%(f)
Net expenses(e),(g)	0.04%	0.05	%(f)
Net investment income (loss)(g)	1.66%	1.79	%(f)
Portfolio turnover rate(h)	1%	11	%(d)

____________

(a)      Fund commenced operations on June 14, 2022.

(b)      Per Share numbers have been calculated using the average shares method.

(c)      Total return is calculated assuming a purchase of Shares at net asset value per Share on the first day and a sale at net asset value per Share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Share on the respective payment dates of the Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation. Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance would have been lower had the waivers/reimbursements not been in effect.

(d)      Not annualized.

(e)      Does not include expenses of the underlying investments in which the Fund invests.

(f)      Annualized.

(g)      Net of expenses waived/reimbursed by the Advisor.

(h)      Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Shares.

Financial Highlights

Selected data for a share outstanding throughout each period

	Syntax Stratified U.S. Total Market Hedged ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022	For the Period June 15, 2021(a) to December 31, 2021
Net asset value, beginning of period	$38.63	$41.39	$40.40
Income (loss) from investment operations:
Net investment income (loss)(b)	0.44	0.37	0.43
Net realized and unrealized gain (loss)	1.93	(1.83)	1.00	(c)
Total from investment operations	2.37	(1.46)	1.43
Less Distributions from:
Net investment income	(0.48)	(0.40)	(0.44)
Net realized gains	—	(0.90)	—
Net asset value, end of period	$40.52	$38.63	$41.39
Total return(d)	6.14%	(3.53)%	3.54	%(e)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$35,456	$39,594	$45,527
Ratios to average net assets:
Total expenses(f)	1.00%	1.00%	1.00	%(g)
Net expenses(f),(h)	0.36%	0.38%	0.38	%(g)
Net investment income (loss)(h)	1.14%	0.94%	1.96	%(g)
Portfolio turnover rate(i)	12%	35%	88	%(e)

____________

(a)      Fund commenced operations on June 15, 2021.

(b)      Per Share numbers have been calculated using the average shares method.

(c)      As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share gain or loss amount does not correlate to the aggregate of the net realized and unrealized gain or loss in the Statements of Operations for the year ended December 31, 2021, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(d)      Total return is calculated assuming a purchase of Shares at net asset value per Share on the first day and a sale at net asset value per Share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Share on the respective payment dates of the Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in this calculation. Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance would have been lower had the waivers/reimbursements not been in effect.

(e)      Not annualized.

(f)      Does not include expenses of the underlying investments in which the Fund invests.

(g)      Annualized.

(h)      Net of expenses waived/reimbursed by the Advisor.

(i)      Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions of Shares.

PART B

STATEMENT OF ADDITIONAL INFORMATION

JULY 31, 2024

SYNTAX ETF TRUST

Syntax Stratified LargeCap ETF (SSPY)
Syntax Stratified MidCap ETF (SMDY)
Syntax Stratified SmallCap ETF (SSLY)
Syntax Stratified U.S. Total Market ETF (SYUS)
Syntax Stratified U.S. Total Market Hedged ETF (SHUS)
Syntax Stratified Total Market II ETF (SYII)

each, a series of Syntax ETF Trust
(each, an “Acquired Fund” and together the “Acquired Funds”)

Syntax Advisors, LLC
One Liberty Plaza, 46th Floor
New York, NY 10006
(212) 880-0200

This Statement of Additional Information (the “SAI”), dated July 31, 2024, is not a prospectus but it supplements and should be read in conjunction with the Joint Proxy Statement/Prospectus dated July 31, 2024 (the “Proxy Statement”) relating to the proposed reorganization of each Acquired Fund with and into a corresponding, newly established series (together, the “Acquiring Funds”) of Exchange Listed Funds Trust (“ELFT”), each of which is managed by Exchange Traded Concepts, LLC (“ETC”).

This SAI relates specifically to the Joint Special Meeting of Shareholders of the Acquired Funds (the “Special Meeting”) to be held on August 21, 2024 at the offices of Exchange Traded Concepts, LLC, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120 at 10:30 a.m. Copies of the Proxy Statement may be obtained at no charge by writing to the Acquired Funds c/o Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 or writing to or calling the Acquiring Funds at (212) 880-0200 or Syntax Advisors, LLC at the address or telephone number listed above or visiting www.syntaxadvisors.com.

At the Meeting, shareholders of the Acquired Funds will be asked to approve an Agreement and Plan of Reorganization between each Acquired Fund and its corresponding Acquiring Fund, pursuant to which each Acquired Fund would reorganize with and into its corresponding Acquiring Fund, and shareholders of each Acquired Fund would become shareholders of the corresponding Acquiring Fund (each, a “Reorganization”).

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement. The term “Fund” as used in this SAI, refers to the Acquiring Fund.

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

(i)     The Acquired Funds’ Prospectus and Statement of Additional Information dated April 29, 2024 (Accession No. 0001398344-24-008015);

(ii)    The Acquired Funds’ Annual Report on Form N-CSR for the fiscal year ended December 31, 2023 (Accession No. 0001104659-24-032173); and

(iii)   The Acquiring Funds’ Prospectus and Statement of Additional Information, filed with the SEC on February 14, 2024 (Accession No. 0001213900-24-013978).

You should rely only on the information contained in this SAI and the Proxy Statement. The Trust has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of each Acquired Fund and Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Comparison of each Acquired Fund and Corresponding Acquiring Fund” of the Joint Proxy Statement and Prospectus.

The Reorganization of certain Acquired Funds will result in material changes to that Acquired Fund’s investment portfolio due to the investment policies and restrictions of the Acquiring Fund. The Reorganization of the Syntax Stratified LargeCap ETF is not intended to result in a material change to that Acquired Fund’s portfolio. The Reorganization of each of the Syntax Stratified MidCap ETF, Syntax Stratified SmallCap ETF, Syntax Stratified U.S. Total Market ETF, and Syntax Stratified Total Market II ETF will result in a material change to each Acquired Fund’s portfolio. The Reorganization of the Syntax Stratified U.S. Total Market Hedged ETF will also result in a material change to that Acquired Fund’s portfolio.

It is currently anticipated that approximately all of the current holdings of the Syntax Stratified MidCap ETF and Syntax Stratified SmallCap ETF will need to be sold or redeemed in-kind either in advance of the Reorganization and the resulting proceeds will be invested in accordance with the Acquiring Fund’s principal investment strategies. This is because the principal investment strategies of each of these Acquired Fund require that they invest at least 95% of their assets in securities comprising their respective index, each of which does not have any overlap with the holdings of the Acquiring Fund. A schedule of investments of the predecessor of the Acquiring Fund as of December 31, 2023, is included in the above referenced annual report and reflects the anticipated sale of a portion of each portfolio’s holdings in connection

It is currently anticipated that approximately all of the current holdings of the Syntax Stratified U.S. Total Market Hedged ETF, Syntax Stratified U.S. Total Market ETF, and Syntax Stratified Total Market II ETF will need to be sold or redeemed in-kind either in advance of the Reorganization or immediately thereafter because each of these Acquired Funds is currently invested in affiliated ETFs, each of which is also participating in the Reorganization. Each of these Acquired Funds also has the option of either investing in its affiliated ETFs, or the underlying securities of those affiliated ETFs. As a result, the portion of each Acquired Funds’ portfolio that is currently invested in the Syntax Stratified LargeCap ETF may be invested into the underlying securities comprising the Syntax Stratified LargeCap Index prior to the Reorganization. As of December 31, 2023, the Syntax Stratified U.S. Total Market Hedged ETF, Syntax Stratified U.S. Total Market ETF, and Syntax Stratified Total Market II ETF’s exposure to the Syntax Stratified LargeCap ETF was 78.1%, 84.8% and 84.8%, respectively, and after shareholder approval but prior to the Reorganization may be invested in accordance with each Acquiring Fund’s principal investment strategies.

A schedule of investments of each Acquired Fund as of December 31, 2023, except for the Syntax Stratified LargeCap ETF, is included below and is annotated to reflect the anticipated sale of that Acquired Fund’s portfolio holdings in connection with the Reorganization. Notwithstanding the foregoing, changes may be made to each Acquired Fund’s portfolio in advance of the Reorganization and/or to the Acquiring Fund’s portfolio following the Reorganization. The Syntax Stratified LargeCap ETF and Syntax Stratified U.S. Total Market Hedged ETF shall be the accounting and performance survivors in the Reorganization. There are no material differences in the accounting policies of any Acquiring Fund as compared to those of each Acquired Fund.

Syntax Stratified MidCap ETF
Schedule of Investments
December 31, 2023

Security Description	Shares	Value
COMMON STOCK – 99.8%(a)
Acadia Healthcare Co., Inc.(b)	860	$66,874
Acuity Brands, Inc.	127	26,013
Adient PLC(b)	286	10,399
Advanced Drainage Systems, Inc.	84	11,814
AECOM	172	15,898
Affiliated Managers Group, Inc.	227	34,372
AGCO Corp.	269	32,659
Agree Realty Corp., REIT	103	6,484
Alcoa Corp.	717	24,378
Allegro MicroSystems, Inc.(b)	1,876	56,787
ALLETE, Inc.	343	20,978
Ally Financial, Inc.	930	32,476
Amedisys, Inc.(b)	270	25,666
American Financial Group, Inc.	155	18,428
Amkor Technology, Inc.	2,920	97,148
Annaly Capital Management, Inc.	1,720	33,316
Antero Midstream Corp.	1,827	22,892
Antero Resources Corp.(b)	409	9,276
Apartment Income REIT Corp.	766	26,603
AptarGroup, Inc.	73	9,024
Aramark	2,317	65,108
Arrow Electronics, Inc.(b)	67	8,191
Arrowhead Pharmaceuticals, Inc.(b)	3,004	91,922
ASGN, Inc.(b)	171	16,445
Ashland, Inc.	150	12,647
Aspen Technology, Inc.(b)	212	46,672
Associated Banc-Corp.	1,611	34,459
Autoliv, Inc.	93	10,248
AutoNation, Inc.(b)	278	41,750
Avient Corp.	290	12,055
Avis Budget Group, Inc.	201	35,629
Avnet, Inc.	166	8,366
Axalta Coating Systems Ltd.(b)	321	10,904
Azenta, Inc.(b)	971	63,251
Bank OZK	153	7,624
Belden, Inc.	218	16,840
BellRing Brands, Inc.(b)	882	48,889
Berry Global Group, Inc.	90	6,065
BJ’s Wholesale Club Holdings, Inc.(b)	381	25,397
Black Hills Corp.	438	23,630
Blackbaud, Inc.(b)	490	42,483
Boston Beer Co., Inc., Class A(b)	89	30,758
Boyd Gaming Corp.	176	11,019
Brighthouse Financial, Inc.(b)	678	35,880
Brink’s Co.	282	24,802
Brixmor Property Group, Inc.	265	6,167

Security Description	Shares	Value
Bruker Corp.	248	$18,223
Brunswick Corp.	279	26,993
Burlington Stores, Inc.(b)	177	34,423
BWX Technologies, Inc.	115	8,824
Cable One, Inc.	162	90,168
Cabot Corp.	163	13,611
CACI International, Inc., Class A(b)	65	21,051
Cadence Bank	252	7,457
Calix, Inc.(b)	1,000	43,690
Capri Holdings Ltd.(b)	651	32,706
Carlisle Cos., Inc.	31	9,685
Carlyle Group, Inc.	855	34,790
Carter’s, Inc.	434	32,502
Casey’s General Stores, Inc.	88	24,177
Celsius Holdings, Inc.(b)	930	50,704
ChampionX Corp.	649	18,957
Chart Industries, Inc.(b)	87	11,861
Chemed Corp.	45	26,314
Chemours Co.	437	13,783
Chesapeake Energy Corp.	115	8,848
Choice Hotels International, Inc.	95	10,764
Chord Energy Corp.	53	8,810
Churchill Downs, Inc.	86	11,604
Ciena Corp.(b)	945	42,534
Cirrus Logic, Inc.(b)	640	53,242
Civitas Resources, Inc.	124	8,479
Clean Harbors, Inc.(b)	140	24,431
Cleveland-Cliffs, Inc.(b)	1,035	21,135
CNO Financial Group, Inc.	1,359	37,916
CNX Resources Corp.(b)	427	8,540
Coca-Cola Consolidated, Inc.	61	56,632
Cognex Corp.	827	34,519
Coherent Corp.(b)	382	16,628
Columbia Banking System, Inc.	281	7,497
Columbia Sportswear Co.	391	31,100
Comfort Systems USA, Inc.	80	16,454
Commerce Bancshares, Inc.	268	14,314
Commercial Metals Co.	394	19,716
CommVault Systems, Inc.(b)	556	44,397
Concentrix Corp.	221	21,704
COPT Defense Properties	342	8,765
Core & Main, Inc., Class A(b)	275	11,113
Coty, Inc., Class A(b)	16,258	201,924
Cousins Properties, Inc.	374	9,107
Crane Co.	85	10,042
Crane NXT Co.	177	10,066
Crocs, Inc.(b)	304	28,397
Crown Holdings, Inc.	70	6,446
CubeSmart	597	27,671
Cullen/Frost Bankers, Inc.	135	14,646

Security Description	Shares	Value
Curtiss-Wright Corp.	44	$9,803
Darling Ingredients, Inc.(b)	664	33,094
Deckers Outdoor Corp.(b)	44	29,411
Dick’s Sporting Goods, Inc.	226	33,211
Dolby Laboratories, Inc., Class A	938	80,837
Donaldson Co., Inc.	173	11,306
Doximity, Inc., Class A(b)	3,425	96,037
Dropbox, Inc., Class A(b)	1,520	44,810
DT Midstream, Inc.	422	23,126
Dynatrace, Inc.(b)	1,549	84,715
Eagle Materials, Inc.	76	15,416
East West Bancorp, Inc.	103	7,411
EastGroup Properties, Inc.	48	8,810
EMCOR Group, Inc.	73	15,726
Encompass Health Corp.	387	25,821
EnerSys	257	25,947
Enovis Corp.(b)	848	47,505
Envista Holdings Corp.(b)	1,790	43,067
EPR Properties	134	6,492
Equitable Holdings, Inc.	1,120	37,296
Equitrans Midstream Corp.	2,364	24,066
Equity LifeStyle Properties, Inc.	355	25,042
Erie Indemnity Co., Class A	120	40,190
Esab Corp.	384	33,262
Essent Group Ltd.	635	33,490
Essential Utilities, Inc.	656	24,502
Euronet Worldwide, Inc.(b)	347	35,217
Evercore, Inc., Class A	103	17,618
Exelixis, Inc.(b)	3,272	78,495
ExlService Holdings, Inc.(b)	720	22,212
Exponent, Inc.	189	16,640
Federated Hermes, Inc.	976	33,047
Fidelity National Financial, Inc.	675	34,438
First American Financial Corp.	509	32,800
First Financial Bankshares, Inc.	247	7,484
First Horizon Corp.	1,029	14,571
First Industrial Realty Trust, Inc.	172	9,059
FirstCash Holdings, Inc.	246	26,664
Five Below, Inc.(b)	162	34,532
Floor & Decor Holdings, Inc., Class A(b)	170	18,965
Flowers Foods, Inc.	1,449	32,617
Flowserve Corp.	271	11,171
Fluor Corp.(b)	497	19,467
FNB Corp.	543	7,477
Fortune Brands Innovations, Inc.	233	17,741
Fox Factory Holding Corp.(b)	150	10,122
Frontier Communications Parent, Inc.(b)	3,597	91,148
FTI Consulting, Inc.(b)	70	13,941
GameStop Corp., Class A(b)	2,025	35,498
Gaming & Leisure Properties, Inc.	230	11,351

Security Description	Shares	Value
Gap, Inc.	1,454	$30,403
GATX Corp.	138	16,590
Genpact Ltd.	609	21,138
Gentex Corp.	767	25,050
Glacier Bancorp, Inc.	185	7,644
Globus Medical, Inc., Class A(b)	903	48,121
GoDaddy, Inc., Class A(b)	806	85,565
Goodyear Tire & Rubber Co.(b)	677	9,695
Graco, Inc.	129	11,192
Graham Holdings Co., Class B	62	43,184
Grand Canyon Education, Inc.(b)	298	39,348
Graphic Packaging Holding Co.	255	6,286
Greif, Inc., Class A	94	6,165
Grocery Outlet Holding Corp.(b)	860	23,186
GXO Logistics, Inc.(b)	274	16,758
H&R Block, Inc.	694	33,569
Haemonetics Corp.(b)	249	21,292
Halozyme Therapeutics, Inc.(b)	1,800	66,528
Hancock Whitney Corp.	316	15,354
Hanover Insurance Group, Inc.	144	17,484
Harley-Davidson, Inc.	738	27,188
Healthcare Realty Trust, Inc.	3,967	68,351
HealthEquity, Inc.(b)	459	30,432
Helen of Troy Ltd.(b)	156	18,846
Hertz Global Holdings, Inc.(b)	4,026	41,830
Hexcel Corp.	176	12,980
HF Sinclair Corp.	446	24,784
Hilton Grand Vacations, Inc.(b)	264	10,608
Home BancShares, Inc.	295	7,472
Houlihan Lokey, Inc.	140	16,787
Hyatt Hotels Corp., Class A	84	10,954
IDACORP, Inc.	213	20,942
Inari Medical, Inc.(b)	165	10,712
Independence Realty Trust, Inc., REIT	1,724	26,377
Ingredion, Inc.	295	32,016
Insperity, Inc.	268	31,415
Integra LifeSciences Holdings Corp.(b)	256	11,149
Interactive Brokers Group, Inc., Class A	507	42,030
International Bancshares Corp.	145	7,876
IPG Photonics Corp.(b)	315	34,190
Iridium Communications, Inc.	2,068	85,119
ITT, Inc.	81	9,665
Janus Henderson Group PLC	1,152	34,733
Jazz Pharmaceuticals PLC(b)	598	73,554
Jefferies Financial Group, Inc.	486	19,639
Jones Lang LaSalle, Inc.(b)	95	17,943
KB Home	739	46,158
KBR, Inc.	303	16,789
Kemper Corp.	765	37,233
Kilroy Realty Corp.	219	8,725

Security Description	Shares	Value
Kinsale Capital Group, Inc.	53	$17,750
Kirby Corp.(b)	322	25,271
Kite Realty Group Trust, REIT	271	6,195
Knife River Corp.(b)	225	14,890
Knight-Swift Transportation Holdings, Inc.	285	16,430
Kyndryl Holdings, Inc.(b)	1,139	23,668
Lamar Advertising Co., Class A	56	5,952
Lancaster Colony Corp.	189	31,448
Landstar System, Inc.	89	17,235
Lantheus Holdings, Inc.(b)	227	14,074
Lattice Semiconductor Corp.(b)	815	56,227
Lear Corp.	70	9,885
Leggett & Platt, Inc.	656	17,168
Lennox International, Inc.	41	18,348
Light & Wonder, Inc.(b)	999	82,028
Lincoln Electric Holdings, Inc.	152	33,054
Lithia Motors, Inc.	140	46,099
Littelfuse, Inc.	96	25,686
LivaNova PLC(b)	903	46,721
Livent Corp.(b)	5,135	92,327
Louisiana-Pacific Corp.	219	15,512
Lumentum Holdings, Inc.(b)	955	50,061
MACOM Technology Solutions Holdings, Inc.(b)	582	54,097
Macy’s, Inc.	1,811	36,437
Manhattan Associates, Inc.(b)	188	40,480
ManpowerGroup, Inc.	205	16,291
Marriott Vacations Worldwide Corp.	130	11,036
Masimo Corp.(b)	159	18,636
MasTec, Inc.(b)	239	18,097
Matador Resources Co.	160	9,098
Mattel, Inc.(b)	908	17,143
Maximus, Inc.	370	31,028
MDU Resources Group, Inc.	726	14,375
Medical Properties Trust, Inc.	13,428	65,931
Medpace Holdings, Inc.(b)	198	60,693
MGIC Investment Corp.	1,740	33,565
Middleby Corp.(b)	233	34,291
MKS Instruments, Inc.	599	61,619
Morningstar, Inc.	115	32,918
MP Materials Corp.(b)	1,074	21,319
MSA Safety, Inc.	186	31,402
MSC Industrial Direct Co., Inc., Class A	108	10,936
Murphy Oil Corp.	206	8,788
Murphy USA, Inc.	69	24,603
National Fuel Gas Co.	464	23,279
National Storage Affiliates Trust	685	28,407
Neogen Corp.(b)	926	18,622
Neurocrine Biosciences, Inc.(b)	612	80,637
New Jersey Resources Corp.	536	23,895
New York Community Bancorp, Inc.	718	7,345

Security Description	Shares	Value
New York Times Co., Class A	900	$44,091
NewMarket Corp.	22	12,008
Nexstar Media Group, Inc.	283	44,360
NNN REIT, Inc.	146	6,293
Nordstrom, Inc.	1,928	35,572
NorthWestern Energy Group, Inc.	405	20,610
NOV, Inc.	996	20,199
Novanta, Inc.(b)	103	17,346
nVent Electric PLC	424	25,054
OGE Energy Corp.	596	20,818
Old National Bancorp	430	7,263
Old Republic International Corp.	619	18,199
Olin Corp.	208	11,222
Ollie’s Bargain Outlet Holdings, Inc.(b)	326	24,740
Omega Healthcare Investors, Inc.	2,063	63,252
ONE Gas, Inc.	384	24,468
Onto Innovation, Inc.(b)	360	55,044
Option Care Health, Inc.(b)	844	28,434
Ormat Technologies, Inc.	299	22,661
Oshkosh Corp.	315	34,149
Ovintiv, Inc.	205	9,004
Owens Corning	65	9,635
Park Hotels & Resorts, Inc.	690	10,557
Patterson Cos., Inc.	395	11,238
Paylocity Holding Corp.(b)	276	45,499
PBF Energy, Inc., Class A	576	25,321
Penn Entertainment, Inc.(b)	441	11,475
Penske Automotive Group, Inc.	253	40,609
Penumbra, Inc.(b)	45	11,319
Performance Food Group Co.(b)	384	26,554
Permian Resources Corp.	665	9,044
Perrigo Co. PLC	2,428	78,133
Physicians Realty Trust	666	8,864
Pilgrim’s Pride Corp.(b)	1,196	33,081
Pinnacle Financial Partners, Inc.	83	7,239
Planet Fitness, Inc., Class A(b)	350	25,550
PNM Resources, Inc.	491	20,426
Polaris, Inc.	264	25,019
Portland General Electric Co.	491	21,280
Post Holdings, Inc.(b)	545	47,993
PotlatchDeltic Corp.	310	15,221
Power Integrations, Inc.	644	52,879
Primerica, Inc.	169	34,773
Progyny, Inc.(b)	697	25,914
Prosperity Bancshares, Inc.	109	7,383
PVH Corp.	293	35,781
Qualys, Inc.(b)	447	87,737
QuidelOrtho Corp.(b)	255	18,793
R1 RCM, Inc.(b)	1,506	15,918
Rambus, Inc.(b)	770	52,552

Security Description	Shares	Value
Range Resources Corp.	287	$8,736
Rayonier, Inc.	444	14,834
RBC Bearings, Inc.(b)	32	9,116
Regal Rexnord Corp.	74	10,953
Reinsurance Group of America, Inc.	193	31,224
Reliance Steel & Aluminum Co.	66	18,459
RenaissanceRe Holdings Ltd.	156	30,576
Repligen Corp.(b)	350	62,930
Restoration Hardware, Inc.(b)	72	20,987
Rexford Industrial Realty, Inc.	160	8,976
RLI Corp.	135	17,971
Royal Gold, Inc.	150	18,144
RPM International, Inc.	98	10,940
Ryder System, Inc.	150	17,259
Sabra Health Care REIT, Inc.	4,451	63,516
Saia, Inc.(b)	41	17,967
Science Applications International Corp.	163	20,264
Scotts Miracle-Gro Co.	3,115	198,581
SEI Investments Co.	524	33,300
Selective Insurance Group, Inc.	179	17,807
Sensata Technologies Holding PLC	945	35,504
Service Corp. International	363	24,847
Shockwave Medical, Inc.(b)	121	23,058
Silgan Holdings, Inc.	142	6,426
Silicon Laboratories, Inc.(b)	414	54,760
Simpson Manufacturing Co., Inc.	51	10,097
Skechers USA, Inc., Class A(b)	519	32,354
SLM Corp.	1,662	31,777
Sonoco Products Co.	110	6,146
Sotera Health Co.(b)	1,638	27,600
SouthState Corp.	88	7,432
Southwest Gas Holdings, Inc.	386	24,453
Southwestern Energy Co.(b)	1,384	9,065
Spire, Inc.	376	23,440
Spirit Realty Capital, Inc.	146	6,379
Sprouts Farmers Market, Inc.(b)	547	26,316
STAG Industrial, Inc., REIT	230	9,030
Starwood Property Trust, Inc.	348	7,315
Stericycle, Inc.(b)	487	24,136
Stifel Financial Corp.	644	44,533
Sunrun, Inc.(b)	1,628	31,958
Super Micro Computer, Inc.(b)	152	43,208
Synaptics, Inc.(b)	470	53,618
Synovus Financial Corp.	193	7,266
Taylor Morrison Home Corp.(b)	873	46,575
TD SYNNEX Corp.	77	8,286
TEGNA, Inc.	2,729	41,754
Tempur Sealy International, Inc.	370	18,859
Tenet Healthcare Corp.(b)	879	66,426
Teradata Corp.(b)	967	42,074

Security Description	Shares	Value
Terex Corp.	611	$35,108
Tetra Tech, Inc.	95	15,858
Texas Capital Bancshares, Inc.(b)	547	35,353
Texas Roadhouse, Inc.	557	68,082
Thor Industries, Inc.	221	26,133
Timken Co.	120	9,618
TKO Group Holdings, Inc.	571	46,582
Toll Brothers, Inc.	452	46,461
TopBuild Corp.(b)	55	20,584
Toro Co.	376	36,092
Travel & Leisure Co.	268	10,476
Trex Co., Inc.(b)	234	19,373
U.S. Foods Holding Corp.(b)	566	25,702
U.S. Steel Corp.	503	24,471
UFP Industries, Inc.	54	6,780
UGI Corp.	1,029	25,313
UMB Financial Corp.	184	15,373
Under Armour, Inc., Class A(b)	1,863	16,376
Under Armour, Inc., Class C(b)	1,976	16,500
United Bankshares, Inc.	199	7,472
United Therapeutics Corp.(b)	299	65,747
Universal Display Corp.	91	17,405
Unum Group	842	38,075
Vail Resorts, Inc.	45	9,606
Valaris Ltd.(b)	289	19,817
Valley National Bancorp	702	7,624
Valmont Industries, Inc.	43	10,041
Valvoline, Inc.(b)	300	11,274
Vishay Intertechnology, Inc.	681	16,324
Visteon Corp.(b)	193	24,106
Vistra Corp.	570	21,956
Vontier Corp.	920	31,786
Vornado Realty Trust, REIT	301	8,503
Voya Financial, Inc.	432	31,519
Watsco, Inc.	24	10,283
Watts Water Technologies, Inc., Class A	54	11,250
Weatherford International PLC(b)	220	21,523
Webster Financial Corp.	659	33,451
Wendy’s Co.	3,294	64,167
Werner Enterprises, Inc.	391	16,567
WESCO International, Inc.	50	8,694
Western Union Co.	2,637	31,433
Westlake Corp.	82	11,477
WEX, Inc.(b)	176	34,241
Williams-Sonoma, Inc.	123	24,819
Wingstop, Inc.	256	65,684
Wintrust Financial Corp.	153	14,191
Wolfspeed, Inc.(b)	396	17,230
Woodward, Inc.	65	8,848
WP Carey, Inc., REIT	135	8,749

Security Description	Shares	Value
Wyndham Hotels & Resorts, Inc.	133	$10,695
XPO, Inc.(b)	193	16,905
YETI Holdings, Inc.(b)	373	19,314
Ziff Davis, Inc.(b)	1,329	89,296
ZoomInfo Technologies, Inc.(b)	2,685	49,646
TOTAL INVESTMENTS – 99.8% (Cost $9,802,204)		11,218,519
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		20,677
NET ASSETS – 100.0%		$11,239,196

____________

(a)      Position currently expected to be disposed of in connection with the Reorganization.

(b)      Non-income producing security.

PLC = Public Limited Company

REIT = Real Estate Investment Trust

Syntax Stratified SmallCap ETF
Schedule of Investments
December 31, 2023

Security Description	Shares	Value
COMMON STOCK – 99.8%(a)
3D Systems Corp.(b)	3,989	$25,330
A10 Networks, Inc.	7,725	101,738
AAON, Inc.	249	18,394
AAR Corp.(b)	266	16,598
Abercrombie & Fitch Co., Class A(b)	209	18,438
ABM Industries, Inc.	451	20,218
Academy Sports & Outdoors, Inc.	702	46,332
Acadia Realty Trust, REIT	554	9,412
ACI Worldwide, Inc.(b)	705	21,573
AdaptHealth Corp.(b)	5,947	43,354
Addus HomeCare Corp.(b)	214	19,870
Adeia, Inc.	3,317	41,098
Adtalem Global Education, Inc.(b)	409	24,111
ADTRAN Holdings, Inc.	16,113	118,269
Advance Auto Parts, Inc.	348	21,238
Advanced Energy Industries, Inc.	256	27,884
AdvanSix, Inc.	804	24,088
AeroVironment, Inc.(b)	315	39,703
Agiliti, Inc.(b)	6,633	52,533
Agilysys, Inc.(b)	234	19,848
Alamo Group, Inc.	90	18,917
Alarm.com Holdings, Inc.(b)	1,730	111,793
Alaska Air Group, Inc.(b)	1,105	43,172
Albany International Corp., Class A	314	30,841
Alexander & Baldwin, Inc.	503	9,567
Alkermes PLC(b)	1,450	40,223
Allegiant Travel Co.	525	43,370
Alpha & Omega Semiconductor Ltd.(b)	2,888	75,261
Alpha Metallurgical Resources, Inc.	45	15,251
Ambac Financial Group, Inc.(b)	1,200	19,776
AMC Networks, Inc., Class A(b)	2,749	51,654
American Assets Trust, Inc., REIT	510	11,480
American Axle & Manufacturing Holdings, Inc.(b)	4,350	38,323
American Eagle Outfitters, Inc.	812	17,182
American Equity Investment Life Holding Co.(b)	888	49,550
American States Water Co.	658	52,916
American Woodmark Corp.(b)	140	12,999
America’s Car-Mart, Inc.(b)	323	24,474
Ameris Bancorp	58	3,077
AMERISAFE, Inc.	822	38,453
AMN Healthcare Services, Inc.(b)	134	10,034
Amphastar Pharmaceuticals, Inc.(b)	926	57,273
Andersons, Inc.	531	30,554
ANI Pharmaceuticals, Inc.(b)	1,072	59,110
Anywhere Real Estate, Inc.(b)	5,168	41,912
Apogee Enterprises, Inc.	253	13,513

Security Description	Shares	Value
Apollo Commercial Real Estate Finance, Inc., REIT	247	$2,900
Apollo Medical Holdings, Inc.(b)	1,966	75,298
Apple Hospitality REIT, Inc.	1,295	21,510
Applied Industrial Technologies, Inc.	114	19,687
Arbor Realty Trust, Inc.	198	3,006
ArcBest Corp.	138	16,589
Archrock, Inc.	964	14,846
Arcosa, Inc.	211	17,437
Arcus Biosciences, Inc.(b)	1,665	31,801
Arlo Technologies, Inc.(b)	2,098	19,973
Armada Hoffler Properties, Inc., REIT	916	11,331
ARMOUR Residential REIT, Inc.	575	11,109
Armstrong World Industries, Inc.	135	13,273
Artisan Partners Asset Management, Inc., Class A	2,005	88,581
Artivion, Inc.(b)	1,213	21,688
Asbury Automotive Group, Inc.(b)	90	20,247
Assured Guaranty Ltd.	694	51,932
Astec Industries, Inc.	530	19,716
ATI, Inc.(b)	355	16,142
Atlantic Union Bankshares Corp.	79	2,887
ATN International, Inc.	1,531	59,663
Avanos Medical, Inc.(b)	1,032	23,148
Avista Corp.	1,528	54,611
Axcelis Technologies, Inc.(b)	102	13,228
Axos Financial, Inc.(b)	293	15,998
AZZ, Inc.	273	15,859
B Riley Financial, Inc.	519	10,894
B&G Foods, Inc.	1,751	18,385
Badger Meter, Inc.	132	20,377
Balchem Corp.	60	8,925
Banc of California, Inc.	216	2,901
BancFirst Corp.	29	2,823
Bancorp, Inc.(b)	559	21,555
Bank of Hawaii Corp.	224	16,231
BankUnited, Inc.	91	2,951
Banner Corp.	55	2,946
Barnes Group, Inc.	286	9,332
Benchmark Electronics, Inc.	1,705	47,126
Berkshire Hills Bancorp, Inc.	116	2,880
BioLife Solutions, Inc.(b)	2,119	34,434
BJ’s Restaurants, Inc.(b)	645	23,226
Blackstone Mortgage Trust, Inc., Class A	130	2,765
Bloomin’ Brands, Inc.	861	24,237
Boise Cascade Co.	164	21,215
Boot Barn Holdings, Inc.(b)	331	25,408
Brady Corp., Class A	348	20,424
Brandywine Realty Trust, REIT	2,928	15,811
Bread Financial Holdings, Inc.	713	23,486
Brightsphere Investment Group, Inc.	4,236	81,162
Brinker International, Inc.(b)	529	22,842

Security Description	Shares	Value
Bristow Group, Inc.(b)	547	$15,464
Brookline Bancorp, Inc.	267	2,913
Buckle, Inc.	1,171	55,646
Calavo Growers, Inc.	1,033	30,381
Caleres, Inc.	869	26,704
California Resources Corp.	561	30,675
California Water Service Group	1,027	53,270
Callon Petroleum Co.(b)	939	30,424
Cal-Maine Foods, Inc.	543	31,163
Capitol Federal Financial, Inc.	2,522	16,267
CareTrust REIT, Inc.	4,361	97,599
Cargurus, Inc.(b)	2,281	55,109
Carpenter Technology Corp.	215	15,222
Cars.com, Inc.(b)	2,589	49,113
Catalyst Pharmaceuticals, Inc.(b)	2,320	38,999
Cathay General Bancorp	70	3,120
Cavco Industries, Inc.(b)	72	24,957
Centerspace, REIT	201	11,698
Central Garden & Pet Co.(b)	198	9,922
Central Garden & Pet Co., Class A(b)	222	9,777
Central Pacific Financial Corp.	762	14,996
Century Aluminum Co.(b)	1,781	21,621
Century Communities, Inc.	279	25,428
Cerence, Inc.(b)	5,738	112,809
Certara, Inc.(b)	2,396	42,146
CEVA, Inc.(b)	3,034	68,902
Chatham Lodging Trust, REIT	1,208	12,950
Cheesecake Factory, Inc.	636	22,266
Chefs’ Warehouse, Inc.(b)	2,108	62,038
Chesapeake Utilities Corp.	534	56,406
Chico’s FAS, Inc.(b)	2,171	16,456
Chuy’s Holdings, Inc.(b)	586	22,403
Cinemark Holdings, Inc.(b)	3,346	47,145
City Holding Co.	145	15,988
Clearwater Paper Corp.(b)	915	33,050
Clearway Energy, Inc., Class A	1,140	29,161
Clearway Energy, Inc., Class C	1,080	29,624
Cogent Communications Holdings, Inc.	711	54,079
Cohu, Inc.(b)	888	31,426
Collegium Pharmaceutical, Inc.(b)	1,372	42,230
Community Bank System, Inc.	507	26,420
Community Healthcare Trust, Inc., REIT	3,487	92,894
Compass Minerals International, Inc.	572	14,483
Comstock Resources, Inc.	3,166	28,019
CONMED Corp.	201	22,012
Consensus Cloud Solutions, Inc.(b)	3,855	101,040
CONSOL Energy, Inc.	137	13,773
Consolidated Communications Holdings, Inc.(b)	11,263	48,994
Corcept Therapeutics, Inc.(b)	1,412	45,862
Core Laboratories, Inc.	786	13,881

Security Description	Shares	Value
CoreCivic, Inc.(b)	1,188	$17,262
Corsair Gaming, Inc.(b)	2,390	33,699
CorVel Corp.(b)	87	21,507
Cracker Barrel Old Country Store, Inc.	290	22,353
Cross Country Healthcare, Inc.(b)	460	10,414
CSG Systems International, Inc.	629	33,469
CTS Corp.	804	35,167
Cushman & Wakefield PLC(b)	3,691	39,863
Customers Bancorp, Inc.(b)	491	28,291
CVB Financial Corp.	140	2,827
CVR Energy, Inc.	1,636	49,571
Cytek Biosciences, Inc.(b)	3,671	33,480
Cytokinetics, Inc.(b)	771	64,371
Dana, Inc.	2,403	35,108
Dave & Buster’s Entertainment, Inc.(b)	348	18,740
Deluxe Corp.	2,672	57,314
Designer Brands, Inc., Class A	2,956	26,161
DiamondRock Hospitality Co., REIT	1,429	13,418
Digi International, Inc.(b)	2,707	70,382
Digital Turbine, Inc.(b)	3,194	21,911
Dime Community Bancshares, Inc.	114	3,070
Dine Brands Global, Inc.	430	21,349
Diodes, Inc.(b)	909	73,193
DISH Network Corp., Class A(b)	10,771	62,149
Donnelley Financial Solutions, Inc.(b)	1,305	81,393
Dorian LPG Ltd.	1,253	54,969
Dorman Products, Inc.(b)	439	36,617
DoubleVerify Holdings, Inc.(b)	588	21,627
Douglas Emmett, Inc.	1,019	14,775
Dril-Quip, Inc.(b)	654	15,219
DXC Technology Co.(b)	2,760	63,121
DXP Enterprises, Inc.(b)	573	19,310
Dycom Industries, Inc.(b)	225	25,895
Dynavax Technologies Corp.(b)	2,463	34,433
Eagle Bancorp, Inc.	102	3,074
Easterly Government Properties, Inc., REIT	1,152	15,483
Edgewell Personal Care Co.	942	34,505
elf Beauty, Inc.(b)	260	37,528
Ellington Financial, Inc., REIT	850	10,803
Elme Communities, REIT	802	11,709
Embecta Corp.	7,334	138,833
Employers Holdings, Inc.	1,003	39,518
Encore Capital Group, Inc.(b)	475	24,106
Encore Wire Corp.	255	54,468
Energizer Holdings, Inc.	1,061	33,612
Enerpac Tool Group Corp.	578	17,970
Enhabit, Inc.(b)	1,778	18,402
Enova International, Inc.(b)	462	25,576
Enpro, Inc.	63	9,875
Ensign Group, Inc.	184	20,647

Security Description	Shares	Value
Envestnet, Inc.(b)	465	$23,027
Enviri Corp.(b)	2,003	18,027
ePlus, Inc.(b)	950	75,848
ESCO Technologies, Inc.	185	21,651
Essential Properties Realty Trust, Inc., REIT	451	11,528
Ethan Allen Interiors, Inc.	560	17,875
EVERTEC, Inc.	839	34,349
EW Scripps Co., Class A(b)	6,318	50,481
eXp World Holdings, Inc.	2,232	34,641
Extreme Networks, Inc.(b)	3,859	68,073
EZCORP, Inc., Class A(b)	2,518	22,007
Fabrinet(b)	262	49,866
FB Financial Corp.	75	2,989
Federal Signal Corp.	233	17,880
First Bancorp	1,531	25,185
First Bancorp	79	2,924
First Commonwealth Financial Corp.	186	2,872
First Financial Bancorp	120	2,850
First Hawaiian, Inc.	130	2,972
Foot Locker, Inc.	1,747	54,419
FormFactor, Inc.(b)	782	32,617
Forrester Research, Inc.(b)	1,297	34,773
Fortrea Holdings, Inc.(b)	915	31,933
Forward Air Corp.	292	18,358
Four Corners Property Trust, Inc., REIT	362	9,159
Franklin BSP Realty Trust, Inc.	808	10,916
Franklin Electric Co., Inc.	533	51,514
Fresh Del Monte Produce, Inc.	1,179	30,949
Frontdoor, Inc.(b)	564	19,864
Fulgent Genetics, Inc.(b)	1,039	30,037
Fulton Financial Corp.	176	2,897
Gentherm, Inc.(b)	719	37,647
Genworth Financial, Inc., Class A(b)	7,875	52,605
GEO Group, Inc., REIT(b)	1,593	17,252
Getty Realty Corp., REIT	301	8,795
Gibraltar Industries, Inc.(b)	177	13,979
G-III Apparel Group Ltd.(b)	1,032	35,067
Glaukos Corp.(b)	344	27,345
Global Net Lease, Inc., REIT	1,601	15,930
GMS, Inc.(b)	255	21,020
Gogo, Inc.(b)	4,765	48,269
Golden Entertainment, Inc.	418	16,691
Goosehead Insurance, Inc., Class A(b)	463	35,095
Granite Construction, Inc.	509	25,888
Green Brick Partners, Inc.(b)	427	22,178
Green Dot Corp., Class A(b)	3,571	35,353
Green Plains, Inc.(b)	1,209	30,491
Greenbrier Cos., Inc.	427	18,865
Griffon Corp.	1,149	70,032
Group 1 Automotive, Inc.	70	21,332

Security Description	Shares	Value
Guess?, Inc.	743	$17,134
Hain Celestial Group, Inc.(b)	1,780	19,491
Hanesbrands, Inc.(b)	8,499	37,906
Hanmi Financial Corp.	146	2,832
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	770	21,237
Harmonic, Inc.(b)	9,369	122,172
Harmony Biosciences Holdings, Inc.(b)	1,060	34,238
Haverty Furniture Cos., Inc.	3,017	107,103
Hawkins, Inc.	349	24,577
Haynes International, Inc.	288	16,430
Hayward Holdings, Inc.(b)	965	13,124
HB Fuller Co.	83	6,757
HCI Group, Inc.	556	48,594
Healthcare Services Group, Inc.(b)	2,007	20,813
HealthStream, Inc.	1,514	40,923
Heartland Express, Inc.	1,071	15,272
Heidrick & Struggles International, Inc.	335	9,893
Helix Energy Solutions Group, Inc.(b)	1,484	15,256
Helmerich & Payne, Inc.	391	14,162
Heritage Financial Corp.	137	2,930
Hibbett, Inc.	602	43,356
Highwoods Properties, Inc.	405	9,299
Hillenbrand, Inc.	579	27,705
Hilltop Holdings, Inc.	85	2,993
HNI Corp.	408	17,067
Hope Bancorp, Inc.	250	3,020
Horace Mann Educators Corp.	1,481	48,429
Hub Group, Inc., Class A(b)	231	21,238
Hudson Pacific Properties, Inc.	1,917	17,847
Ichor Holdings Ltd.(b)	457	15,369
ICU Medical, Inc.(b)	255	25,434
Independent Bank Corp.	44	2,896
Independent Bank Group, Inc.	68	3,460
Ingevity Corp.(b)	195	9,208
Innospec, Inc.	58	7,148
Innovative Industrial Properties, Inc., REIT	123	12,401
Innoviva, Inc.(b)	2,482	39,811
Insight Enterprises, Inc.(b)	109	19,314
Installed Building Products, Inc.	74	13,529
Insteel Industries, Inc.	359	13,746
Integer Holdings Corp.(b)	244	24,176
Inter Parfums, Inc.	247	35,570
InterDigital, Inc.	309	33,539
Interface, Inc.	1,114	14,059
iRobot Corp.(b)	411	15,906
Ironwood Pharmaceuticals, Inc.(b)	3,581	40,967
Itron, Inc.(b)	279	21,067
J & J Snack Foods Corp.	106	17,717
Jack in the Box, Inc.	619	50,529
Jackson Financial, Inc., Class A	815	41,728

Security Description	Shares	Value
JBG SMITH Properties	945	$16,074
JetBlue Airways Corp.(b)	7,280	40,404
John B Sanfilippo & Son, Inc.	182	18,753
John Bean Technologies Corp.	223	22,177
John Wiley & Sons, Inc., Class A	1,076	34,152
Kaiser Aluminum Corp.	468	33,317
Kaman Corp.	724	17,340
Kelly Services, Inc., Class A	436	9,426
Kennametal, Inc.	961	24,784
Kennedy-Wilson Holdings, Inc.	924	11,439
KKR Real Estate Finance Trust, Inc., REIT	216	2,858
Knowles Corp.(b)	3,070	54,984
Kohl’s Corp.	1,329	38,116
Kontoor Brands, Inc.	607	37,889
Koppers Holdings, Inc.	497	25,456
Korn Ferry	171	10,149
Kulicke & Soffa Industries, Inc.	241	13,188
Lakeland Financial Corp.	406	26,455
La-Z-Boy, Inc.	459	16,946
LCI Industries	422	53,050
LeMaitre Vascular, Inc.	400	22,704
Leslie’s, Inc.(b)	18,066	124,836
LGI Homes, Inc.(b)	180	23,969
Liberty Energy, Inc.	1,575	28,570
Ligand Pharmaceuticals, Inc.(b)	851	60,778
Lincoln National Corp.	810	21,846
Lindsay Corp.	139	17,953
Liquidity Services, Inc.(b)	2,877	49,513
LiveRamp Holdings, Inc.(b)	576	21,819
LTC Properties, Inc., REIT	594	19,079
Lumen Technologies, Inc.(b)	33,038	60,460
LXP Industrial Trust, REIT	1,190	11,805
M/I Homes, Inc.(b)	191	26,308
Macerich Co.	655	10,107
Madison Square Garden Sports Corp.(b)	70	12,728
Marcus & Millichap, Inc.	885	38,657
Marcus Corp.	3,497	50,986
MarineMax, Inc.(b)	588	22,873
Marten Transport Ltd.	769	16,134
Masterbrand, Inc.(b)	852	12,652
Materion Corp.	123	16,006
Mativ Holdings, Inc.	2,276	34,846
Matson, Inc.	149	16,330
Matthews International Corp., Class A	478	17,519
MaxLinear, Inc.(b)	3,383	80,414
MDC Holdings, Inc.	445	24,586
Medifast, Inc.	792	53,238
Mercer International, Inc.	3,283	31,123
Mercury General Corp.	1,265	47,197
Mercury Systems, Inc.(b)	510	18,651

Security Description	Shares	Value
Merit Medical Systems, Inc.(b)	314	$23,851
Meritage Homes Corp.	139	24,214
Mesa Laboratories, Inc.	271	28,393
Methode Electronics, Inc.	1,524	34,641
MGP Ingredients, Inc.	747	73,594
Middlesex Water Co.	796	52,234
MillerKnoll, Inc.	588	15,688
Minerals Technologies, Inc.	129	9,199
Mister Car Wash, Inc.(b)	2,523	21,799
ModivCare, Inc.(b)	360	15,836
Moelis & Co., Class A	246	13,808
Monarch Casino & Resort, Inc.	254	17,564
Monro, Inc.	648	19,012
Moog, Inc., Class A	118	17,084
Movado Group, Inc.	1,173	35,366
Mr Cooper Group, Inc.(b)	515	33,537
Mueller Industries, Inc.	1,155	54,458
Myers Industries, Inc.	456	8,915
MYR Group, Inc.(b)	183	26,467
Myriad Genetics, Inc.(b)	760	14,546
N-able, Inc.(b)	1,613	21,372
Nabors Industries Ltd.(b)	179	14,612
National Bank Holdings Corp., Class A	682	25,364
National Beverage Corp.(b)	386	19,192
National HealthCare Corp.	220	20,332
National Presto Industries, Inc.	501	40,220
National Vision Holdings, Inc.(b)	1,748	36,586
Navient Corp.	1,183	22,027
NBT Bancorp, Inc.	70	2,934
NCR Atleos Corp.(b)	1,502	36,484
NCR Voyix Corp.(b)	450	7,609
NeoGenomics, Inc.(b)	769	12,442
NetScout Systems, Inc.(b)	3,062	67,211
New York Mortgage Trust, Inc.	1,223	10,432
Newell Brands, Inc.	1,950	16,926
NexPoint Residential Trust, Inc., REIT	338	11,637
NMI Holdings, Inc., Class A(b)	699	20,746
Northern Oil & Gas, Inc.	767	28,433
Northfield Bancorp, Inc.	245	3,082
Northwest Bancshares, Inc.	1,230	15,350
Northwest Natural Holding Co.	1,391	54,166
NOW, Inc.(b)	1,296	14,671
Nu Skin Enterprises, Inc., Class A	1,849	35,908
NV5 Global, Inc.(b)	237	26,335
Oceaneering International, Inc.(b)	725	15,428
ODP Corp.(b)	838	47,179
OFG Bancorp	684	25,636
O-I Glass, Inc.(b)	1,829	29,959
Oil States International, Inc.(b)	2,074	14,082
Olympic Steel, Inc.	249	16,608

Security Description	Shares	Value
OmniAb, Inc.(b),(c)	198	$—
OmniAb, Inc.(b),(c)	198	—
Omnicell, Inc.(b)	625	23,519
OPENLANE, Inc.(b)	1,372	20,319
OraSure Technologies, Inc.(b)	3,960	32,472
Organon & Co.	3,402	49,057
OSI Systems, Inc.(b)	163	21,035
Otter Tail Corp.	708	60,159
Outfront Media, Inc.	688	9,604
Owens & Minor, Inc.(b)	2,248	43,319
Oxford Industries, Inc.	176	17,600
Pacific Premier Bancorp, Inc.	102	2,969
Pacira BioSciences, Inc.(b)	1,335	45,043
Palomar Holdings, Inc.(b)	806	44,733
Papa John’s International, Inc.	700	53,361
Par Pacific Holdings, Inc.(b)	1,467	53,355
Park National Corp.	21	2,790
Pathward Financial, Inc.	469	24,824
Patrick Industries, Inc.	372	37,330
Patterson-UTI Energy, Inc.	1,295	13,986
Payoneer Global, Inc.(b)	6,398	33,334
PC Connection, Inc.	284	19,088
PDF Solutions, Inc.(b)	410	13,177
Pebblebrook Hotel Trust	916	14,638
Pediatrix Medical Group, Inc.(b)	7,093	65,965
PennyMac Mortgage Investment Trust, REIT	762	11,392
Perdoceo Education Corp.	1,336	23,460
Perficient, Inc.(b)	1,017	66,939
PGT Innovations, Inc.(b)	371	15,100
Phibro Animal Health Corp., Class A	4,741	54,901
Phillips Edison & Co., Inc., REIT	248	9,047
Phinia, Inc.	739	22,384
Photronics, Inc.(b)	597	18,728
Piper Sandler Cos.	82	14,339
Pitney Bowes, Inc.	4,406	19,386
PJT Partners, Inc., Class A	135	13,752
Plexus Corp.(b)	969	104,778
Powell Industries, Inc.	288	25,459
PRA Group, Inc.(b)	1,057	27,693
Preferred Bank	42	3,068
Premier, Inc., Class A	2,345	52,434
Prestige Consumer Healthcare, Inc.(b)	882	53,996
PriceSmart, Inc.	843	63,883
Privia Health Group, Inc.(b)	663	15,269
ProAssurance Corp.	3,049	42,046
PROG Holdings, Inc.(b)	738	22,812
Progress Software Corp.	370	20,091
ProPetro Holding Corp.(b)	1,679	14,070
Proto Labs, Inc.(b)	1,312	51,116
Provident Financial Services, Inc.	163	2,939

Security Description	Shares	Value
Quaker Chemical Corp.	35	$7,470
Quanex Building Products Corp.	378	11,555
QuinStreet, Inc.(b)	1,264	16,204
Radian Group, Inc.	760	21,698
RadNet, Inc.(b)	386	13,421
Ready Capital Corp., REIT	258	2,644
Redwood Trust, Inc., REIT	2,022	14,983
REGENXBIO, Inc.(b)	1,343	24,107
Renasant Corp.	86	2,896
Resideo Technologies, Inc.(b)	704	13,249
Resources Connection, Inc.	917	12,994
Retail Opportunity Investments Corp., REIT	651	9,134
REX American Resources Corp.(b)	663	31,360
Rogers Corp.(b)	51	6,736
RPC, Inc.	2,000	14,560
Rush Enterprises, Inc., Class A	190	9,557
RXO, Inc.(b)	710	16,515
S&T Bancorp, Inc.	90	3,008
Sabre Corp.(b)	12,685	55,814
Safehold, Inc.	501	11,723
Safety Insurance Group, Inc.	624	47,418
Sally Beauty Holdings, Inc.(b)	3,565	47,343
Sanmina Corp.(b)	1,979	101,661
Saul Centers, Inc., REIT	225	8,836
ScanSource, Inc.(b)	505	20,003
Scholastic Corp.	827	31,178
Schrodinger, Inc.(b)	1,232	44,106
Seacoast Banking Corp. of Florida	105	2,988
Sealed Air Corp.	830	30,312
Select Medical Holdings Corp.	2,796	65,706
Semtech Corp.(b)	3,274	71,733
Sensient Technologies Corp.	355	23,430
Service Properties Trust, REIT	1,600	13,664
ServisFirst Bancshares, Inc.	50	3,331
Shake Shack, Inc., Class A(b)	808	59,889
Shenandoah Telecommunications Co.	2,366	51,153
Shoe Carnival, Inc.	913	27,582
Shutterstock, Inc.	1,095	52,867
Signet Jewelers Ltd.	337	36,147
Simmons First National Corp., Class A	156	3,095
Simply Good Foods Co.(b)	451	17,860
Simulations Plus, Inc.	1,000	44,750
SiriusPoint Ltd.(b)	4,566	52,966
SITE Centers Corp., REIT	647	8,819
SiTime Corp.(b)	572	69,830
Six Flags Entertainment Corp.(b)	644	16,152
SJW Group	796	52,019
SkyWest, Inc.(b)	803	41,917
SL Green Realty Corp.	341	15,403
SM Energy Co.	791	30,628

Security Description	Shares	Value
SMART Global Holdings, Inc.(b)	3,747	$70,931
SolarEdge Technologies, Inc.(b)	315	29,484
Sonic Automotive, Inc., Class A	390	21,922
Sonos, Inc.(b)	2,029	34,777
Southside Bancshares, Inc.	90	2,819
SpartanNash Co.	2,575	59,096
SPS Commerce, Inc.(b)	109	21,129
SPX Technologies, Inc.(b)	556	56,162
St. Joe Co.	202	12,156
STAAR Surgical Co.(b)	420	13,108
Standard Motor Products, Inc.	896	35,670
Standex International Corp.	425	67,311
Stellar Bancorp, Inc.	106	2,951
Stepan Co.	94	8,888
Steven Madden Ltd.	837	35,154
Stewart Information Services Corp.	611	35,896
StoneX Group, Inc.(b)	513	37,875
Strategic Education, Inc.	270	24,940
Stride, Inc.(b)	406	24,104
Sturm Ruger & Co., Inc.	1,123	51,040
Summit Hotel Properties, Inc., REIT	1,924	12,929
Sun Country Airlines Holdings, Inc.(b)	2,304	36,242
SunCoke Energy, Inc.	1,506	16,174
SunPower Corp.(b)	11,282	54,492
Sunstone Hotel Investors, Inc.	1,211	12,994
Supernus Pharmaceuticals, Inc.(b)	1,218	35,249
Sylvamo Corp.	541	26,569
Talos Energy, Inc.(b)	2,093	29,783
Tandem Diabetes Care, Inc.(b)	5,469	161,773
Tanger, Inc.	330	9,148
TechTarget, Inc.(b)	523	18,232
Telephone & Data Systems, Inc.	2,646	48,554
Tennant Co.	271	25,119
Thryv Holdings, Inc.(b)	2,565	52,198
TimkenSteel Corp.(b)	686	16,087
Titan International, Inc.(b)	589	8,764
Tompkins Financial Corp.	47	2,831
Tootsie Roll Industries, Inc.	523	17,385
Topgolf Callaway Brands Corp.(b)	3,830	54,922
TreeHouse Foods, Inc.(b)	432	17,906
Tri Pointe Homes, Inc.(b)	698	24,709
Trinity Industries, Inc.	636	16,911
TripAdvisor, Inc.(b)	2,750	59,207
Triumph Financial, Inc.(b)	341	27,341
Triumph Group, Inc.(b)	1,428	23,676
TrueBlue, Inc.(b)	646	9,910
Trupanion, Inc.(b)	1,696	51,745
TrustCo Bank Corp.	489	15,183
Trustmark Corp.	108	3,011
TTEC Holdings, Inc.	464	10,055

Security Description	Shares	Value
TTM Technologies, Inc.(b)	3,311	$52,347
Two Harbors Investment Corp.	790	11,005
U.S. Physical Therapy, Inc.	158	14,716
U.S. Silica Holdings, Inc.(b)	1,265	14,307
UFP Technologies, Inc.(b)	124	21,333
Ultra Clean Holdings, Inc.(b)	437	14,919
UniFirst Corp.	112	20,486
United Community Banks, Inc.	99	2,897
United Fire Group, Inc.	1,857	37,363
United Natural Foods, Inc.(b)	3,936	63,881
Uniti Group, Inc., REIT	1,994	11,525
Unitil Corp.	1,050	55,198
Universal Corp.	1,090	73,379
Universal Health Realty Income Trust, REIT	344	14,878
Upbound Group, Inc.	1,242	42,191
Urban Edge Properties	501	9,168
Urban Outfitters, Inc.(b)	1,364	48,681
USANA Health Sciences, Inc.(b)	361	19,350
Varex Imaging Corp.(b)	1,428	29,274
Vector Group Ltd.	5,990	67,567
Veeco Instruments, Inc.(b)	440	13,653
Veradigm, Inc.(b)	3,911	41,026
Vericel Corp.(b)	3,877	138,060
Veris Residential, Inc., REIT	975	15,337
Veritex Holdings, Inc.	127	2,955
Verra Mobility Corp.(b)	1,530	35,236
Vestis Corp.	1,035	21,880
Viad Corp.(b)	484	17,521
Viasat, Inc.(b)	1,627	45,475
Viavi Solutions, Inc.(b)	3,420	34,439
Vicor Corp.(b)	640	28,762
Victoria’s Secret & Co.(b)	627	16,641
Vir Biotechnology, Inc.(b)	2,727	27,434
Virtus Investment Partners, Inc.	382	92,352
Vista Outdoor, Inc.(b)	1,822	53,877
Vital Energy, Inc.(b)	663	30,160
Wabash National Corp.	683	17,498
WaFd, Inc.	478	15,755
Walker & Dunlop, Inc.	353	39,187
Warrior Met Coal, Inc.	241	14,694
WD-40 Co.	92	21,994
Westamerica BanCorp	53	2,990
Whitestone REIT	760	9,340
Winnebago Industries, Inc.	699	50,943
WisdomTree, Inc.	12,152	84,213
WK Kellogg Co.	1,510	19,841
Wolverine World Wide, Inc.	3,672	32,644
World Acceptance Corp.(b)	178	23,234
World Kinect Corp.	2,355	53,647
Worthington Enterprises, Inc.	160	9,208

Security Description	Shares	Value
Worthington Steel, Inc.(b)	315	$8,851
WSFS Financial Corp.	68	3,123
Xencor, Inc.(b)	1,298	27,557
Xenia Hotels & Resorts, Inc., REIT	976	13,293
Xerox Holdings Corp.	2,180	39,959
XPEL, Inc.(b)	667	35,918
Xperi, Inc.(b)	6,614	72,886
Yelp, Inc.(b)	1,123	53,163
TOTAL INVESTMENTS – 99.8% (Cost $15,390,236)		17,847,358
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		44,474
NET ASSETS – 100.0%		$17,891,832

____________

(a)      Position currently expected to be disposed of in connection with the Reorganization.

(b)      Non-income producing security.

(c)      Fair valued by Adviser.

PLC = Public Limited Company

REIT = Real Estate Investment Trust

Syntax Stratified U.S. Total Market ETF
Schedule of Investments
December 31, 2023

Security Description	Shares	Value
EXCHANGE-TRADED FUNDS – 99.9%(a)
Syntax Stratified LargeCap ETF(b)	214,702	$15,275,554.00
Syntax Stratified MidCap ETF(b)	44,388	1,813,862
Syntax Stratified SmallCap ETF(b)	20,404	912,475
TOTAL INVESTMENTS – 99.9% (Cost $16,782,639)		18,001,891
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		14,871
NET ASSETS – 100.0%		$18,016,762

____________

(a)      Position currently expected to be disposed of in connection with the Reorganization.

(b)      Affiliated investment. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value 31-Dec-22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 31-Dec-23	Shares as of 31-Dec-23	Dividend Income	Net Capital Gain Distributions
Syntax Stratified LargeCap ETF	$10,227,667	$8,058,605	$(4,600,364)	$414,775	$1,174,871	$15,275,554	214,702	$268,067	$—
Syntax Stratified MidCap ETF	1,219,902	970,260	-617,803	27,573	213,930	1,813,862	44,388	19,332	—
Syntax Stratified SmallCap ETF	603,858	526,513	-298,981	-1,249	82,334	912,475	20,404	10,593	—
Total	$12,051,427	$9,555,378	$(5,517,148)	$441,099	$1,471,135	$18,001,891	279,494	$297,992	$—

ETF = Exchange Traded Fund

Syntax Stratified Total Market II ETF
Schedule of Investments
December 31, 2023

Security Description	Shares	Value
EXCHANGE-TRADED FUNDS – 99.9%
Syntax Stratified LargeCap ETF(a)	92,028	$6,547,581.00
Syntax Stratified MidCap ETF(a)	19,030	777,638
Syntax Stratified SmallCap ETF(a)	8,747	391,169
TOTAL INVESTMENTS – 99.9% (Cost $6,796,748)		7,716,388
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		5,135
NET ASSETS – 100.0%		$7,721,523

____________

(a)      Position currently expected to be disposed of in connection with the Reorganization.

(b)      Affiliated investment. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value 31-Dec-22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 31-Dec-23	Shares as of 31-Dec-23	Dividend Income	Net Capital Gain Distributions
Syntax Stratified LargeCap ETF	$6,680,122	$1,831,236	$(2,773,951)	$370,536	$439,638	$6,547,581	92,028	$114,902	$—
Syntax Stratified MidCap ETF	796,872	214,688	-363,843	59,061	70,860	777,638	19,030	8,288	—
Syntax Stratified SmallCap ETF	394,418	128,844	-177,275	17,424	27,758	391,169	8,747	4,541	—
Total	$7,871,412	$2,174,768	$(3,315,069)	$447,021	$538,256	$7,716,388	119,805	$127,731	$—

ETF = Exchange Traded Fund

Syntax Stratified U.S. Total Market Hedged ETF
Schedule of Investments
December 31, 2023

Security Description	Shares	Value
EXCHANGE-TRADED FUNDS – 92.1%(a)
Syntax Stratified LargeCap ETF(b)	389,434	$27,707,333
Syntax Stratified MidCap ETF(b)	80,513	3,290,067
Syntax Stratified SmallCap ETF(b)	37,008	1,655,013
TOTAL EXCHANGE-TRADED FUNDS (Cost $30,286,880)		$32,652,413
TOTAL PURCHASED OPTIONS – 7.8%(a) (Cost $2,781,058)		$2,752,755
TOTAL INVESTMENTS – 99.9% (Cost $33,067,938)		35,405,168
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		50,580
NET ASSETS – 100.0%		$35,455,748

____________

(a)      Position currently expected to be disposed of in connection with the Reorganization.

(b)      Affiliated investment. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value 31-Dec-22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 31-Dec-23	Shares as of 31-Dec-23	Dividend Income
Syntax Stratified LargeCap ETF	$30,028,261	$171,727	$(5,602,215)	$115,168	$2,994,392	$27,707,333	389,434	$497,228
Syntax Stratified MidCap ETF	3,582,911	17,982	(807,763)	-42,661	539,598	3,290,067	80,513	35,860
Syntax Stratified SmallCap ETF	1,773,361	109,649	(387,239)	-16,656	175,898	1,655,013	37,008	19,651
Total	$35,384,533	$299,358	$(6,797,217)	$55,851	$3,709,888	$32,652,413	506,955	$552,739

ETF = Exchange Traded Fund

Purchased Put Options — 7.8%

Exchange-Traded Options — 7.8%

Description	Number of Contracts	Notional Amount	Cost	Exercise Price	Expiration Date	Value
SPDR S&P 500 ETF Trust	690	$32,796,390	$2,781,058	$490	12/19/2025	$2,752,755
Total			$2,781,058			$2,752,755
Total Purchased Options – 7.8%			$2,781,058			$2,752,755